                                                               EXHIBIT 10.10(a)

      ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION (AHCCCSA)

                          SOLICITATION, OFFER AND AWARD

Contract No.YH5-0001-    RFP No. YH5-0001     Date Issued  3/7/94

Issued by:  Contracts & Purchasing      This project will be approximately
            AHCCCSA                     54% funded by the federal government.
            801 E. Jefferson Ave.       The State of Arizona and its counties
            Phoenix, AZ  85034          will fund the balance.


I.  SOLICITATION

Sealed offers (original and 7 copies) for providing the services described herein will be received at the issuing office (above) until no later than 3:00 p.m. local time June 1, 1994.

FOR INFORMATION CALL:

Michael Veit, Contracting Officer      Phone: (602) 254-5522 ext. 1100

                                TABLE OF CONTENTS

    DESCRIPTION:           PAGE(S):        DESCRIPTION:            PAGE(S)

A.  SOLICITATION, OFFER AND           F.  LIST OF ATTACHMENTS  ....    73-74
    AWARD FORM  ............    1-2   G.  REPRESENTATIONS, CERTI-
B.  CAPITATION RATES .......    3-4       FICATIONS, STATEMENTS....    75-92
C.  DEFINITIONS  ...........   5-10   H.  INSTRUCTIONS, CONDITIONS
D.  PROGRAM REQUIREMENTS ..   11-52       NOTICES TO OFFERORS .....   93-108
E.  CONTRACT CLAUSES  .....   53-72   I.  EVALUATION FACTORS ......  109-114
                                      J.  INDEX....................  189-190

II.  OFFER  (Must be fully completed by offeror)

The undersigned offeror hereby agrees, if this offer is accepted by 9/1/94, to provide all services for which prices are offered at the prices stated in Section B in accordance with all requirements stated in the solicitation.

NAME OF OFFEROR: Arizona Health Concepts, Inc NAME OF PERSON AUTHORIZED
                                              TO SIGN OFFER:

ADDRESS:  2510 W. Dunlap, Suite 100
          Phoenix, AZ        Zip  85021
                                             Blaine J. Beregson
                                             ------------------
                                             TITLE:
PHONE:    (602) 943-5660                     Chief Executive Officer

OFFEROR'S SIGNATURE:                                  DATE: June 1, 1994
                    ----------------------------

III.  AWARD   (To be completed by AHCCCSA)

The offer, including attachments and amendments contained herein, is accepted.

NAME OF AHCCCSA CONTRACTING OFFICER: Michael Veit                  DATE: 7/20/94
                                    ------------------------
SIGNATURE OF AHCCCSA CONTRACTING OFFICER:   Michael Veit
                                         ------------------------

                          SECTION B - CAPITATION RATES

1.    Contractor shall provide services as described in this solicitation.

2. The following capitation rate table, shown for example only, will be generated by the capitation rate computer program, described in Attachment F. Offeror must complete one such rate table for each county it is bidding. Offeror should insert between this page and the following page the computer-generated printout of all such proposed rate tables.

3. Attachment B, Service Area Minimum Network Standards, describes location requirements by county and allows offerors to select cross-over areas and zip codes to be serviced. Offeror must complete the appropriate sheet for each county bid and insert the completed sheet(s) immediately behind the computer-generated printouts described above.

4. Offeror does ________ does ________ not include family planning services, which are optional, in its proposed covered services. (See Section G, Paragraph 2)

                      ___________________________________

                                  SAMPLE ONLY:

PROPOSED CAPITATION RATES:

(1)  COUNTY:____________________

          RATE CODE               CAPITATION RATE         CAPITATION PAYMENT
        CLASSIFICATION          PER MEMBER PER MONTH        PER SOBRA BIRTH

AFDC                    $__________

SSI with Medicare        __________

SSI without Medicare     __________

MI/MN with Medicare      __________

MI/MN without Medicare   __________

Children's Care Program  __________

S.O.B.R.A. Supplemental                                $__________

                             SECTION C - DEFINITIONS

ADP Automated Data Processing. Refers to computer hardware, software and related equipment.

AGENT Any person who has been delegated the authority to obligate or act on behalf of a provider.

AHCCCS Arizona Health Care Cost Containment System as defined by ARS 36-2903, et seq.

AHCCCSA                         Arizona Health Care Cost Containment System
                                Administration

AHCCCS BENEFITS                 See "COVERED SERVICES"

AHCCCS MEMBER                   See "MEMBER"

ALTCS The Arizona Long Term Care System (ALTCS), a program under AHCCCSA that delivers long term, acute and behavioral health care services to eligible members, as authorized by A.R.S. 36-2931.

AMBULATORY                      CARE Preventive, diagnostic and treatment
                                services provided on an outpatient basis by physicians, nurse practitioners, physician assistants and other primary care providers.

AT RISK Refers to the period of time that member is enrolled with a contractor and during which time Contractor is responsible to provide AHCCCS covered services under capitation.

BIDDERS' LIBRARY                A repository of manuals, statutes, rules
                                and other reference material referred to in this RFP, located at the AHCCCS office in Phoenix.

BOARD CERTIFIED                 An individual who has successfully
                                completed all prerequisites of the respective specialty board and successfully passed the required examination for certification.

CAPITATION                      Payment to contractors, by AHCCCSA, of a fixed
                                monthly payment per person in advance for which the contractor provides a full range of covered services.

CATEGORICALLY                   A member who is eligible for Medicaid.
ELIGIBLE MEMBER

COMPETITIVE                     A state procurement system used to select
BID PROCESS                     contractors to provide covered services
                                on a geographic (i.e., county specific) basis.

CONTRACT SERVICES               See "COVERED SERVICES"

CONTRACT YEAR (CY)              Corresponds to federal fiscal year
                                (Oct. 1 through Sept. 30). For example, Contract
                                Year 95 is 10/1/94 - 9/30/95.

CONTRACTOR                      A person, organization or entity agreeing
                                through a direct contracting relationship with AHCCCSA to provide those goods and services specified by contract in conformance with the requirements of such contract and AHCCCS Rules.

CONVICTED                       A judgment of conviction has been entered by a
                                Federal, State or local court, regardless of whether an appeal from that judgment is pending.

CO-PAYMENT                      An amount which the member pays directly to a
                                contractor or provider at the time covered services are rendered.

COUNTY CONTRIBUTION             Amount of funds contributed to the AHCCCS fund
                                by each Arizona county based on funding formulas established by law.

COVERED SERVICES                Health care services to be delivered by a
                                contractor which are so designated in Section D of this contract and also Arizona Administrative
                                Code R9-22-202 et seq.

CRS                             Children's Rehabilitative Services (See Section
                                D, Para.30)

DAYS                            Calendar days unless otherwise specified.

DHS                             Arizona Department of Health Services.

DIRECTOR                        The Director of AHCCCSA.

DISCLOSING ENTITY               An AHCCCS provider or a fiscal agent.

DME Durable medical equipment; an item that can withstand repeated use such as hospital beds, wheelchairs, crutches.

DUAL ELIGIBLE                   A person who is entitled to Medicare Part A
QUALIFIED MEDICARE              insurance, meets certain income, resource and
BENEFICIARY                     residency requirements of the Qualified
                                Medicare Beneficiary program, and who has been determined categorically eligible for full
                                AHCCCS benefits.

ELIGIBILITY                     A process of determining, through
DETERMINATION                   a written application, including required
                                documentation, whether an applicant meets the qualifications for federal (categorical) and/or state only eligibility.

ENCOUNTER                       An encounter is a record of a medically related
                                service rendered by a provider or providers registered with AHCCCSA to a member who is enrolled with a contractor on the date of service. It includes all services for which the contractor incurred any financial liability.

ENROLLMENT                      The process by which a person who has been
                                determined eligible becomes a member with a contractor subject to the limitations specified in the AHCCCS Rules.

EPSDT Early and Periodic Screening, Diagnosis and Treatment services for persons under 21 years of age as described in AHCCCS Rule R9-22-101.

FEE-FOR-SERVICE                 A method of payment to registered providers on
(FFS)                           an amount-per service basis.


FFP Federal financial participation (FFP) refers to the contribution that the Federal government makes to the Title XIX program portion of AHCCCS.

FISCAL YEAR (FY)               The budget year - Federal Fiscal Year: October 1
                               through September 30; State fiscal year: July 1 through June 30.

GATEKEEPER                     Primary care provider who is primarily
                               responsible for all medical treatment rendered;
                               makes referrals as necessary and monitors the member's treatment.

GROUP OF                       Two or more health care professionals who
PRACTITIONERS                  practice their profession at a common location
                              (whether or not they share common facilities,
                               common supporting staff, or common equipment).

 HCFA Health Care Financing Administration, an organization within the Department of Health and Human Services, a Federal agency.

HEALTH MAINTENANCE             Various forms of plan organization, including
ORGANIZATION (HMO)             staff and group models, that meet the HMO
                               licensing requirements of the Federal and/or
                               State government and offer a full array of health care services to members on a capitated basis.

IBNR Incurred But Not Reported claims; liability for services rendered for which claims have not been received.

IHS Indian Health Service (IHS) is a division of the U.S. Public Health Service. It administers a system of hospitals and health centers providing health services to Native Americans and Native Alaskans.

MANAGING EMPLOYEE              A general manager, business manager,
                               administrator, director, or other individual who exercises operational or managerial control over, or who directly or indirectly conducts the day-to-day operation of an institution, organization or agency.

MANAGEMENT SERVICES            A person or organization who agrees to perform
SUBCONTRACTOR                  any administrative function or service for the
                               Contractor specifically related to securing or fulfilling the Contractor's obligations to
                               AHCCCSA under the terms of the contract.

MATERIAL OMISSION              A fact, data or other information
                               excluded from a report, contract, etc. the absence of which could lead to erroneous conclusions following reasonable review of such report, contract, etc.

MEDICAID A Federal/State program authorized by Title XIX of the Social Security Act, as amended, which provides Federal matching funds for a medical assistance program for recipients of federally aided public assistance and SSI benefits and other specified groups. Certain minimal populations and services must be included to receive FFP; however, states may optionally include certain additional populations and services at State expense and also receive FFP.

MEDICARE A Federal program authorized by Title XVIII of the Social Security Act, as amended.

MEMBER For purposes of this solicitation, a person eligible for AHCCCS who is enrolled with a Contractor.

NON-CONTRACTING PROVIDER        A provider who has a contract or subcontract
                                within the AHCCCS system and renders covered services to an eligible person or member to whom such provider bears no contractual obligation.

NONPROVIDER                     A person or entity who provides hospital or
                                medical care but does not have a contract or subcontract within the system.

OFFEROR The organization, entity or person which submits a proposal in response to the AHCCCS Request for Proposal. An offeror who is awarded a contract becomes a Contractor.

PREPAID CAPITATION              A method by which a Contractor is paid in
                                advance to deliver covered services for the duration of a contract to members based on a fixed rate per member notwithstanding (a) the actual number of members who receive care from the provider, and (b) the amount of health care services provided to any member. A prospectively paid, fixed monthly premium per person which covers a specified set of benefits; a cost containment alternative to fee-for- service.

PRIMARY CARE PROVIDER/          An individual responsible for the management of
PRACTITIONER (PCP)              the member's health care that includes, but is
                                not limited to, a physician who is a family practitioner, general practitioner, pediatrician, general internist, obstetrician, gynecologist, certified nurse practitioner or, under the supervision of a physician, a physician's assistant. The PCP must be an individual, not a group or association of persons, such as a clinic.

RATE CODE                       Classification for capitation payment purposes.
                                There are seven rate codes into which AHCCCS members are grouped: 1) AFDC, 2) SSI with Medicare, 3) SSI without Medicare, 4) MN/MI with
                                Medicare, 5) MN/MI without Medicare, 6)
                                Children's Care Programs and 7) S.O.B.R.A.
                                Mothers.

REINSURANCE                     A risk-sharing program provided by AHCCCSA to
                                contractors for the reimbursement of certain contract service costs incurred by a member beyond a certain monetary threshold.

RELATED PARTY                   A party that has, or may have, the ability to
                                control or significantly influence a contractor, or a party that is, or may be, controlled or significantly influenced by a contractor.
                                "Related parties" include, but are not limited to, agents, managing employees, persons with an ownership or controlling interest in the disclosing entity, and their immediate families, subcontractors, wholly-owned subsidiaries or suppliers, parent companies, sister companies, holding companies, and other entities controlled or managed by any such entities or persons.

RFP Request For Proposal; document prepared by AHCCCSA which describes the services required and which instructs prospective offerors how to prepare a response (proposal).

SCOPE OF SERVICES               See "COVERED SERVICES"

STATE                           The State of Arizona.

STATE PLAN                      The written agreement between the State of
                                Arizona and HCFA which describes how the AHCCCS program meets all HCFA requirements for participation in the Medicaid program.

SUBCONTRACT                     An agreement entered into by Contractor with a
                                provider of health care services who agrees to furnish covered services to members, or with a marketing organization, or with any other organization or person who agrees to perform any administrative function or service for
                                Contractor specifically related to fulfilling
                                Contractor's obligations to AHCCCSA under the terms of this contract.

SUBCONTRACTOR                   (1) A person, agency or organization to which a
                                    contractor has contracted or delegated some of its management functions or responsibilities to provide covered services to its members; or

                                (2) A person, agency or organization with which
                                    a fiscal agent has entered into a contract, agreement, purchase order or lease (or leases of real property) to obtain space, supplies, equipment or services provided under the AHCCCS agreement.

YEAR                            See "Contract Year".

                                END OF SECTION C

                        SECTION D - PROGRAM REQUIREMENTS

                                TABLE OF CONTENTS


PARAGRAPH     SUBJECT                                                       PAGE

1.      Scope of services................................................... 13
2.      Delivery of services................................................ 14
3.      Nursing facilities.................................................. 16
4.      Enrollment and disenrollment........................................ 16
5.      Medical policies.................................................... 19
6.      Primary care provider standards..................................... 21
7.      Emergency services.................................................. 22
8.      Staff requirements and support services............................. 22
9.      Written policies, procedures and job descriptions................... 24
10.     Medical director.................................................... 24
11.     Encounter data reporting............................................ 25
12.     Encounter data reporting deadlines.................................. 26
13.     Periodic report requirements........................................ 26
14.     Required financial reports.......................................... 27
15.     Financial viability criteria/ performance measures.................. 27
16.     Quality management and utilization management (QM/UM)............... 28
17.     Provider registration............................................... 28
18.     Medical records..................................................... 29
19.     Member surveys...................................................... 29
20.     Open enrollment..................................................... 30
21.     Transition of members............................................... 30
22.     Member handbook..................................................... 31
23.     Provider manual..................................................... 33
24.     Appointment standards............................................... 34
25.     Grievance process and standards..................................... 35
26.     Quarterly grievance report.......................................... 37
27.     Referral procedures and standards................................... 37
28.     Operational and financial reviews................................... 37
29.     Operational and financial readiness reviews......................... 39
30.     Children's Rehabilitative Services  (CRS)........................... 39
31.     Hospital reimbursement.............................................. 40
32.     Behavioral health  services......................................... 41
33.     Dissemination of information........................................ 43
34.     Coordination of benefits/ third party liability..................... 43
35.     Cost sharing........................................................ 44
36.     Marketing plans..................................................... 44
37.     Specialty contracts................................................. 44
38.     Advances, distributions and loans................................... 45
39.     Accumulated fund deficit............................................ 45
40.     Monthly roster reconciliation....................................... 45
41.     Data exchange requirement........................................... 46
42.     Subcontracts........................................................ 47
43.     Management services subcontractors.................................. 48
44.     Management services subcontractor audits............................ 48

45.     Merger, reorganization and change of ownership...................... 48
46.     Requests for information............................................ 49
47.     Performance bond or bond substitute................................. 49
48.     Amount of performance bond.......................................... 50
49.     Federally Qualified Health Centers (FQHC)........................... 50
50.     Contract compliance sanction (penalty) alternative.................. 52
51.     Initial minimum capitalization requirements......................... 52

                        SECTION D - PROGRAM REQUIREMENTS

1.   SCOPE OF SERVICES

Contractor is to provide covered services to AHCCCS members in accordance with all applicable federal, State and local laws, rules, regulations and policies, including services listed in this document, listed by reference in attachments, and AHCCCS policies referenced in this document.

The covered services to be delivered to members during the term of this contract are described in detail in AHCCCS Rules R9-22-202 et seq., and are as follows:

A.   ACUTE MEDICAL SERVICES

     1)    Inpatient and outpatient hospital
     2)    Emergency room
     3)    Physician
     4) Outpatient Health Services, including those services that may be provided in a Rural Health Clinic or Federally Qualified Health Center
     5)    Laboratory, X-Ray and medical imaging
     6)    Pharmacy
     7)    Medical supplies, durable medical equipment and prosthetic devices
     8)    Emergency ambulance
     9)    Medically necessary transportation
     10) Family Planning (optional), including drugs, supplies, devices and surgical procedures provided to delay or prevent pregnancy. Referral services if Family Planning not provided (See Section G, Paragraph 2)
     11) Therapies which include, physical, occupational, respiratory, audiology and speech therapies
     12)   Podiatry
     13)   Private duty nursing
     14) Early and periodic screening, diagnosis and treatment services for members under the age of 21. These services include all medically necessary Title XIX services for categorically eligible members.

           Services, including transplantation and behavioral health, are limited for non-categorically eligible members. See OMD Policy Manual for specific limitations.
     15) Organ transplantations which are medically necessary are limited to the following services for members 21 years and older: kidney and related immunosuppressant medications, cornea and bone. Heart with related immunosuppressant medications; and autologous and allogenic bone marrow with related chemotherapy or radiotherapy are limited to categorically eligible members.
     16) Eyeglasses and contact lenses for members 21 years and older as the sole prosthetic device after a cataract extraction.
     17) Emergency dental care, extractions and medically necessary dentures for members 21 years and older.
     18)   Home health services in lieu of hospitalization
     19) Nursing facility services in lieu of hospitalization not to exceed 90 days. See Section D, Paragraph 3, Nursing Facilities.

B.   BEHAVIORAL HEALTH SERVICES

     Title XIX covered behavioral health services are available to the following populations once they have been determined categorically eligible:

     1)    Members under the age of 18
     2)    Seriously Mentally Ill (SMI) eligible members age 18 and older
     3)    Non-SMI eligible members age 18, 19 and 20

     AllAHCCCS eligible members are entitled to the first 72 hours of emergency behavioral health services if member is not identified as enrolled in the ADHS Behavioral Health Program.

     (See Section D, Paragraph 32 for details on covered behavioral health services.)

C.   QUALIFIED MEDICARE BENEFICIARY SERVICES

        In addition, the following shall be made available through referral by a primary care provider to members who are Dual Eligible Qualified Medicare Beneficiaries. These services are limited in accordance with A.R.S. 36-2974:

     1)    Chiropractic services
     2)    Inpatient psychiatric services
     3)    Psychological services
     4)    Inpatient and outpatient occupational therapy
     5)    Respite services

2.   DELIVERY OF SERVICES

Covered and excluded services for members are listed in AHCCCS Rule R9-22-202 and R9-22-203. Contractor is solely responsible for the provision of covered services. Covered services must be medically necessary and provided by, or under the direction of, a primary care provider. Contractor shall provide the same standard of care for all members regardless of the member's eligibility category.

To ensure mainstreaming of AHCCCS members, Contractor shall take affirmative action so that members are provided covered services without regard to race, color, creed, sex, religion, age, national origin, ancestry, marital status, sexual preference, or physical or mental handicap, except where medically indicated. Examples of prohibited practices include, but are not limited to, the following:

     a. Denying or not providing a member any covered service or availability of a facility.

     b. Providing to a member any covered service which is different, or is provided in a different manner or at a different time from that provided to other members, other public or private patients or the public at large except where medically necessary.

     c. Subjecting a member to segregation or separate treatment in any manner related to the receipt of any covered service; restricting a member in any way in his or her enjoyment of any advantage or privilege enjoyed by others receiving any covered service.

     d. The assignment of times or places for the provision of services on the basis of the race, color, creed, religion, age, sex, national origin, ancestry, marital status, sexual preference, income status, AHCCCS membership, or physical or mental handicap of the participants to be served.

If Contractor knowingly executes a subcontract with a provider with the intent of allowing or permitting the subcontractor to implement barriers to care (i.e. the terms of the subcontract are more restrictive than this contract), Contractor will be in default of its contract.

Contractor shall have a delivery system that meets AHCCCSA standards as defined in this solicitation. Contractor must insure that this delivery system provides available, accessible and adequate numbers of facilities, locations and personnel for the provision of covered services, including all emergency medical care on a 24-hour-a-day, 7-day-a-week basis. AHCCCSA reserves the right to waive certain network requirements, if said waiver is determined to be in the best interest of the State.

Contractor shall submit information quarterly regarding its provider network. This information shall be submitted in the format described in the document titled AHCCCS Contracted Health Plan Technical Interface Guidelines which may be found in the Bidders' Library. This data is to be submitted to AHCCCSA on the tenth working day of each calendar quarter.

Any material changes in Contractor's provider network must be approved in advance by AHCCCSA, Office of Managed Care. The Office of the Medical Director will assess changes in Contractor's provider network for potential impact on members' health care.

Contractor shall notify AHCCCSA, Office of Managed Care, within one working day of any unexpected changes that would impair its provider network. This notification shall include (1) information about how the change will affect the delivery of covered services, and (2) Contractor's plans for maintaining the quality of member care if the provider network change is likely to result in deficient delivery of covered services.

3.   NURSING FACILITIES

Contractor shall provide nursing facility services for short-term convalescent care not to exceed 90 days in a contract year. These services must be in lieu of hospitalization. Contractor may have members residing in nursing facilities assigned to them who are not eligible for ALTCS but are eligible for covered services as provided under this contract. Services must be provided in licensed facilities certified under Titles XVIII and XIX. The Contractor shall not deny such nursing facility services if the nursing facility is unable to obtain prior authorization in situations where MN/MI eligibility and ALTCS eligibility overlap and the member is enrolled with an AHCCCS acute care contractor. The Contractor's payment responsibility described above applies only in situations where the nursing facility has not been notified in advance of the member's enrollment with an AHCCCS acute care contractor.

4.   ENROLLMENT AND DISENROLLMENT

Eligibility for the various AHCCCS coverage groups is determined by one of the following agencies:

     Social Security Administration (SSA)

     SSA determines eligibility for the Supplementary Security Income (SSI) cash program. SSI Cash recipients are automatically eligible for AHCCCS coverage.

     Department of Economic Security (DES)

     DES determines eligibility for the Aid to Families with Dependent Children
        (AFDC) cash program (AFDC Cash recipients are automatically eligible for AHCCCS coverage), AFDC and SSI Medical Assistance Only (MAO) groups and the Eligible Assistance Children (EAC) State program.

     Arizona's 15 Counties

     Each County determines eligibility for the Medically Needy/Medically
        Indigent (MN/MI) and the Eligible Low Income Children (ELIC) State Program.

AHCCCS acute care eligible members are enrolled with contractors in accordance with the rules set forth in R9-22-333, R9-22-334, R9-22-335, R9-22-337,
R9-22-339, R9-22-340, R9-22-342 and R9-22-707.

a.   Health Plan Choice

     All members except those eligible under the MN/MI State program have a choice of available contractors. If there is only one contractor available for the member's county or zip code, no choice is offered. Upon notification of a member's eligibility, AHCCCSA sends to the member an enrollment choice letter, instructions on How to Choose a Health Plan and the telephone number to call to enroll. A listing of the available contractors and their telephone numbers are included with instructions to members to call the contractors directly with specific questions concerning the contractors' health plan. Members who do not make a choice by the sixteenth day from the date on the enrollment letter are automatically assigned to an available contractor using the method applied to the MN/MI population.

     AHCCCSA assigns MN/MI eligible members to an available contractor based on family continuity or through AHCCCSA's auto-assignment algorithm. These members do not get a choice until the open enrollment period.

     An exception to the above enrollment policies is that previously eligible and enrolled members who have been disenrolled for less than 90 days will be automatically enrolled with the same contractor if that contractor is still available.

b.   Newborns

     Newborns of AHCCCS eligible mothers who were enrolled at the time of the child's birth and whose newborn notification was received by AHCCCSA in a timely manner will be enrolled with the mother's contractor. Categorically eligible mothers of newborns are sent a letter advising them of their right to choose a different contractor for their child; otherwise the child will remain with the mother's contractor.

     Newborns of MN/MI mothers are enrolled with the mother's contractor for a minimum of 30 days up to a maximum of 60 days.

     The enrollment date for the newborn with the mother's contractor is dependent upon the timeliness of the contractor's notification to AHCCCSA of the newborn's birth. When determining the number of days from the date of birth to date of notification, the day after birth is considered to be day "one".

     1) If notification is within three days of the date of the newborn's birth, the newborn is enrolled effective the date of birth.

     2) If notification is from four through 30 days after date of birth, the newborn is enrolled effective the date of notification.

     3) If notification is more than 30 days after date of birth, the categorical newborn is enrolled effective three days after notification.

AHCCCS Rules R9-22-342 and R9-22-707 contain additional information concerning newborn enrollment and payment.

c.   Enrollment Guarantees

     Upon initial capitated enrollment as a categorical eligible member or as an Eligible Assistance Child (EAC), the member is guaranteed a minimum of five full months of continuous enrollment.

     Upon termination of categorical or EAC eligibility, the enrollment guarantee is granted if the member has not had at least five continuous months of capitated enrollment as a categorical or EAC following the month in which the initial categorical or EAC enrollment began. Enrollment guarantees do not apply to American Indians who choose Indian Health Services (IHS) as their health plan. The enrollment guarantee applies a maximum of one time per member as a categorical member and one time as an EAC member.

     If a member changes from one contractor to another within the enrollment guarantee period, the remainder of the guarantee period applies to the new contractor.

     AHCCCS Rule R9-22-337 describes the reasons for which the enrollment guarantee may be terminated.

d.   American Indians

     American Indians eligible under any coverage group other than MN/MI, on or off-reservation, have a choice of Indian Health Services (IHS) or any available contractor. If choice is not made within the specified time limit, American Indian members living on-reservation will be assigned to IHS and American Indian members living off-reservation will be assigned to an available contractor using AHCCCSA's family continuity policy and auto-assignment algorithm.

     American Indians may change from IHS to a contractor or from a contractor to IHS once a year in addition to the open enrollment period.

     American Indian members eligible under the MN/MI coverage group living on-reservation will be assigned to Indian Health Services (IHS) and those living off-reservation will be assigned to a contractor using regular MN/MI enrollment policy.

     AHCCCSA is the sole authority in enrolling and disenrolling members. The
        Contractor shall not disenroll any member.

5.   MEDICAL POLICIES

The Office of the Medical Director (OMD) Policy Manual has been issued, is hereby incorporated by reference and is available in the Bidders' Library. Additional requirements include the following EPSDT services:

A.   EPSDT Participation

     The Contractor shall ensure that members under age 21 are receiving the required EPSDT screens in accordance with the AHCCCS periodicity schedule. (See OMD Policy Manual.)

     The Contractor shall achieve a 65% participation rate for EPSDT eligible children for Contract Year 95 (10/1/94 - 9/30/95). HCFA's goal is to achieve 80% participation in the EPSDT program by October 1, 1996.

     The Contractor shall submit to AHCCCSA, Office of the Medical Director, within 30 days from the beginning date of the contract a comprehensive plan to increase member participation in the EPSDT program. The plan must be reviewed and approved by AHCCCSA and shall include at a minimum the following components:

     1.    Program monitoring

     2.    Program evaluation

     3.    Member outreach

     4.    Provider education

     The Contractor shall submit to AHCCCSA, office of the Medical Director, a quarterly progress report that outlines the advances achieved in reaching the established goals. For continuing offerors, AHCCCSA will no longer require submission of the semi-annual EPSDT Quality Management Report.

B.   DENTAL SERVICES

     The Contractor shall ensure that enrolled members under age 21 have direct access to dental providers. Enrolled members may also be referred by their PCPs. Enrolled members over age three shall be screened annually by a dentist who will perform an evaluation and report findings and treatment to the member's PCP and/or the Contractor. Enrolled members under age three shall be screened by their PCP and referred to a dentist when medically necessary.

     Dental standards may be found in the OMD Policy Manual which is incorporated herein by reference and which may be found in the Bidders' Library.

C.   IMMUNIZATIONS

     AHCCCSA will conduct annual immunization audits of Contractor based on random sampling to assess the immunization status of children under the age of six.

     Contractor shall provide all assistance necessary to complete the audits in a timely and efficient manner, including locating the medical records and immunization histories of selected sample children and collecting general office visit information.

     ForContract Year 95 (10/1/94 - 9/30/95), Contractor shall achieve the following immunization rates for children below age six:

     Diphtheria, Tetanus, Pertussis vaccine (DTP) - 65% 4 doses
                         Oral polio vaccine (OPV) - 70% 3 doses
            Measles, Mumps, Rubella vaccine (MMR) - 70% 1  dose

       The immunization audits will be conducted to verify rates achieved and the results will be published. If Contractor has not achieved CY 95 immunization goals, it shall submit a corrective action plan to AHCCCSA within 30 days of receipt of notification of its immunization rates. AHCCCSA may conduct a follow-up on-site review.

6.   PRIMARY CARE PROVIDER STANDARDS

To the extent required by this contract, the Contractor shall offer its members freedom of choice in selecting a Primary Care Provider (PCP). At a minimum, the Contractor shall have or provide one full-time equivalent (FTE) PCP per 2,500 members. For purposes of determining equivalency requirements, practitioners defined in AHCCCS Rule R9-22-101 shall be designated as 0.5 FTE and physicians as 1 FTE. The number of members assigned to a PCP shall be decreased by the Contractor if necessary to maintain the appointment availability standards and to avoid the PCP having a caseload or medical practice composed predominantly of AHCCCS members. The Contractor must subcontract with PCPs and other health care providers according to the service area standards identified in Attachment B.

When a new member has been assigned to the Contractor, the Contractor shall inform the individual in writing of the enrollment. The Contractor shall include with the enrollment notification a list of all the Contractor's available PCPs and the process for selection, as well as the process for changing the PCP assignment, should the member desire to do so.

The Contractor shall ensure that newly enrolled members are advised of their PCP assignment within 10 days of enrollment in accordance with AHCCCS Rule R9-22-518. The Contractor shall have a system to monitor and ensure that each member has a PCP assignment and that the Contractor's data regarding PCP designation is current.

The PCP is held accountable for supervising, coordinating and providing initial and primary care to each assigned member. In addition, the PCP is responsible for initiating referrals for specialty care, maintaining continuity of each member's health care and maintaining the member's medical record which includes documentation of all services provided to the member by the PCP, as well as any specialty or referral services. The Contractor shall notify the PCP of all services, reported as encounters, by providers other than the PCP for the PCP's assigned members.

PCPs and specialists who provide inpatient services to the Contractor's enrolled members shall have admitting and treatment privileges in a minimum of one general acute care hospital that is under subcontract with the Contractor and is located within the Contractor's service area.

The Contractor shall ensure that a maternity care provider is designated for each enrolled pregnant woman for the duration of her pregnancy and postpartum care. Such designation shall be consistent with the freedom of choice requirements for selecting health care professionals while ensuring that continuity of care is not compromised. Maternity services shall be provided in accordance with the AHCCCS OMD Policy Manual.

7.   EMERGENCY SERVICES

Contractor shall have and/or provide the following as a minimum:

a. Emergency services facility adequately staffed by qualified medical professionals to provide pre-hospital, emergency care on a 24-hour-a-day, 7-day-a-week basis, for the sudden onset of a medically emergent condition as defined by AHCCCS Rule R9-22-101. Contractor is encouraged to contract with or employ the services of non-emergency facilities (e.g. urgent care centers) to address member non-emergency care issues occurring after regular office hours or on weekends. Contractor shall be responsible for developing guidelines for member education to insure the appropriate utilization of emergency room services.

b. Triage services provided to members on initiation of emergency care, provided that the services were medically necessary to assess and determine whether an emergency medical condition exists.

c. Designated emergency transportation system, defined as 9-1-1, fire, police, or other locally established system to provide rapid response for medical emergency calls. Transportation will be undertaken to the nearest appropriate facility capable of meeting the member's medical needs.

8.   STAFF REQUIREMENTS AND SUPPORT SERVICES

Contractor shall have in place the organization, management and administrative systems capable of fulfilling all contract requirements. At a minimum, the following staff are required:

a. A full-time Administrator to oversee the entire operation of the health plan;

b. A Medical Director who shall be an Arizona-licensed physician. The Medical Director shall be actively involved in all major clinical program components of the Contractor's health plan. The Medical Director shall devote sufficient time to Contractor's health plan to ensure timely medical decisions, including after-hours consultation as needed;

c. A full-time Chief Financial Officer to oversee the budget and accounting systems implemented by Contractor;

d. A Quality Management/ Utilization Management Coordinator who is an Arizona-licensed registered nurse, physician or physician's assistant;

e. A Maternal Health/ EPSDT Coordinator who shall be an Arizona-licensed registered nurse, physician or physician's assistant; or have a Master's degree in Health Services, Public Health or Health Care Administration;

f. A Behavioral Health Coordinator who shall have a combination of a minimum of a bachelors degree in a behavioral health related field as well as a minimum of two years training and experience in actual behavioral health services delivery;

g. Prior Authorization staff to authorize medical care 24 hours per day, 7 days per week. This staff shall be directly supervised by an Arizona-licensed registered nurse, physician or physician's assistant;

h. Concurrent Review staff to conduct inpatient concurrent review. This staff shall consist of an Arizona-licensed registered nurse, physician, physician's assistant or an Arizona-licensed practical nurse experienced in concurrent review and under the direct supervision of a registered nurse, physician or physician's assistant.

i. Member Service staff to coordinate communications with members and act as member advocates. There shall be sufficient Member Service staff to enable members to receive prompt resolution to their problems or inquiries;

j. Provider Service staff to coordinate communications between Contractor and its subcontractors. There shall be sufficient Provider Services staff to enable providers to receive prompt resolution to their problems or inquiries;

k. Claims Processors to ensure the timely and accurate processing of original claims, claims correction letters, resubmissions and overall adjudication of claims;

l. Encounter Processors to ensure the timely and accurate processing and submission to AHCCCSA of encounter data and reports;

m. A Grievance Coordinator who will manage and adjudicate member and provider grievances; and

n. Clerical and support staff to ensure appropriate functioning of the Contractor's operation.

Contractor shall inform AHCCCSA, Office of Managed Care, in writing within seven days of staffing changes in the following key positions:

     -     Administrator
     -     Medical Director
     -     Chief Financial Officer
     -     Quality Management/ Utilization Management Coordinator
     -     Provider Services manager
     -     Member Services manager
     -     Claims Administrator
     -     Maternal Health/ EPSDT Coordinator
     -     Grievance Coordinator
     -     Behavioral Health Coordinator

Contractor shall ensure that all staff have appropriate training, education, experience and orientation to fulfill the requirements of the position.

9.   WRITTEN POLICIES, PROCEDURES AND JOB DESCRIPTIONS

Contractor shall develop and maintain written policies, procedures and job descriptions for each functional area of its health plan, consistent in format and style. Contractor shall maintain written guidelines for developing, reviewing and approving all policies, procedures and job descriptions. Contractor shall also provide policy and procedure manuals to providers, as appropriate, in order to ensure all contract requirements are being met.

All policies and procedures shall be reviewed at least annually to ensure that Contractor's current practices reflect written policies. Reviewed policies shall be dated and signed by the Contractor's appropriate manager, coordinator, director or administrator. All medical and quality management policies must be approved and signed by the Contractor's Medical Director.

Job descriptions shall be reviewed at least annually to ensure that current duties performed by the employee reflect written requirements.

10.  MEDICAL DIRECTOR

Contractor shall have on staff a Medical Director who is currently licensed in Arizona as a Medical Doctor or Doctor of Osteopathic Medicine. The Medical Director shall be responsible for:

a. The development, implementation and medical interpretation of medical policies and procedures to guide and support the provision of medical care to members;

b.   Oversight of provider recruitment activities;

c. Reviewing all providers' applications and submit recommendations to those with contracting authority regarding credentialling and reappointment of all physicians prior to the physician's contracting (or renewal of contract) with Contractor health plan;

d. Continuing surveillance of the performance of providers in their provision of health care to members;

e.   Administration of all medical activities of the Contractor;

f. Continuous assessment and improvement of the quality of care provided to members;

g.   Serving as Chairperson of Quality Management Committee;

h.   Oversight of provider education, inservice training and orientation;

i. Assuring that adequate staff and resources are available for the provision of proper medical care to members;

j.   Attending AHCCCS Medical Director meetings.

11.  ENCOUNTER DATA REPORTING

Contractor shall submit encounter data to AHCCCSA acknowledging that a contract service has been performed. This requirement is in accordance with the terms and conditions of the HCFA grant award.

Encounter data must be provided to AHCCCSA by electronic media. Formatting and specific requirements for encounter data are described in the AHCCCS Encounter Reporting User Manual and AHCCCS Contracted Health Plan Technical Interface Guidelines, copies of which may be found in the Bidders' Library .

Whether using magnetic tape or direct automated data exchange, data must be organized into the PMMIS AHCCCSA-supplied formats.

The Encounter Record Submission Standards and Penalty Provisions are included herein as Attachment C.

12.  ENCOUNTER DATA REPORTING DEADLINES

Encounter data for all contract services must be received by AHCCCSA no more than 240 days from the end of the month in which the service was rendered. See AHCCCS Encounter Reporting User Manual for additional information regarding deadlines.

13.  PERIODIC REPORT REQUIREMENTS

AHCCCSA, under the terms and conditions of its HCFA grant award, requires periodic reports, encounter data, and other information from Contractor. The submission of late, inaccurate, or otherwise incomplete reports shall constitute failure to report subject to the penalty provisions described in this contract. Standards applied for determining adequacy of required reports are as follows:

a. Timeliness - Reports or other required data shall be received on or before scheduled due dates.

b. Accuracy - Reports or other required data shall be prepared in strict conformity with appropriate authoritative sources and/or AHCCCS defined standards.

c. Completeness - All required information shall be fully disclosed in a manner that is both responsive and pertinent to report intent with no material omissions.

AHCCCS requirements regarding reports, report content and frequency of submission of reports are subject to change at any time during the term of the contract. Contractor shall comply with all changes specified by AHCCCSA. Contractor may be entitled to additional payments because of such added contract requirements.

Contractor shall be responsible for continued reporting beyond the term of the contract. For example, processing claims and reporting encounter data will likely continue beyond the term of the contract because of lag time in filing source documents by subcontractors.

Contractor shall maintain books and records relating to covered services and expenditures including reports to AHCCCSA and working papers used in the preparation of reports to AHCCCSA. Contractor shall comply with all specifications for record keeping established by AHCCCSA. All books and records shall be maintained to the extent and in such detail as required by AHCCCS Rules and policies. Records shall include but not be limited to financial statements, records relating to the quality of care, medical records, prescription files and other records specified by AHCCCSA.

Contractor agrees to make available at its office at all reasonable times during the term of this contract and the period set forth in paragraphs a. and b. below any of its records for inspection, audit or reproduction by any authorized representative of AHCCCSA, State or federal government.

Contractor shall preserve and make available all records for a period of five years from the date of final payment under this contract except as provided in paragraphs a. and b. below:

a. If this contract is completely or partially terminated, the records relating to the work terminated shall be preserved and made available for a period of five years from the date of any such termination.

b. Records which relate to grievances, disputes, litigation or the settlement of claims arising out of the performance of this contract, or costs and expenses of this contract to which exception has been taken by AHCCCSA, shall be retained by Contractor for a period of five years after the date of final disposition or resolution thereof.

14.  REQUIRED FINANCIAL REPORTS

Contractor shall comply with all financial reporting requirements contained in the Reporting Guide for Acute Health Care Contractors with the Arizona Health Care Cost Containment System. The Guide, which may be found in the Bidders' Library, contains a complete listing of all monthly, quarterly and annual reporting requirements including due dates for each report.

15.  FINANCIAL VIABILITY CRITERIA/ PERFORMANCE MEASURES

AHCCCSA has established the following financial viability criteria/ performance measures that Contractor shall adhere to:

a.   Current Ratio

     Current asset divided by current liabilities.
     Standard - At least 1.00

b.   Equity per Member

     Equity, less on-balance sheet performance bond, divided by the number of members at the end of the period.
     Standard - At least $170

c.   Gross Medical Expenses Percentage
     Gross medical expenses divided by total revenue.
     Standard - No more than 90.5%

d.   Total Administrative Cost Percentage
     Total administrative expenses, excluding income taxes, divided by total revenue.
     Standard - No more than 7.5%

e.   Received But Unpaid Claims Days Outstanding
     Received but unpaid claims divided by the average daily medical expenses for the period, net of sub-capitation expense.
     Standard - No more than 45 days

f.   Total Medical Claims Days Outstanding
     Total medical claims liability divided by the average daily medical expenses for the period, net of sub-capitation expense.
     Standard - No more than 90 days

16.  QUALITY MANAGEMENT AND UTILIZATION MANAGEMENT (QM/UM)

Contractor shall provide to members quality medical care regardless of payer source or eligibility category. Contractor shall institute processes to assess, plan, implement and evaluate quality improvement activities. Contractor must maintain a written QM/UM plan which details plans for compliance with the OMD Policy Manual, including all reporting requirements, which is incorporated herein by reference and may be found in the Bidders' Library.

Contractor shall report all standardized clinical outcome indicators as described in the OMD Policy Manual.

17.  PROVIDER REGISTRATION

Contractor will ensure that all its subcontractors register with AHCCCSA as an approved service provider and receive an AHCCCS Provider ID Number. A provider agreement must be signed with each provider who does not also participate as an AHCCCS FFS provider and retained in Contractor's files. This provider registration process must be completed in order for Contractor to report services a subcontractor renders to enrolled members and for Contractor to be paid reinsurance.

18.  MEDICAL RECORDS

The member's medical record is the property of the provider who generates the record. Each member is entitled to a copy of his or her medical record. Contractor shall have written policies and procedures to maintain the confidentiality of all medical records. AHCCCSA shall be afforded prompt access to all members' medical records whether electronic or paper.

Contractor shall have written policies and procedures for the maintenance of medical records so that those records are documented accurately and in a timely manner, are readily accessible, and permit prompt and systematic retrieval of information.

Contractor shall have written standards for documentation on the medical record for legibility, accuracy and plan of care which comply with the OMD Policy Manual, a copy of which may be found in the Bidders' Library.

Contractor shall have written plans for providing training and evaluating providers' compliance with Contractor's medical records standards.

Medical records shall be maintained in a detailed and comprehensive manner which conforms to good professional medical practice, permits effective professional medical review and medical audit processes, and which facilitates an adequate system for follow-up treatment. Medical records must be legible, signed and dated.

When a member changes PCPs, his or her medical records or copies of medical records must be forwarded to the new PCP within 10 working days from receipt of request.

AHCCCSA is not required to obtain written approval from a member before requesting the member's medical record from the PCP or any other agency.

19.  MEMBER SURVEYS

AHCCCSA may conduct annually a survey of a representative sample of Contractor's membership. AHCCCSA will design a questionnaire to assess accessibility, availability and continuity of care with PCPs; communication between members and Contractor; and general member satisfaction with the AHCCCS program. To ensure comparability of results, all members will receive the same set of questions. AHCCCSA will consider suggestions from Contractor for questions to be included in this survey. The results of these surveys will be published. In addition, Contractor is encouraged to perform its own annual member survey.

20.  OPEN ENROLLMENT

AHCCCSA conducts an open enrollment for members once per contract year, usually in August or September. AHCCCSA may hold additional open enrollments on a limited basis as deemed necessary. During open enrollment members may change contractors subject to the availability of other contractors within their area. Members are mailed a printed enrollment form and may choose a new contractor by taking the form to an AHCCCSA enrollment site or contacting AHCCCSA by telephone to complete the enrollment process. If the member does not participate in open enrollment, no change of contractor will be made and the member's current contractor remains valid for the new contract year provided the contractor's contract is renewed.

21.  TRANSITION OF MEMBERS

When members are transitioned between contractors, the relinquishing contractor shall submit to the receiving contractor critical medical information about transitioning members prior to the transition such as whether the member is:

a.   Hospitalized
b.   Pregnant
c.   Receiving dialysis
d.   Chronically ill (e.g. diabetic, hemophilic, HIV positive)
e. Receiving significant outpatient treatment, medications or medically necessary transportation
f.   On an apnea monitor
g.   Receiving behavioral health services
h.   Receiving Children's Rehabilitative Services
i.   Involved in major organ or tissue transplantation
j. Scheduled for surgery or post-surgical follow-up on a date subsequent to transition
k. Scheduled for prior-authorized procedures and/or therapies on a date subsequent to transition
l. Waiting for expiration of 30-day period for signed sterilization consent forms

Critical information shall include:

a.   PCP assignment
b.   Specialist(s)
c.   Current inpatient or outpatient services
d.   Prescription medications
e.   Durable medical equipment

When a member changes contractors while hospitalized, the relinquishing contractor shall notify the hospital of the change prior to the transition. Notification shall include instruction that the hospital must contact the receiving contractor for authorization of a continued hospital stay. In the event the relinquishing contractor fails to provide such notification to the hospital, the relinquishing contractor shall be responsible for payment of covered hospital services rendered to the member.

22.  MEMBER HANDBOOK

Contractor shall produce and provide printed information to each member or family within 10 days of enrollment. All informational materials prepared by Contractor shall be approved by AHCCCSA prior to distribution to members. Information shall be provided in English and a second language when 200 members or 5% of the Contractor's enrolled population, whichever is greater, are non-English speaking. When there are program or service site changes notification will be provided to the affected members at least 14 days before implementation. Contractor shall maintain documentation verifying that the member handbook is reviewed at least once a year.

The member handbook shall be written at a 4th grade level. Suggested reference material to determine whether this requirement is being met are:

- - -    Fry Readability Index
- - -    PROSE The Readability Analyst (software developed by Education Activities,
     Inc.)
- - -    Gunning FOG Index
- - -    McLaughlin SMOG Index

At a minimum the member handbook shall include:

a.   A table of contents
b. A description of all available contract services and an explanation of any service limitations or exclusions from coverage and a notice stating that Contractor will be liable only for those services authorized by Contractor.
c.   Information on what to do when family size changes
d. How to obtain a PCP, including a list of the names, telephone numbers and service site addresses of PCPs available for selection by the member and a description of the selection process

e.   How to change PCPs
f.   How to make, change and cancel appointments with a PCP
g. List of applicable co-payments (including a statement stating that care will not be denied due to lack of co-payment). The member handbook must clearly state that members cannot be billed for covered services (other than applicable co-payments) and under what circumstances a member may be billed for non-covered services.
h.   The process of referral to specialists and other providers
i.   How to contact Member Services and a description of its function
j. What to do in case of an emergency and instructions for receiving advice on getting care in case of an emergency. In a life-threatening situation, the member handbook should instruct members to use the emergency medical services (EMS) available and/or activate EMS by dialing 9-1-1.
k. How to obtain emergency transportation and medically necessary transportation.
l.   EPSDT services
m.   Maternity and family planning services
n.   Behavioral health services
o.   Out of county/ out of state moves
p.   Grievance procedures
q. Contributions the member can make towards his/her own health, member responsibilities, appropriate and inappropriate behavior, and any other information deemed essential by Contractor or AHCCCS.

Regardless of the format chosen by Contractor, the member handbook must be printed in a type-style and size which can easily be read by members with varying degrees of visual impairment. At a minimum, the member handbook shall also contain the following language regarding questions, problems and grievances (Ref. AHCCCS Rule 9-22-518):

Q. What if I have any questions, problems or complaints about _______________ Health Plan?

A. If you have a question or problem, please call _______________ and ask to talk to a Member Representative. They are there to help you.

A. If you have a specific complaint about your medical care, the Member Representative will help you.

Q.   What if I'm not happy with the help given to me by the Member
     Representative?

A. If you are unhappy with the answer you receive, you can tell the Member Representative you want to file a written or oral grievance. The grievance must be filed not later than 35 days after the date of the action, decision, or incident.

A. Health Plan will make a final decision for grievances within 30 days of receiving your written grievance. A letter will be mailed to you stating the health plan's decision and the reason for the decision. The letter will tell you how you can appeal the decision if you are still unhappy. You must let the health plan know you want to appeal the decision letter.

A.   If you are appealing the health plan's decision,              Health Plan
     will send your request for appeal to the AHCCCSA. You will receive information from AHCCCSA on how your appeal will be handled. AHCCCSA will then decide if the Contractor's decision was correct under the circumstances.

23.  PROVIDER MANUAL

Contractor shall develop, distribute and maintain a provider manual. Contractor shall document the approval of the provider manual by Contractor's Administrator and Medical Director and shall maintain documentation which verifies that the provider manual is reviewed at least annually. Contractor shall ensure that each provider (individual or group which submits claim and encounter data) is issued a copy of the provider manual.

At a minimum, Contractor's provider manual must contain information on the following:

a. Introduction to the Contractor which explains the Contractor's organization and administrative structure
b.   Provider responsibility and the Contractor's expectation of the provider
c.   Overview of the Contractor's Provider Service department and function
d. Listing and description of covered and non-covered services, requirements and limitations
e. Emergency room utilization (appropriate and non-appropriate use of the emergency room
f.   EPSDT Services
g.   Maternal/ Child Health Services
h.   Behavioral Health Services
i.   The Contractor's policy regarding PCP assignments
j.   Referrals to specialists and other providers
k.   Grievance and appeal rights

l.   Billing and encounter submission information
     - indicate which form, UB92, HCFA 1500, or Form C is to be used for services
     - indicate which fields are required for a claim to be considered acceptable by the Health Plan. A completed sample of each form shall be included

m. Contractor's written policies and procedures which affect the provider(s) and/or the provider network
n.   Claims re-submission policy and procedure
o.   Reimbursement rate
p.   Explanation of remittance advice
q.   Prior authorization requirement
r.   Claims medical review

24.  APPOINTMENT STANDARDS

Contractor shall have procedures in place that ensure:

a.   Emergency PCP appointments are available the same day;
b.   Urgent care PCP appointments are available within two days;

c.   Routine care appointments are available within 21 days.

For specialty referrals and dental appointments, Contractor shall be able to provide:

a.   Emergency appointments  within 24 hours of referral;
b.   Urgent care appointments within three days of referral;
c.   Routine appointments within 30 days of referral.

For maternity care, the Contractor shall be able to provide initial prenatal care appointments for enrolled pregnant members as follows:

a.   First trimester - within 14 days of request
b.   Second trimester - within seven days of request
c.   Third trimester - within three days of request
d. High risk pregnancies - within three days of identification of high risk to the Contractor or maternity care provider, or immediately if an emergency exists.

For behavioral health services to members 18-20 years of age, non-seriously mentally ill, the Contractor shall be able to provide appointments as follows:

a.   Emergency - within 24 hours of request
b.   Non-emergency - within seven days of request

Contractor shall monitor the adequacy of its appointment processes and reduce the unnecessary use of alternative methods such as emergency room visits. Contractor shall monitor and ensure that a member's waiting time at the PCP or specialist office is no more than 45 minutes, except when the provider is unavailable due to an emergency.

Contractor shall have established written procedures for disseminating its appointment standards to the network and it must assign a specific member of its organization to ensure compliance with these standards by the network.

Contractor shall have written policies and procedures, about which it educates its provider network, about appointment time requirements. Contractor shall monitor compliance with appointment standards and shall have a corrective action plan when appointment standards are not met.

25.  GRIEVANCE PROCESS AND STANDARDS

Contractor shall have in place a written grievance policy for members and providers which defines their rights regarding any adverse action by Contractor. This written policy shall be in accordance with applicable federal and State law and AHCCCS Rules and policy including, but not limited to, AHCCCS Rules R9-22-512; R9-22-518(A); R9-22-802; and R9-22-804. It shall include the following provisions:

a. The grievance procedure will be provided to members upon enrollment, to all subcontractors at time of contract, and to non-contracting providers within 10 days of the date of receipt of the claim.

b. Specific individual(s) are appointed with authority to require corrective action to administer the grievance policy.

c. A log is maintained for all grievances containing sufficient information to identify the grievant, date of receipt, nature of the grievance and the date grievance is resolved.

d. Within five working days of receipt, the grievant is informed by letter that the grievance has been received. The letter must also be in a second language when 200 members or 5% of the Contractor's enrolled population, whichever is greater, is non-English speaking.

e. Each grievance is thoroughly investigated using the applicable statutory, regulatory and contractual provisions as well as Contractor's policies and procedures, ensuring that facts are gathered from all parties.

f. All documentation received and mailed by Contractor during the grievance process is dated.

g. All grievances are filed in a secure, designated area and are retained for five years following the final decision, judicial appeal or close of a grievance.

h. A copy of Contractor's final decision will be either hand-delivered or delivered by certified mail to all parties whose interest has been adversely affected by the decision. The final decision shall be mailed to all other parties by regular mail. The date of the final decision shall be the date of personal delivery or, if mailed, the postmark date of the mailing. The final decision must include, and describe in detail, the following:

     1)    the nature of the grievance;
     2)    the issues involved;
     3) the reasons supporting Contractor's decision including references to applicable statute, rule and procedure;
     4) the grievant's right to appeal Contractor's decision to AHCCCSA by filing the appeal to Contractor no later than 15 days after the date of Contractor's final decision. This must also be written in a second language, if applicable.

i. If Contractor's final decision is appealed, all supporting documentation must be received by AHCCCSA, Office of Grievance and Appeals no later than five working days from the date Contractor receives the appeal or from the date of the oral or written request from AHCCCSA, Office of Grievance and Appeals. The appeal file must contain a cover letter that includes:

     1)    grievant's name;
     2)    grievant's AHCCCS I.D. number;
     3)    grievant's address; and
     4)    phone number (if available);
     5)    date of receipt of grievance and appeal;

     6) summary of Contractor's actions undertaken to resolve the grievance and basis thereof;

j.   The following material shall be included in the appeal file:

     1)    written request of the grievant asking for the appeal;
     2) copies of the entire file which include the investigations and/or medical records; and Contractor's grievance decision; and
     3) other information used by Contractor to resolve the grievance and that would be necessary to AHCCCSA to resolve the grievance.

k. Contractor may attempt to use alternative resolution procedures to resolve disputes presented to Contractor verbally or in writing. If Contractor elects to use an alternative resolution process, it must be administered and completed within 30 days from receipt of the dispute. If the matter is not resolved to the grievant's satisfaction within the 30-day period, the dispute must then be adjudicated using the grievance standards contained above. However, Contractor must render the written grievance decision within a maximum of 45 days from the date of the initial filing of the grievance or dispute unless a longer period was agreed to by the parties involved.

l. For all disputes where an alternative resolution is proposed, Contractor must inform the grievant of Contractor's resolution and ask the grievant if the resolution is acceptable no later than 30 days from the date that the dispute is initially presented to Contractor. If acknowledged as acceptable, the matter may be closed. If the member or provider states that the resolution is unacceptable, Contractor must then treat the dispute as a formal grievance and abide by the standards contained above.

m. For all disputes where an alternative resolution is proposed, Contractor must maintain a separate log, complying with paragraphs c. and g. above.

26.  QUARTERLY GRIEVANCE REPORT

Contractor shall submit a Quarterly Grievance Report to AHCCCSA, Office of Grievance and Appeals, using the Quarterly Grievance Report Format on file in the Bidder's Library. The Quarterly Grievance Report must be received by the AHCCCSA, Office of Grievance and Appeals, no later than 45 days from the end of the quarter.

27.  REFERRAL PROCEDURES AND STANDARDS

Contractor shall have adequate written procedures regarding referrals to specialists to include, as a minimum, the following:

a.   Use of referral forms clearly identifying the Contractor

b.   A system for resolving disputes regarding the  referrals

c. Having a process in place that ensures the member's PCP receives all specialist and consulting reports

d. A referral plan for any member who is about to lose eligibility and who requests information on low-cost or no-cost health care services.

28.  OPERATIONAL AND FINANCIAL REVIEWS

In accordance with AHCCCS Rule R9-22-521, AHCCCSA will conduct Operational and Financial Reviews at least once every 12 months for the purpose of (but not limited to) ensuring operational and financial program compliance. The Reviews will identify areas where improvements can be made and make recommendations accordingly, monitoring Contractor's progress towards implementing mandated programs and providing Contractor with technical assistance if necessary.

The type and duration of the Operational and Financial Review will be solely at the discretion of AHCCCSA. Except in cases where advance notice is not possible or advance notice may render the review less useful, AHCCCSA will give

Contractor at least three weeks advance notice of the date of the on-site review.

In preparation for the on-site Operational and Financial Reviews, Contractor shall cooperate fully with AHCCCSA and the AHCCCSA Review Team by forwarding in advance such policies, procedures, job descriptions, contracts and logs that AHCCCSA may request. Any documents not requested in advance by AHCCCSA shall be made available upon request of the Review Team during the course of the review. Contractor personnel as identified in advance shall be available to the Review Team at all times during AHCCCSA on-site review activities. While on-site, Contractor shall provide the Review Team with work space, access to a telephone, electrical outlets and privacy for conferences.

Certain documentation submission requirements may be waived at the discretion of AHCCCSA if Contractor is obtaining NCQA accreditation. Contractor must submit entire NCQA report to AHCCCSA for such waiver consideration.

Contractor will be furnished a copy of the Operational and Financial Review Report and given an opportunity to comment on any review findings prior to AHCCCSA publishing the final report. Operational & Financial Review findings may be used in the scoring of subsequent bid proposals by that Contractor. Recommendations made by the Review Team review in order to bring Contractor in compliance with federal, State, AHCCCS, and/or RFP requirements, must be implemented by the Contractor. AHCCCSA may conduct a follow-up Operational and Financial Review to determine Contractor's progress in implementing recommendations and achieving program compliance. Follow-up reviews may be conducted at any time after the initial Operational and Financial Review.

AHCCCSA may conduct an Operational and Financial Review in the event Contractor undergoes a merger, reorganization, changes ownership or makes changes in three or more key staff positions (Medical Director, Administrator, Chief Financial Officer, Maternal Health/ EPSDT Coordinator, QM/UM Coordinator) within a 12-month period.

Contractor shall comply with all other medical audit provisions as required by AHCCCS Rule R9-22-521.

29.  OPERATIONAL AND FINANCIAL READINESS REVIEWS

AHCCCSA may conduct Operational and Financial Readiness Reviews on all successful offerors. The Readiness Reviews will be conducted prior to the start of business for the contract year beginning 10/1/94. The purpose of Readiness Reviews is to assess new contractors' readiness and ability to provide contract services to members at the start of the contract year. A new contractor will be permitted to commence operations only if the Readiness Review factors are met to AHCCCSA's satisfaction.

30.  CHILDREN'S REHABILITATIVE SERVICES  (CRS)

CRS, a program administered by the Arizona Department of Health Services (DHS), is designed to provide specialty medical and surgical care of a comprehensive and rehabilitative nature to children who meet CRS financial and medical eligibility criteria. CRS is not an emergency services program. While attempts will be made by CRS administrators to accommodate emergency referrals, Contractor remains ultimately responsible for the provision of all covered services to their members.

Since CRS is not an entitlement program and eligibility is based on medical judgment, there is no guarantee that CRS administrators will accept responsibility for treatment. Contractor shall refer potentially eligible children to CRS administrators. The referral process is discussed in the CRS Policy and Procedures Manual, available in the Bidders' Library.

The CRS program provides a comprehensive multi-disciplinary approach to management of CRS-covered conditions, but does not provide primary care. Eligibility criteria for these services include:

a. Child has a CRS-covered condition as defined in the CRS Policy and Procedures Manual.
b.   Child requires comprehensive multi-disciplinary care.

c.   Child has a reasonable potential for rehabilitation.

CRS-covered services will ordinarily include the planned management of the covered condition, including inpatient care, surgery, therapy, limited DME and home health care, and social and educational services, as well as periodic follow-up. Emergency services are not ordinarily covered by CRS, nor is initial care of newborn infants.

31.  HOSPITAL REIMBURSEMENT

Contractor shall reimburse hospitals for member care based on one of the following rate methods:

a.   AHCCCS Fee-For-Service Hospital Reimbursement Rate
     -     Inpatient: AHCCCS hospital-specific tiered per diem rates
     - Outpatient: AHCCCS hospital-specific cost-to-charge ratio multiplied by allowed charges, or
b. The Subcontract Rate (The aggregate of subcontract rates must not exceed what would have been paid had the AHCCCS Fee-For-Service Hospital Reimbursement Rate been used.)

Within seven days of subcontracting with a hospital, Contractor shall submit a copy of this agreement, including all rates, terms and conditions, to AHCCCSA, Office of Managed Care. This submittal shall include documentation that this negotiated rate agreement will, when considered in the aggregate, be the same or less than what would have been paid under Paragraph a above. To aid in making this determination, Contractor shall require their independent auditor to evaluate the reasonableness of their assumptions as part of the annual audit.

AHCCCSA plans to eliminate the outpatient cost-to-charge ratio payment system effective 10/1/95. The structure of the new outpatient system is yet to be determined.

Effective 10/1/94, and annually thereafter, inpatient hospital-specific tiered per diem rates will be adjusted in accordance with A.R.S. 36-2903.01 (J).

Contractor shall reimburse out-of-state hospitals at the lowest of the following rates for inpatient and outpatient services:

a.   Negotiated discounted rate, or
b.   Arizona average cost-to-charge ratio multiplied by allowed  charges, or
c. Medicaid rate in effect in the state in which the hospital is located at the time services are provided.

The Contractor may conduct prepayment and postpayment medical reviews of all hospital claims including outlier claims. Erroneously paid claims are subject to recoupment.

For a more complete description of the guidelines for hospital reimbursement, please consult the Bidders' Library for applicable statutes and rules.

32.  BEHAVIORAL HEALTH  SERVICES

Title XIX covered behavioral health services are available to the following populations once they have been determined categorically eligible:

a.   Members under the age of 18
b.   Seriously Mentally Ill (SMI) eligible members age 18 and older
c.   Non-SMI eligible members age 18, 19 and 20

Under Age 18 and SMI:

The Contractor is responsible for referring categorically eligible children under the age of 18 and SMI eligible members age 18 and older to the Arizona Department of Health Services (ADHS) for the provision of Title XIX covered behavioral health services. ADHS contracts with Regional Behavioral Health Authorities (RBHAs) for the provision of Title XIX covered behavioral health services. The Contractor is responsible for coordination of care with the ADHS

RBHAs in accordance with Chapter 1500 of the AHCCCS Mental Health Policy Manual, a copy of which may be found in the Bidders' Library.

The Contractor is also responsible for communicating with the ADHS RBHAs, if appropriate, regarding any medications that the PCP has prescribed.

Non-SMI, Age 18, 19 and 20:

The Contractor is responsible for providing Title XIX covered behavioral health services to categorically eligible non-SMI members age 18, 19 and 20 in accordance with AHCCCS Rule R9-22-1204 and Chapter 200 of the AHCCCS Mental Health Policy Manual. Covered services include: inpatient hospital, inpatient psychiatric facility for individuals under the age of 21, individual therapy and counseling, group and/or family therapy and counseling, psychotropic medication adjustment and monitoring, partial care, emergency crisis services, behavior management, psychosocial rehabilitation, screening, evaluation and diagnosis, case management and psychotropic medications.

Referrals:

Categorically eligible members age 18, 19 and 20 may be referred directly for the provision of behavioral health services by the Primary Care Physician (PCP), family members, self-referrals, schools, other service providers, and members of the community and State agencies as well as the Contractor's staff. The same referral procedures (including appointment and utilization standards) which are applicable to other health care services apply to behavioral health services.

Individual Service Plan:

The Contractor is responsible for developing an Individual Service Plan (ISP) for all categorically eligible members age 18, 19 and 20 requiring inpatient behavioral health services. It is also recommended that an ISP be developed for any other members needing extended care (greater than 12 weeks) or intensive care (more than one visit per week). The ISP is to be included as part of the member's medical record.

Case Management, Case Coordination:

The Contractor is responsible for providing case management services, when medically necessary. Case management services may vary in scope and frequency, depending on the eligible person's intensity of need. Case management services consist of a set of services and activities through which appropriate and cost-effective Title XIX covered services are identified, planned, coordinated, obtained, monitored and continuously evaluated.

Case coordination is provided to categorically eligible members age 18, 19 and 20 who are in need of behavioral health services but who do not require case management services which are more intensive. Case coordination is limited to basic ISP development, identification of service providers, monitoring, updates and follow-up, when necessary.

Quality Management Requirements:

Quality management for behavioral health services must be integrated into the Contractors quality management plans and must meet the quality management requirements established by AHCCCSA.

Provider Network:

The Contractor is responsible for contracting with behavioral health providers who meet ADHS licensure and/or certification standards and who are registered as a behavioral health provider with AHCCCSA. The Contractor may, at its option, contract with ADHS RBHAs for the provision of behavioral health services. The Contractor must ensure that a sufficient number of qualified behavioral health providers are in their provider network and that providers comply with subcontracting, appointment standards and other provider related requirements in this document.

Notification Requirements:

The Contractor is responsible for notifying AHCCCSA monthly of members referred and receiving behavioral health services. The information is to be submitted to the AHCCCS Office of Policy Analysis and Coordination using the reporting format developed by AHCCCSA and available in the Bidders' Library.

Encounter Reporting:

The Contractor is responsible for filing encounter data for behavioral health services in accordance with Section D, paragraph 11.

33.  DISSEMINATION OF INFORMATION

Contractor shall assist AHCCCSA from time to time, as requested by AHCCCSA, in the dissemination of health education information prepared by AHCCCSA, or the federal government, to its members. The cost of such dissemination shall be borne by Contractor.

All advertisements, publications and printed materials which are produced by Contractor and refer to covered services shall state that such services are funded under contract with AHCCCSA .

34.  COORDINATION OF BENEFITS/ THIRD PARTY LIABILITY

The Contractor shall coordinate benefits in accordance with ARS 36-2903.G so that costs for services otherwise payable by the Contractor are cost avoided or recovered from liable first or third-party payors specified in AHCCCS Rules R9-22-1002.A. The Contractor may require subcontractors to be responsible for coordination of benefits for services provided pursuant to this contract.

The Contractor shall collect or allow its subcontractors to collect any payments available from health insurers such as Medicare or private health insurance for services provided to its members. The Contractor shall notify AHCCCSA's Member File Integrity Section within 10 working days of any known change in its member's health insurance coverage.

AHCCCS has contracted with a private firm to provide its third party liability recovery functions. This firm shall be AHCCCSA's authorized representative.

The Contractor shall collect or allow its subcontractors to collect any monies available from third-party payors, except for uninsured and underinsured motorist insurance, first and third-party liability insurance and tortfeasors, unless referred by AHCCCSA's authorized representative. When such categories of first and third-party liability are identified by the Contractor or its subcontractors, it shall be reported to AHCCCSA's authorized representative in accordance with AHCCCS Rules R9-22-1002 D. and E.

If AHCCCSA's authorized representative determines that AHCCCSA has not incurred or paid any claims related to the case, the case will be referred to the Contractor for collection. The Contractor may be responsible for performing all research and investigation needed for collection and payment of lien filing related costs. The Contractor shall notify AHCCCSA's authorized representative within five working days of the closure of any cases. If AHCCCSA has or expects to pay any claims related to the case, then collection efforts, including claims paid by the Contractor, will be handled by AHCCCSA's authorized representative. If collection efforts are successful, AHCCCSA will distribute any funds remaining to the Contractor, after full payment of AHCCCSA claims and related administrative costs.

The Contractor shall provide such information as is necessary to facilitate coordination of benefits. Additionally, the Contractor shall perform any activities related to third-party liability (TPL) required by AHCCCS Rules R9-22-1001 and 1002.

The Contractor shall notify AHCCCSA's authorized representative within five working days of identifying a third-party liability case with known reinsurance.

35.  COST SHARING

Contractor is responsible for the collection of co-payments from members in accordance with AHCCCS Rule R9-22-711.

36.  MARKETING PLANS

Contractor shall submit proposed marketing plans and materials to AHCCCSA for prior approval in accordance with AHCCCS Health Plan Marketing Policy, a copy of which is available in the Bidders' Library.

37.  SPECIALTY CONTRACTS

AHCCCSA may at any time negotiate or contract on behalf of Contractor and AHCCCSA for specialized hospital and medical services. AHCCCSA will consider existing Contractor resources in the development and execution of specialty contracts. AHCCCSA may require Contractor to modify its delivery network to accommodate the provisions of specialty contracts. Specialty contracts shall take precedence over and supersede existing and future subcontracts for services that are subject to specialty contracts. AHCCCSA may consider a waiver for Contractor from inclusion in a specialty contract if such exclusion is determined to be in the best interest of the State.

During the term of specialty contracts, AHCCCSA may act as an intermediary between Contractor and specialty contractors to enhance the cost effectiveness of service delivery. AHCCCSA reserves the right to make direct payments to specialty contractors on behalf of Contractor. Adjudication of claims related to such payments provided under specialty contracts shall remain the responsibility of the Contractor. AHCCCSA may provide technical assistance prior to the implementation of any specialty contracts.

AHCCCSA shall provide at least 60 days advance written notice to Contractor prior to the implementation of any specialty contract.

38.  ADVANCES, DISTRIBUTIONS AND LOANS

Contractor shall not, without the prior approval of AHCCCSA, make any advances to a related party or subcontractor. Contractor shall not, without similar approval, make any distribution, loan or loan guarantee to any entity, including another fund or line of business within its organization. Requests for approval are to be submitted to the Office of Managed Care.

39.  ACCUMULATED FUND DEFICIT

Contractor and its owners shall fund any accumulated fund deficit through capital contributions in a form acceptable to AHCCCSA within 60 days after receipt by AHCCCSA of the final audited financial statements. The amount of any accumulated fund deficits shall be determined in accordance with Contractor's annual audited financial statements.

40.  MONTHLY ROSTER RECONCILIATION

AHCCCSA produces daily roster updates identifying new members and changes to members' demographic, eligibility and enrollment data which Contractor shall use to update its member records. The daily roster which is run prior to the monthly roster is referred to as the "last daily" and will contain all rate code changes made for the prospective month, as well as any new enrollment and disenrollments. This roster contains the information used by AHCCCSA to produce the monthly capitation payment for the next month.

The monthly roster is produced two days before the end of every month. The roster will identify the total active population for Contractor as of the first day of the next month. Contractor will reconcile their member files with the AHCCCS monthly roster. After reconciling the monthly roster information, Contractor resumes posting daily roster updates beginning with the last two days of the month. The last two daily rosters are different from the regular daily rosters in that they pay and/or recoup capitation into the next month.

Refer to the AHCCCS Contracted Health Plan Technical Interface Guidelines available in the Bidders' Library for additional information.

41.  DATA EXCHANGE REQUIREMENT

Contractor is authorized to exchange data with AHCCCSA relating to the information requirements of this contract and as required to support the data elements to be provided AHCCCSA in the format specified in the AHCCCS Contracted Health Plan Technical Interface Guidelines which is available in the Bidders' Library. The information so recorded and submitted to AHCCCSA shall be in accordance with all procedures, policies, rules, or statutes in effect during the term of this contract. If any of these procedures, policies, rules, regulations or statutes are hereinafter changed both parties agree to conform to these changes following appropriate notification to both parties by AHCCCSA.

Contractor is responsible for any incorrect data, delayed submission or payment (to Contractor or its Subcontractors), and/or penalty applied due to any error, omission, deletion, or erroneous insert caused by Contractor-submitted data. Any data that does not meet the standards required by AHCCCSA shall not be accepted by AHCCCSA.

Contractor is responsible for identifying any inconsistencies immediately upon receipt of data from AHCCCSA. If any unreported inconsistencies are subsequently discovered, Contractor shall be responsible for the necessary adjustments to correct its records at its own expense.

Contractor shall accept from AHCCCSA original evidence of eligibility and enrollment in a form appropriate for electronic data exchange.

Contractor shall provide to AHCCCSA original evidence of service rendered and PCP assignments in a form appropriate for electronic data exchange.

Contractor shall be provided with a Contractor-specific security code for use in all data transmissions made in accordance with contract requirements. Each data transmission by Contractor shall include Contractor's security code.

Contractor agrees that by use of its security code, it certifies that any data transmitted is accurate and truthful, to the best of Contractor's knowledge. Contractor further agrees to indemnify and hold harmless the State of Arizona and AHCCCSA from any and all claims or liabilities, including but not limited to consequential damages, reimbursements or erroneous billings and reimbursements of attorney fees incurred as a consequence of any error, omission, deletion or erroneous insert caused by Contractor in the submitted input data. Neither the State of Arizona nor AHCCCSA shall be responsible for any incorrect or delayed payment to the Contractors's AHCCCS services providers (subcontractors) resulting from such error, omission, deletion, or erroneous input data caused by Contractor in the submission of AHCCCS claims

The publication AHCCCS Contracted Health Plan Technical Interface Guidelines describes the specific technical and procedural requirements for interfaces between AHCCCS and Contractor and its subcontractors. Contractor is responsible for complying with all technical requirements as stated in this manual as well as any subsequent changes to the manual. A copy may be found in the Bidders Library.

AHCCCSA intends to implement the ANSI X-12 Electronic Data Interchange (EDI) standards for transactions related to health care according to the schedule published by the ANSI X-12 Working Group for EDI (WEDI). The latest WEDI report is available in the Bidders' Library. Contractor shall participate in the implementation of transaction sets, identifiers, coding and edit rules, protocols and other operational aspects as required. Contractor should also encourage its provider to implement the applicable ANSI EDI standards.

During the first quarter of CY 95, Contractor shall provide a comprehensive EDI plan with implementation targeted no later than 10/1/95.

The EDI network for AHCCCSA contractors and providers will, to the extent possible, be developed on top of existing telecommunications technology in a competitive, privately funded environment where cooperation, integrity, and coordination is encouraged.

42.  SUBCONTRACTS

Contractor shall be legally responsible for contract performance whether or not subcontracts are used. No subcontract shall operate to terminate the legal responsibility of Contractor to assure that all activities carried out by the subcontractor conform to the provisions of this contract. Subject to such conditions, any function required to be provided by Contractor pursuant to this contract may be subcontracted to a qualified person or organization. All such subcontracts must be in writing.

All subcontracts are subject to review and approval by AHCCCSA prior to the effective dates thereof. The following subcontracts shall be submitted to AHCCCSA Contracting Office for prior approval:

a.   Automated data processing
b.   Third-party administrators
c.   Management Services  (See also Section D, Paragraphs 43 & 44)
d.   Model subcontracts

Contractor shall maintain a fully executed original of all subcontracts which shall be accessible to AHCCCSA within two working days of request by AHCCCSA. A subcontract is voidable and subject to immediate cancellation by AHCCCSA in the event any subcontract pertinent to "a" through "d" above is implemented without the prior written approval of AHCCCSA.

All subcontracts shall comply with the applicable provisions of federal and State laws, regulations and policies.

43.  MANAGEMENT SERVICES SUBCONTRACTORS

All proposed management services subcontracts and/or corporate cost allocation plans must be approved in advance by AHCCCSA Contracting Office as described in Paragraph 42 above. Cost allocation plans must be submitted with the proposed management fee agreement. AHCCCSA reserves the right to perform a thorough review of actual management fees charged and/or corporate allocations made. If the fees or allocations actually paid out are determined to be unjustified or excessive, amounts may be subject to repayment to Contractor, Contractor may be placed on monthly financial reporting, and/or financial sanctions may be imposed.

44.  MANAGEMENT SERVICES SUBCONTRACTOR AUDITS

All management services subcontractors are required to have an annual financial audit. A copy of this audit shall be submitted to AHCCCSA, Office of Managed Care, within 120 days of the subcontractor's fiscal year end.

45.  MERGER, REORGANIZATION AND CHANGE OF OWNERSHIP

A proposed merger, reorganization or change in ownership of Contractor health plan shall require prior approval of AHCCCSA and a subsequent contract amendment. Contractor must submit a detailed merger, reorganization and/or transition plan to AHCCCSA Contracting Office for AHCCCSA review. The purpose of the plan review is to ensure uninterrupted services to members, evaluate the new entity's ability to support the provider network, ensure that services to members are not diminished and that major components of the organization and AHCCCS programs are not adversely affected by such merger, reorganization or change in ownership.

46.  REQUESTS FOR INFORMATION

AHCCCSA may, at any time during the term of this contract, request financial or other information from Contractor. Upon receipt of such requests for information, Contractor shall provide complete information as requested no later than 30 days after the receipt of the request unless otherwise specified in the request itself.

47.  PERFORMANCE BOND OR BOND SUBSTITUTE

Contractor shall be required to provide a performance bond of standard commercial scope issued by a surety company doing business in this State, an irrevocable letter of credit, or a cash deposit ("Performance Bond") to AHCCCSA for as long as Contractor has AHCCCS-related liabilities of $50,000 or more outstanding, or 15 months following the effective date of this contract, whichever is later, to guarantee: (1) payment of the Contractor's obligations to providers, non-contracting providers, and non-providers; and (2) performance by Contractor of its obligations under this contract. The Performance Bond shall be in a form acceptable to AHCCCSA. The Performance Bond shall be payable to the Arizona Health Care Cost Containment System Administration, an agency of the State of Arizona. In the case of an irrevocable letter of credit the letter shall be issued by:

a. A bank doing business in this State and insured by the Federal Deposit Insurance Corporation, or
b. A savings and loan association doing business in this State and insured by the Federal Savings and Loan Insurance Corporation, or
c. A credit union doing business in this State and insured by the National Credit Union Administration.

In the event of a default by Contractor, AHCCCSA shall, in addition to any other remedies it may have under this contract, obtain payment under the Performance Bond or substitute security for the purposes of the following:

a. Paying any damages sustained by providers, noncontracting providers and nonproviders by reason of a breach of Contractor's obligations under this contract,
b. Reimbursing AHCCCSA for any payments made by AHCCCSA on behalf of Contractor, and
c. Reimbursing AHCCCSA for any extraordinary administrative expenses incurred by reason of a breach of Contractor's obligations under this contract, including, but not limited to, expenses incurred after termination of this contract for reasons other than the convenience of the State by AHCCCSA.

In the event AHCCCSA agrees to accept substitute security in lieu of the Performance Bond, irrevocable letter of credit or cash deposit, Contractor agrees to execute any and all documents and perform any and all acts necessary to secure and enforce AHCCCSA's security interest in such substitute security including, but not limited to, security agreements and necessary UCC filings pursuant to the Arizona Uniform Commercial Code. In the event such substitute security is agreed to and accepted by AHCCCSA, Contractor acknowledges that it has granted AHCCCSA a security interest in such substitute security to secure performance of its obligations under this contract. Contractor is solely responsible for establishing the credit-worthiness of all forms of substitute security. AHCCCSA may, after written notice to the Contractor, withdraw its permission for substitute security, in which case Contractor shall provide AHCCCSA with a form of security described above.

48.  AMOUNT OF PERFORMANCE BOND

The initial amount of the Performance Bond shall be equal to 110% of the total capitation payment expected to be paid in the month of November or as determined by AHCCCSA. The total capitation amount shall include S.O.B.R.A. supplemental payments. This requirement must be satisfied by Contractor not later than 15 days after notification by AHCCCSA of the amount required. Thereafter, AHCCCSA shall evaluate the enrollment statistics of Contractor on a monthly basis. If there is an increase in capitation payment that exceeds 10% of the performance bond amount, AHCCCSA may require an increase in the amount of the Performance Bond. Contractor shall have 15 days following notification by AHCCCSA to increase the amount of the Performance Bond. The Performance Bond amount that must be maintained after the contract term shall be the lesser of (a) the bond amount on the last day of the contract; or (b) the total amount of AHCCCS-related liabilities outstanding.

49.  FEDERALLY QUALIFIED HEALTH CENTERS (FQHC)

Contractor is encouraged to use FQHCs in Arizona to provide covered services and must comply with the federal mandates in OBRA 89 and OBRA 90. This legislation gives FQHCs the option to require state Medicaid programs to reimburse the FQHC at 100% of reasonable costs for the services delivered. As Arizona's alternative to Medicaid, AHCCCSA and its contractors are required to comply with this legislation.

At the time of contracting, the Contractor must offer the FQHC the option to elect reasonable cost reimbursement for categorically eligible members. This provision should be within the contract between the FQHC and the Contractor. If the FQHC does not elect reasonable cost reimbursement, the FQHC waives the opportunity to receive reasonable cost reimbursement for that contract period. No retroactive elections shall be permitted.

However, if the FQHC elects reasonable cost reimbursement, the Contractor must notify the AHCCCSA Office of Managed Care within seven days of the subcontract signing. If the FQHC elects reasonable cost reimbursement, the Contractor may, at its discretion, pay reasonable cost reimbursement, or pay using some other method of payment, such as capitation, since the requirement to pay reasonable costs applies to the State Medicaid Agency, not to the Contractor.

For example, the Contractor could contract with a FQHC which has elected reasonable cost reimbursement. The method of payment, however, throughout the contract period could be capitation. At the end of the year, the Contractor and FQHC would complete certain reporting requirements which would enable AHCCCSA to determine reasonable costs, and compare to what was actually paid by the Contractor through capitation . AHCCCSA would reimburse the FQHC if the capitation payments were less than reasonable costs. Likewise, AHCCCSA would recoup payments in excess of reasonable costs.

The Contractor shall make capitation payments equal to, or greater than, the amount defined by AHCCCSA for a FQHC electing reasonable cost reimbursement. In determining the amount of the capitation payments made by the Contractor to the FQHC, AHCCCSA will value the per member per month capitation payment at a rate which approximates the average rate being paid by the Contractor in the community to other similar providers. If there are no other providers from which to develop an average rate, other means will be used to determine the average for the area. If the actual capitation rate paid by the Contractor to the FQHC is less than the average rate being paid by the Contractor to other providers, the Contractor must reimburse the FQHC for this difference. AHCCCSA would reimburse the difference between reasonable cost and the average capitation rate.

The Contractor shall adhere to the AHCCCS Federally Qualified Health Centers Cost Report Instructions- General Instructions which describes the reporting requirements applicable to Contractors contracting with a FQHC that elects cost reimbursement. A copy of these requirements is available in the Bidder's Library.

HCFA currently recognizes the following FQHCs:

- - -    Clinica Adelante
- - -    West Pinal Family Health Center
- - -    Valley Health Center
- - -    United Community Health Center
- - -    Mariposa Community Health Center
- - -    Lake Powell Medical Center
- - -    Mountain Park Health Center
- - -    El Rio Santa Cruz Neighborhood Health Center
- - -    Indian Community Health Services, Inc.
- - -    Traditional Indian Alliance
- - -    Native Americans for Community Action, Inc.

50.  CONTRACT COMPLIANCE SANCTION (PENALTY) ALTERNATIVE

AHCCCSA may suspend, deny, refuse to renew, or terminate this contract or any related subcontracts in accordance with the terms of this contract and applicable law and regulations. AHCCCSA may, in addition to these remedies, impose monetary sanctions in accordance with the provisions of this contract, applicable law and regulations if Contractor violates any provision stated in law or this contract.

Written notice will be provided to Contractor specifying the sanction to be imposed, the grounds for such sanction and either the length of suspension or the amount of capitation prepayment to be withheld. Contractor may appeal the decision to impose a sanction in accordance with AHCCCS Rule R9-22-804.

51.  INITIAL MINIMUM CAPITALIZATION REQUIREMENTS

In order to be considered for contract award, Offeror must meet a minimum capitalization requirement of $1,500,000 which may be met in part by a letter of credit not to exceed $750,000. This requirement is in addition to the Performance Bond requirements defined in Paragraphs 47 and 48 of this Section.

                                END OF SECTION D

                          SECTION E - CONTRACT CLAUSES

                                TABLE OF CONTENTS

PARAGRAPH #    SUBJECT                                                           PAGE
1.      Warranty................................................................. 55
2.      Assignment of overcharges................................................ 55
3.      Order of precedence...................................................... 55
4.      Independent contractor................................................... 55
5.      Compliance with laws, rules and regulations.............................. 55
6.      Changes in performance: waivers.......................................... 56
7.      Unenforceable provisions................................................. 56
8.      Cooperation with other contractors....................................... 56
9.      Assignment of contract and bankruptcy.................................... 57
10.     Infringement of patents and copyrights................................... 57
11.     Ownership of information and data........................................ 57
12.     Indemnity to the state................................................... 58
13.     Insurance................................................................ 59
14.     Prohibition against disclosure of confidential information............... 59
15.     Grievance by the contractor against AHCCCSA.............................. 60
16.     Contract extensions and modifications.................................... 60
17.     AHCCCSA right to operate contractor...................................... 60
18.     Termination for default.................................................. 61
19.     Termination for the convenience of the government........................ 61
20.     Termination for procurement integrity violations......................... 61
21.     Termination - availability of funds...................................... 62
22.     Termination - transition of members...................................... 62
23.     Nondiscrimination........................................................ 63
24.     Audits and inspections................................................... 64
25.     Right of inspection...................................................... 64
26.     Fraud and abuse.......................................................... 64
27.     Lobbying................................................................. 65
28.     Compensation............................................................. 65
29.     Method of payment........................................................ 65
30.     Monthly capitation....................................................... 66
31.     Capitation adjustments................................................... 67
32.     Reinsurance.............................................................. 67
33.     Auto-assignment algorithm................................................ 69

                       THIS PAGE INTENTIONALLY LEFT BLANK

                          SECTION E - CONTRACT CLAUSES

1.   WARRANTY

Contractor warrants that all medical and administrative services performed under this contract conform to the requirements of this contract and are performed by qualified personnel in accordance with generally accepted medical practice.

2.   ASSIGNMENT OF OVERCHARGES

Contractor hereby assigns to AHCCCSA any and all claims for overcharges resulting from anti-trust violations.

3.   ORDER OF PRECEDENCE

The parties to this contract shall be bound by all terms and conditions contained herein. For interpreting such terms and conditions the following sources shall have precedence in descending order: The Constitution and laws of the United States, and applicable federal regulations; the Constitution and laws of Arizona, and applicable State rules; the terms of this contract, including all attachments and executed amendments and modifications; and the Request for Proposals upon which this contract is based.

4.   INDEPENDENT CONTRACTOR

Contractor shall be an independent contractor in the performance of this contract and shall not be considered an officer, employee, or agent of the State of Arizona by virtue of this contract.

5.   COMPLIANCE WITH LAWS, RULES AND REGULATIONS

Contractor shall obtain and maintain all licenses, permits, certificates, and professional and general liability and automobile insurance coverages necessary to do business and render services under this contract, and shall comply with all applicable laws regarding safety, unemployment insurance, disability insurance and worker's compensation.

Contractor shall comply with provisions of federal laws and regulations governing the Title XIX Medicaid program, except for those requirements waived for AHCCCSA by the federal government. Contractor shall comply with the provisions of A.R.S. Section 36-2901 et.seq., governing the Arizona Health Care Cost Containment System, and with all applicable AHCCCS Rules. Contractor shall also comply with all applicable federal, state and local laws, rules, regulations, standards and executive orders, without limitation to those designated within this contract.

6.   CHANGES IN PERFORMANCE: WAIVERS

No alteration or variation of the services to be performed by Contractor shall be made without prior written approval of AHCCCSA.

Failure to exercise any right, power or privilege under this contract shall not operate as a waiver thereof, nor shall a singular or partial exercise thereof preclude any other exercise of that right, power or privilege or any other right, power or privilege.

The waiver of any covenant, condition, duty, obligation or undertaking contained in or made a part of this contract shall not be effective unless the waiver is made in writing by the party which has the right to performance of the contract provision. Any forbearance or indulgence in any other form or manner by either party in any regard whatsoever shall not constitute a waiver of the covenant, condition, duty, obligation or undertaking to be kept, performed or discharged by the party to which the same may apply. Until complete performance or satisfaction of all such covenants, conditions, duties, obligations and undertakings, the other party shall have the right to invoke any remedy available under this contract, or under law, notwithstanding any such forbearance or indulgence.

7.   UNENFORCEABLE PROVISIONS

If any provision of this contract is held invalid or unenforceable, the remaining provisions shall continue valid and enforceable to the full extent permitted by law.

8.   COOPERATION WITH OTHER CONTRACTORS

AHCCCSA may award other contracts for additional work related to this contract and Contractor shall fully cooperate with such other contractors and AHCCCSA employees or designated agents, and carefully fit its own work to such other contractors' work. Contractor shall not commit or permit any act which will interfere with the performance of work by any other contractor or by AHCCCSA employees.

9.   ASSIGNMENT OF CONTRACT AND BANKRUPTCY

Neither the rights nor the obligations of this contract may be assigned by Contractor in whole or in part without the prior written consent of AHCCCSA.

This contract is voidable and subject to immediate cancellation by AHCCCSA upon Contractor becoming insolvent or filing proceedings in bankruptcy or reorganization under the United States Code, or assigning rights or obligations under this contract without the prior written consent of AHCCCSA.

10.  INFRINGEMENT OF PATENTS AND COPYRIGHTS

Contractor, at its own expense, shall defend any claim or suit which may be brought against AHCCCSA or the State of Arizona for the infringement of United

States patents or copyrights arising from Contractor's or AHCCCSA's use of any equipment, materials, or information prepared or developed by Contractor in connection with performance of this contract and Contractor shall satisfy any final judgment or settlement for such infringement. AHCCCSA shall give Contractor written notice of such claim or suit and full right and opportunity to conduct the defense thereof, together with full information and reasonable cooperation. This provision shall not be construed to require any action to be taken or liability to be incurred by Contractor as a result of the sole, independent and distinct use of equipment, materials or information by AHCCCSA.

If principles of governmental or public law are involved in any action for infringement of patents or copyrights, AHCCCSA may elect to participate in the defense of such action at its own expense.

If in Contractor's opinion the equipment, materials or information specified above is likely to or does become the subject of a claim of infringement of a United States patent or copyright, then without diminishing Contractor's obligation to satisfy any final judgment or settlement, Contractor may, with AHCCCSA's written consent, substitute other equally suitable equipment, materials and information, or at Contractor's option and expense, obtain the right for Contractor and AHCCCSA to continue the use of such equipment, materials and information.

11.  OWNERSHIP OF INFORMATION AND DATA

Any data or information system, including all software, documentation and manuals, developed by Contractor pursuant to this contract, shall be deemed to be owned by AHCCCSA. The federal government reserves a royalty-free, nonexclusive, and irrevocable license to reproduce, publish, or otherwise use and to authorize others to use for federal government purposes, such data or information system, software, documentation and manuals. Proprietary software which is provided at established catalog or market prices and sold or leased to the general public shall not be subject to the ownership or licensing provisions of this section.

Data, information and reports collected or prepared by Contractor in the course of performing its duties and obligations under this contract shall be deemed to be owned by AHCCCSA. The ownership provision is in consideration of Contractor's use of public funds in collecting or preparing such data, information and reports. These items shall not be used by Contractor for any independent project of Contractor or publicized by Contractor without the prior written permission of AHCCCSA. Subject to applicable state and federal laws and regulations, AHCCCSA shall have full and complete rights to reproduce, duplicate, disclose and otherwise use all such information. At the termination of the contract, Contractor shall make available all such data to AHCCCSA within 30 days following termination of the contract or such longer period as approved by AHCCCSA, Office of the Director. For purposes of this subsection, the term "data" shall not include member medical records.

Except as otherwise provided in this section, if any copyrightable or patentable material is developed by Contractor in the course of performance of this contract, the federal government, AHCCCSA and the State of Arizona shall have a royalty-free, nonexclusive, and irrevocable right to reproduce, publish, or otherwise use, and to authorize others to use, the work for state or federal government purposes. Contractor shall additionally be subject to the applicable provisions of 45 CFR Part 74 and 45 CFR Parts 6 and 8.

12.  INDEMNITY TO THE STATE

Contractor shall indemnify and hold harmless the State and AHCCCSA, their agents, officers and employees, against all injuries, deaths, losses, damages, claims, suits, liabilities, judgments, costs and expenses with respect to third parties, which may in any manner accrue against the State or AHCCCSA, their agents, officers or employees, through intentional conduct, negligence or omission of Contractor, its agents, officers, employees or of any subcontractor or any other person, firm or corporation furnishing or supplying work, services, materials or supplies in connection with the performance of Contractor's obligations under this contract.

Contractor shall, at its own expense, appear, defend and pay all charges of attorneys and all costs and other expenses in any action arising from any such injury, death, loss, damage, claim, suit, liability, judgment, cost or expense provided that Contractor has been promptly notified thereof and has the full right to defend same, and if any judgment shall be rendered against the State or AHCCCSA, their agents, officers or employees, in any such action, Contractor shall, at its own expense, satisfy and discharge the same. In the event Contractor fails or refuses to appear, defend and pay such costs, expenses and attorneys' fees, Contractor shall reimburse the State and AHCCCSA, their agents, officers and employees for costs and attorneys' fees incurred for defense of any action arising from any such damage, claim, suit, liability, judgment, cost or expense.

The State of Arizona and AHCCCSA shall bear no liability for Contractor's failure or refusal to pay valid claims of subcontractors, providers, noncontracting providers (as defined in AHCCCS Rule R9-22-101), or nonproviders, i.e. providers of emergency medical services. Contractor shall indemnify and hold the State and AHCCCSA harmless from any and all liability arising from such claims and shall bear all costs in defense of any action over such liability, including attorneys' fees.

The State of Arizona and AHCCCSA shall bear no liability under any other contracts which Contractor may execute with other parties for the provision of services to either the Contractor, to AHCCCS members or for any other purpose(s). Contractor shall indemnify and hold the State and AHCCCSA harmless from any and all liability arising from these contracts and shall bear all costs of defense of any action over such liability, including attorneys' fees.

13.  INSURANCE

Contractor shall maintain for the duration of this contract a policy or policies of professional liability insurance, comprehensive general liability insurance and automobile liability insurance in an amount of at least $1,000,000 for each occurrence. Contractor agrees that any insurance protection required by this contract, or otherwise obtained by Contractor, shall not limit the responsibility of Contractor to indemnify, keep and save harmless and defend the State and AHCCCSA, their agents, officers and employees as provided herein. Furthermore, Contractor shall be fully responsible for all tax obligations, Worker's Compensation Insurance, and all other applicable insurance coverage, for itself and its employees, and AHCCCSA shall have no responsibility or liability for any such taxes or insurance coverage.

14.  PROHIBITION AGAINST DISCLOSURE OF CONFIDENTIAL INFORMATION

Confidential information shall be safeguarded pursuant to 42 C.F.R. Part 431, Subpart F, A.R.S. Sections 36-107, 36-2903, 41-1959 and 46-135, AHCCCS Rule
R9-22-512 and the AHCCCS Records Disclosure Policy. All the foregoing are hereby incorporated by reference and may be found in the Bidders' Library.

15.  GRIEVANCE BY THE CONTRACTOR AGAINST AHCCCSA

The exclusive manner for Contractor to assert any claim, grievance, dispute or demand against AHCCCSA shall be in accordance with the applicable provisions of AHCCCS Rule R9-22-804.

16.  CONTRACT EXTENSIONS AND MODIFICATIONS

AHCCCSA reserves the sole option to extend the term of the contract for up to two additional one-year periods. The terms and conditions of any such contract extension shall remain the same as the original contract as amended. If, however, AHCCCSA elects to increase the capitation rate for any rate code category, such capitation rate shall not be increased for the extension period more than the inflation rate recognized by the Arizona Legislature.

Any contract extension or modification shall be reduced to writing and executed as a contract amendment. Whenever AHCCCSA issues formal contract extensions or modifications to be signed by the Contractor, the provisions of such extensions or modifications will be deemed to have been accepted 60 days from the date of mailing by AHCCCSA, even if the extensions or modifications have not been signed by the Contractor, unless within that time the Contractor notifies AHCCCSA in writing that it refuses to sign the extension or modification. AHCCCSA will then initiate contract termination proceedings.

The AHCCCSA Contracting Officer may at any time, by written notice to Contractor, make changes within the general scope of this contract. If any such change causes an increase or decrease in the cost of, or the time required for, performance of any part of the work under this contract, Contractor may assert its right to an adjustment in compensation paid under this contract. The Contractor must assert its right to such adjustment within 30 days from the date of receipt of the change notice.

17.  AHCCCSA RIGHT TO OPERATE CONTRACTOR

If, in the judgment of AHCCCSA, Contractor's performance is in material breach of the contract or Contractor is insolvent, AHCCCSA may directly operate Contractor to assure delivery of care to members enrolled with Contractor until cure by Contractor of its breach, by demonstrated financial solvency or until the successful transition of those members to other contractors.

18.  TERMINATION FOR DEFAULT

AHCCCSA may terminate or suspend this contract in whole or part for default of Contractor in accordance with applicable provisions of this contract, AHCCCS Rule R9-22-405 and/or AHCCCS policies. The grounds for termination or suspension shall include, but are not limited to, the grounds specified in this contract and in applicable AHCCCS Rules or policies, or a breach of this contract or violation of AHCCCS Rules or policies. AHCCCSA shall give written notice to Contractor of its intent to terminate or suspend the contract. The notice shall state the effective date of, and reason for, termination or suspension. In the event AHCCCSA terminates or suspends this contract in whole or part as provided in this section, AHCCCSA may procure, upon such terms and in such manner as it may deem appropriate, services similar to those so terminated or suspended, and Contractor shall be liable to AHCCCSA for any excess costs incurred by AHCCCSA for such services, including all costs of re-procurement, during the remainder of the contract term.

In the event the contract is terminated for default, AHCCCSA shall obtain payment under the Performance Bond or bond substitutes, for the purpose of paying claims for covered services to members assigned to a new contractor, and any damages AHCCCSA has incurred or may reasonably be expected to incur by reason of breach of this contract or violation of AHCCCS Rules or AHCCCS policies. AHCCCSA may additionally require Contractor, at Contractor's expense, to assist in the training of personnel, and may require Contractor to extend its performance beyond the termination notification periods provided in this section until suitable arrangements have been made by AHCCCSA for a replacement contractor.

In the event the contract is terminated in part, Contractor shall continue the performance of the contract to the extent not terminated.

19.  TERMINATION FOR THE CONVENIENCE OF THE GOVERNMENT

AHCCCSA, in addition to other rights set forth elsewhere in this contract, reserves the right to terminate or suspend this contract in whole or in part without cause effective 30 days after mailing written notice of such termination or suspension by certified mail to Contractor.

20.  TERMINATION FOR PROCUREMENT INTEGRITY VIOLATIONS

AHCCCSA may, by written notice to Contractor, terminate this contract if it is found, after notice and hearing, that gratuities in the form of entertainment, gifts, or otherwise were offered or given by Contractor, or any agent or representative of Contractor, to any employee of AHCCCSA with a view toward securing a contract or securing favorable treatment under the contract, provided that the existence of the facts upon which AHCCCSA makes such findings shall be in issue and may be reviewed in any competent court. If the contract is terminated under this subsection, unless Contractor is a governmental agency, instrumentality or subdivision thereof, AHCCCSA shall be entitled to a penalty in addition to any other damages to which it may be entitled by law, and to exemplary damages.

AHCCCSA may cancel this contract without penalty or further obligation to the State pursuant to ARS Section 38-511.

21.  TERMINATION - AVAILABILITY OF FUNDS

The parties to this contract acknowledge that the State's Fiscal Year ends June 30, and further acknowledge that AHCCCSA may terminate this contract without recourse, further obligation or penalty in the event that insufficient amounts are appropriated by the State or federal government for the continuation of the AHCCCS program.

22.  TERMINATION - TRANSITION OF MEMBERS

In the event the contract, or any portion thereof, is terminated for any reason, or expires, Contractor shall assist AHCCCSA in the transition of members to other contractors. Such assistance and coordination shall include, but not be limited to, the forwarding of medical and other records and the facilitation and scheduling of medically necessary appointments for care and services. The cost of reproducing and forwarding medical charts and other materials shall be borne by Contractor. Contractor shall be responsible for providing all reports set forth in this contract. Contractor must make provision for continuing all management and administrative services until the transition of members is completed and all other requirements of this contract are satisfied.
Contractor will be responsible for the following:

a. Identification and transition of chronically ill, high risk and hospitalized members, and members in their last four weeks of pregnancy.

b.   Transfer of requested medical records.

c. Provision of prescription refills, to cover a minimum of five days beyond the contract termination date, unless other arrangements with the receiving contractor have been made.

d. Provision of durable medical equipment (DME) for a minimum of five days beyond the contract termination date, unless other arrangements with the receiving contractor have been made.

     1) Customized DME is considered to belong to the member and stays with the member when there is a change of contractors.

     2) Non-customized DME may be reclaimed by the Contractor when the member no longer requires the equipment if a system is in place for refurbishing and reissuing the equipment. If no such system is in place, the non-customized DME is considered the property of the member.

e.   Notification of subcontractors and members.

f. Payment of all outstanding obligations for medical care rendered to members.

g. Until AHCCCSA is satisfied that Contractor has paid all such obligations, Contractor shall provide the following reports to AHCCCSA:

     1) A monthly claims aging report by provider/creditor including IBNR amounts;

     2)    A monthly summary of cash disbursements;

     3)    Copies of all bank statements received by Contractor.

     Such reports shall be due on the fifth day of each succeeding month for the prior month.

h. In the event of termination or suspension of the contract by AHCCCSA, such termination or suspension shall not affect the obligation of Contractor to indemnify AHCCCSA for any claim by any third party against the State or

     AHCCCSA arising from Contractor's performance of this contract and for which Contractor would otherwise be liable under this contract.

i. Any dispute by Contractor with respect to termination or suspension of this contract by AHCCCSA shall be exclusively governed by the provisions of this section, Paragraph 15.

j. Any funds advanced to Contractor for coverage of members for periods after the date of termination shall be returned to AHCCCSA within 30 days of termination of the contract.

23.  NONDISCRIMINATION

Contractor shall comply with Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act, State Executive Order No. 75-5 and Federal Executive Order No. 11246 which mandate that all persons, regardless of race, color, religion, sex, age, national origin or political affiliation, shall have equal access to employment opportunities. Contractor shall comply with Section 503 of the Rehabilitation Act of 1973, as amended, and the Americans With Disabilities Act which prohibits discrimination in the employment or advancement in employment of qualified persons because of physical or mental handicap. Contractor shall comply with Title VI of the Civil Rights Act of 1964, which prohibits the denial of benefits of or participation in covered services on the basis of race, color, or national origin. Contractor shall comply with the requirement of Section 504 of the Rehabilitation Act of 1973, as amended, which prohibits discrimination on the basis of handicap in delivering covered services.

24.  AUDITS AND INSPECTIONS

The Contractor shall comply with all provisions specified in applicable AHCCCS Rule R9-22-521 and AHCCCS policies and procedures relating to the audit of Contractor's records and the inspection of Contractor's facilities. Contractor shall fully cooperate with AHCCCSA staff and allow them reasonable access to Contractor's staff, subcontractors, members, and records.

25.  RIGHT OF INSPECTION

AHCCCSA and the federal government may evaluate through on-site inspection or other means, the quality, appropriateness and timeliness of services performed under this contract.

26.  FRAUD AND ABUSE

It shall be the responsibility of Contractor to report all cases of suspected fraud and abuse, inappropriate practices or inconsistency by subcontractors, members or employees. Contractor shall provide written notification of such incidents to AHCCCSA, Internal Audit and Program Investigation Unit.

For detailed information on detecting and reporting such incidents, refer to "AHCCCS Internal Audit/ Program Investigations Policy for Detecting and Reporting Unusual Incidents and Member Fraud or Abuse" which is available in the Bidders' Library and incorporated herein by reference.

27.  LOBBYING

No funds paid to Contractor by AHCCCSA, or interest earned thereon, shall be used for the purpose of influencing or attempting to influence an officer or employee of any federal or State agency, a member of the United States Congress or State Legislature, an officer or employee of a member of the United States Congress or State Legislature in connection with awarding of any federal or state contract, the making of any federal or State grant, the making of any federal or State loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment or modification of any federal or State contract, grant, loan, or cooperative agreement. Contractor shall disclose if any funds other than those paid to the Contractor by AHCCCSA have been used or will be used to influence the persons and entities indicated above and will assist AHCCCSA in making such disclosures to HCFA.

28.  COMPENSATION

The method of compensation under this contract shall be prepaid capitation, S.O.B.R.A. supplement, third party liability, lien recoveries and reinsurance payments, as described and defined within this contract and appropriate laws, regulations or policies.

Subject to the availability of funds, AHCCCSA shall reimburse Contractor in accordance with the terms of this contract provided that Contractor's performance is in accordance with the terms and conditions of this contract.

29.  METHOD OF PAYMENT

Payments made by AHCCCSA to Contractor are conditioned upon the receipt by AHCCCSA of applicable, accurate and complete reports required to be submitted by Contractor under this contract and AHCCCS Rules.

All funds received by Contractor pursuant to this contract shall be separately accounted for in accordance with generally accepted accounting principles and procedures.

Except for funds received from the collection of permitted co-payments, the only source of payment to Contractor for the services provided hereunder is the Arizona Health Care Cost Containment System Fund, as described in ARS Section 36-2913. An error discovered by the State with or without an audit in the amount of fees paid to Contractor will be subject to adjustment or repayment by Contractor by making a corresponding decrease in a current Contractor's payment or by making an additional payment by AHCCCSA to the Contractor.

Except for changes made specifically in accordance with this contract, the rates set forth in Section B shall not be subject to renegotiation or modification during the contract period.

No payment due Contractor by AHCCCSA may be assigned by Contractor. This section shall not prohibit AHCCCSA at its sole option from making payment to a fiscal agent hired by Contractor.

Contractor shall collect any required co-payment from members but service will not be denied for inability to pay the co-payment. Except for permitted co-payments, Contractor or its subcontractors shall not bill or attempt to collect any fee from, or for, a member for the provision of covered services. Any required co-payments collected shall belong to Contractor.

30.  MONTHLY CAPITATION

AHCCCSA will make capitation payments to Contractor on a monthly basis in advance of the performance of services by Contractor for members enrolled with Contractor on a prepaid capitated basis pursuant to this contract. For each member enrolled with Contractor on the first of the month the Contractor shall receive a prepaid, per member, per month payment as payment in full for any and all services provided to the member which constitute covered services. Payment shall be deposited as near to the first day of the month as is practicable, except that payment shall not be deposited later than the fifth working day of the month for which payment is due.

When the Contractor has an eligible S.O.B.R.A. woman who delivers during an enrollment period, it will be entitled to a S.O.B.R.A. payment. The Contractor is responsible for meeting the newborn notification requirements defined in AHCCCS Rule R9-22-707 before this payment will be made to the Contractor.

Where payments are made by electronic funds transfer, AHCCCSA shall not be liable for any error or delay in transfer nor indirect or consequential damages arising from the use of the electronic funds transfer process. Any charges or expenses imposed by the bank for transfers or related actions shall be borne by Contractor. Except for adjustments made to correct errors in payment, any savings remaining to Contractor as a result of favorable claims experience and efficiencies in service delivery at the end of the contract term may be kept by Contractor.

Contractor shall receive additional payments such as lien recoveries, third party payments and/or reinsurance payments to which it is entitled pursuant to AHCCCS Rules and AHCCCS policies and procedures.

31.  CAPITATION ADJUSTMENTS

For members enrolled at any time after the beginning of the month's payment cycle, capitation will be paid in advance and prorated through the remainder of the month of enrollment.

If Contractor is in any manner in default in the performance of any obligation under this contract, AHCCCSA may, at its option and in addition to other available remedies, adjust the amount of payment until there is satisfactory resolution of the default.

Contractor shall reimburse AHCCCSA and/or AHCCCSA may deduct from future monthly capitation for any portion of a month during which the Contractor was not at risk due to, for example, disenrollment or the death of a member or a duplicate capitation. Capitation will not be recouped any further back than the first day of the preceding contract year, in accordance with any law, rule, or regulation change.

AHCCCSA may, at its option, review the effect of a program change and determine if a capitation adjustment is needed. In these instances the adjustment will be prospective with assumptions discussed with Contractor prior to modifying capitation rates. Contractor may request a review of a program change if it believes the program change was not equitable; AHCCCSA will not unreasonably withhold such a review.

32.  REINSURANCE

Reinsurance is a stop-loss program provided by AHCCCSA to Contractor for the partial reimbursement of covered inpatient facility medical services incurred for a member beyond an annual deductible. Per diem rates paid for nursing facility services, including room and board, provided in lieu of hospitalization for up to 90 days in any contract year shall be eligible for reinsurance coverage (see AHCCCS Rule R9-22-203 subsection B for excluded services).

AHCCCSA is self-insured for the reinsurance program. The program is characterized by an initial deductible level and a subsequent coinsurance percentage. The coinsurance percent is the rate at which AHCCCSA will reimburse Contractor for covered medical costs incurred above the deductible.

The reinsurance program also includes a special CATASTROPHIC program that encompasses members diagnosed with hemophilia and members who receive covered organ and tissue transplantation including heart, bone marrow and other organ transplantation. For additional detail and restrictions see AHCCCS Rule R9-22-202. Kidney, cornea, and bone transplantation services are not eligible for catastrophic reinsurance coverage but are eligible under the regular (non-catastrophic) reinsurance program. Catastrophic reinsurance coverage for transplants is limited to 85% of the AHCCCS contract amount for the transplantation services rendered, or 85% of the Contractor-paid amount, whichever is lower. The AHCCCS contracted transplantation rates will be available in the Bidders' Library after April 15, 1994.

When an eligible member is identified as being catastrophically eligible due to a hemophilia diagnosis, all medically necessary covered services provided during the contract year shall be eligible for reimbursement at 85% of the Contractor's paid amount.

Effective with dates of service 10/1/94 and later, AIDS-related services are not covered under the catastrophic reinsurance program. However, AIDS-related inpatient facility medical services will be eligible for regular reinsurance coverage.

The deductible level is based on the Contractor's statewide AHCCCS acute care enrollment as of October 1st each contract year for all rate codes and counties. There is no deductible for catastrophic reinsurance cases.

                               REGULAR REINSURANCE

       Statewide Plan Enrollment                Deductible            Coinsurance %
- - ----------------------------------------     -----------------     ---------------------
                0 -  9,999                        $20,000                    75%
           10,000 - 49,999                        $35,000                    75%
           50,000 and over                        $50,000                    75%

                            CATASTROPHIC REINSURANCE
           All Contractors                        $0                         85%

Effective with dates of service 10/1/94 and later, AHCCCSA will use inpatient encounter data to determine regular reinsurance benefits. Reimbursement for regular reinsurance benefits will be made to Contractor once each quarter. AHCCCSA will also provide for a reconciliation of reinsurance payments in the case where encounters used in the calculation of reinsurance benefits are subsequently adjusted or voided.

Encounter data will not be used to determine catastrophic reinsurance benefits. However, this does not relieve Contractor of the responsibility for submitting encounters for catastrophic reinsurance services. The initial claims for reimbursement under the catastrophic reinsurance program must be filed no later than June 30th of the year following the contract year. Catastrophic reinsurance claims that are submitted within this time limit and are denied or adjusted, may be corrected until September 30th of the year following the contract year, the deadline for the submission of a clean claim. All catastrophic reinsurance claims for dates of service 10/1/94 and later must be submitted in accordance with the AHCCCS Reinsurance Policy/Procedure Manual.

Medical review on regular reinsurance cases will be determined based on statistically valid random sampling. The AHCCCS Office of the Medical Director will generate the sampling and will notify Contractor of documentation needed for the retrospective medical review process to occur at the Contractor's offices. The results of the medical review sampling will be extrapolated to the entire regular reinsurance reimbursement population of Contractor. A partial recoupment of reinsurance reimbursements made to Contractor may occur based on the results of the medical review sampling. All catastrophic claims will be subject to medical review by AHCCCSA.

Effective with dates of service 10/1/94 and later, AHCCCSA will discontinue the deferred liability program. However, inpatient facility services that would have been eligible under the previous deferred liability program will now be eligible for reimbursement under the reinsurance program and subject to the applicable reinsurance deductibles. Capitation rate ranges used during the negotiation process have been adjusted to reflect the elimination of deferred liability.

33.  AUTO-ASSIGNMENT ALGORITHM

Members who do not have the right to choose a contractor or members who have the right to choose but do not exercise this right, are assigned to contractors through an auto-assignment algorithm. The algorithm is a mathematical formula used to distribute members to the various contractors in a manner that is predictable and consistent with AHCCCSA goals. The algorithm favors those contractors with lower capitation rates.

All contractors within a given county will have a placement in the algorithm and will receive members accordingly. What varies, however, is the number of members each contractor receives through the algorithm. A contractor with a more favorable placement will receive proportionally more members. Conversely, a contractor with a less favorable placement in the algorithm will receive proportionally fewer members.

A contractor's placement in the algorithm is based upon its INITIAL capitation rates bid and its FINAL capitation rates bid. Each bid is weighted equally. For example, the contractor bidding the lowest acceptable initial capitation rate in a particular county will receive the most favorable placement in the algorithm for the initial bid placement. This same contractor may receive a less favorable placement in the final rate bid. Following are the details regarding the calculation of the target percentage points.

Development of the Target Percentage

There are two components to the development of the target percentage:

1.   Initial bid submitted by the contractor, and
2.   The final bid submitted by the contractor.

The initial bid component will assign a number of points to each contractor based on a ranking of the acceptable initial bids for the zip code, for each rate code. Bids below the bottom of the rate range will be assigned the bottom of the rate range for development of the target percentages. The points will be assigned as follows:

Counties with two contractors

     67 points to the lowest bid
     33 other

County with five contractors
     55 points to the lowest bid
     25 - 2nd lowest
     10 - 3rd lowest
      6 - 4th lowest
      4 - 5th lowest

County with ten contractors
     35 points to the lowest bid
     20 - 2nd lowest
     10 - 3rd lowest
      8 - 4th lowest
      7 - 5th lowest
      6 - 6th lowest
      5 - 7th lowest
      4 - 8th lowest
      3 - 9th lowest
      2 - 10th lowest

Contractors that have equal bids, in a zip code for the same rate code, will each be given 50% of the two positions combined.

The final bid component will assign a number of points to each contractor based on the lowest accepted final bid for the zip code, for each rate code. Bids below the bottom of the rate range will be assigned the bottom of the rate range for development of the target percentages.

The BASE represents the number of available points assigned to each offeror (in total, 100 points). All offerors start with the same base (100 divided by number of offerors). The base is adjusted upwards or downwards, depending upon the offeror's bid relative to other offerors' bids. For example, the offeror with the lowest bid does not lose any base points but rather is given additional base points. These additional base points come from high bid offerors who have lost points for having a high bid. The points will be assigned as follows:

                          BASE - (((X - Y) / Y) * 200)

                               (Not less than 5%)

BASE = 100 / The number of awarded Contracts in the zip code.

X =  Contractor's final bid rate in the zip code

Y = Lowest final bid rate in the zip code, but not lower than the bottom of the rate range.

All points subtracted from the BASE will be given to contractors as follows:

Counties with two contractors
     All points to the contractor with the lowest bid

Counties with five contractors
     75% of the points to the lowest bidder and 25% to the second lowest bidder

Counties with 10 contractors
     60% of the points to the lowest bidder, 30% to the second lowest bidder and 10% to the third lowest bidder.

The two components will be combined as follows to give the target percentage for each contractor, by zip code, by rate code.

(Initial Bid Points + Final Bid Points)
- - ---------------------------------------          = TARGET PERCENTAGE
     Total Points in the County                     (Not less than 5%)

Algorithm Assignment

The algorithm employs a data table and a formula to assign cases (a case may be a member or a household of members) to contractors using the target percentages developed above. The algorithm data table consists of all the zip codes in the state, all contractors serving each zip code area, and the target percentage.

The contractor farthest away from its target percentage, the largest negative difference, is assigned the next case. The equation used is:

                                 (t / T) - P = d

t = The total members assigned to the zip code per rate code category for the contractor.

T= The total members assigned to the zip code per rate code category, all contractors combined.

P = The target percentage of members for the rate code for the contractor.

d =  The difference.

The algorithm is calculated after each assignment to give a new difference for each contractor. When more than one contractor has the same difference, and the contractors' differences are lower than all other contractors, the contractor with the lowest Health Plan I.D. Number will be assigned the case.

The member population assigned by the algorithm includes:

1. Noncategorical members (except Eligible Assistance Children) that are newly eligible to the AHCCCS program.

2. Members that are categorically eligible (plus Eligible Assistance Children) and did not choose a contractor within the prescribed time limits.

3. Noncategorical members who have been enrolled with a contractor but have changed zip codes and the previous contractor is not available in the new zip code.

4. Noncategorical members who were previously enrolled with a contractor that is not a current contractor.

5.   Noncategorical members with a break in eligibility of 90 days or greater.

                                END OF SECTION E

                         SECTION F - LIST OF ATTACHMENTS

                                                                                           PAGE(S)
                                                                                           -------
Attachment A - Subcontract Provisions....................................................  115-122

Attachment B - Service Area Minimum Network Requirements.................................  123-164

Attachment C - Encounter Record Submission Standards.....................................  165-170

Attachment D - Management Services Subcontractor Statement...............................  171-180

Attachment E - Sample Letter of Intent...................................................  181-182

Attachment F - Instructions for Preparing Capitation
               Proposal on Computer Disk.................................................  183-185

Attachment G - Table of Member Months Paid by Rate Code
               and by County as of 2/1/94 ...............................................  186-187

INDEX ...................................................................................  189-190

                   SECTION G - REPRESENTATIONS, CERTIFICATIONS
                        AND OTHER STATEMENTS OF OFFERORS

                                TABLE OF CONTENTS

PARAGRAPH #     SUBJECT                                                                    PAGE
- - -----------     -------                                                                    ----
1.      Certification of accuracy of information provided.................................  77

2.      Family planning services..........................................................  77

3.      Authorized signatory..............................................................  77

5.      Statement of organization structure...............................................  78

6.      Financial planning................................................................  79

7.      Financial disclosure statement....................................................  83

8.      Related party transactions........................................................  86

9.      Optional geographic area capacity request.........................................  89

10.     Offeror's administrative functions subcontractors.................................  90

11.     Offeror's key personnel...........................................................  91

                       THIS PAGE INTENTIONALLY LEFT BLANK

                   SECTION G - REPRESENTATIONS, CERTIFICATIONS
                        AND OTHER STATEMENTS OF OFFERORS


1.   CERTIFICATION OF ACCURACY OF INFORMATION PROVIDED

By signing this offer, Offeror certifies, under penalty of law, that the information provided herein is true, correct and complete to the best of Offeror's knowledge and belief. Offeror also acknowledges that should investigation at any time disclose any misrepresentation or falsification, any subsequent contract may be terminated by AHCCCSA without penalty to or further obligation by AHCCCSA. Offeror certifies that it meets all AHCCCSA's requirements for a State-defined health maintenance organization as specified in the State Plan (hereby incorporated by reference).


2.   FAMILY PLANNING SERVICES

If the Offeror chooses NOT to offer Family Planning services if awarded a contract, it must subsequently refer those members to AHCCCSA for fee-for-service coverage of their family planning needs in accordance with AHCCCS OMD Policy Manual.


3.   AUTHORIZED SIGNATORY

Authorized Signatory for Offeror__________________________________:
                                            OFFEROR Name

______________________________________, ______________________________
           INDIVIDUAL'S Name                        Title

is the person authorized to sign this contract on behalf of Offeror who is responsible for the delivery of covered services during the term of this contract.


4.   OFFEROR'S MAILING ADDRESS

AHCCCSA shall address all notices relative to this offer to the attention of:

____________________________________  _____________________________________
               Name                              Title

____________________________________  _____________________________________
               Address                           Telephone Number

____________________________________  _____________________  ______________
               City                          State                 ZIP


5.   STATEMENT OF ORGANIZATION STRUCTURE

Instructions:

Offeror must complete and return this Organization Structure Statement. Include all items requested in this section. Make sure that each questionnaire item is completed and that full disclosure is made.

When making attachments to this section, please refer to the question number and the item heading.

a.   Organization Chart

     Attach a copy of the Offeror's staff organizational chart, setting forth lines of authority, responsibility and communication which will pertain to this proposal. Provide an overall organizational chart and separate organizational charts for each functional area.

b.   If other than a government agency:

     (1)   When was your organization formed?__________________________________

c.   License/Certification

     (1) Attach a list of all licenses and certifications (e.g. Federal HMO status or State certifications) your organization maintains. Use a separate sheet of paper using the following format:

        SERVICE COMPONENT        LICENSE/REQUIREMENT         RENEWAL DATE
        -----------------        -------------------         ------------

     (2) Have any licenses in accordance with A.R.S. Section 20-1065 et. seq., been denied, revoked or suspended within the past 10 years?

          Yes_________ No_________ If yes, please explain on a separate sheet.

d.   Civil Rights Compliance Data

     Has any federal or state agency ever made a finding of noncompliance with any relevant civil rights requirements with respect to your program?

     Yes_________ No__________ If yes, please explain on a separate sheet.

e.   Handicapped Assurance

     Does your organization provide assurance that no qualified handicapped person will be denied benefits of or excluded from participation in a program or activity because the Offeror's facilities (including subcontractors) are inaccessible to or unusable by handicapped persons?

     (note: Check with Local Zoning ordinances for handicapped requirements).

     Yes_______ No_______

     If yes, briefly describe how such assurance is provided.



     If no, briefly describe how your organization is taking affirmative steps to provide assurance.

f.   Prior Convictions

     List all felony convictions within the past 15 years of any key personnel (i.e., Administrator, Financial Officers, major stockholders or those with controlling interest, etc.,). Failure to make full and complete disclosure shall result in the rejection of your proposal.




g.   Federal Government Suspension/Exclusion

     Has Offeror been suspended or excluded from any federal government programs for any reason?

     Yes_________ No_________ If yes, please explain:


6.   FINANCIAL PLANNING

a.   Organizational Structure

     The Offeror must describe the entity that is requesting to contract with the State. An entity is defined as any unit, existing or to be formed, for which financial statements could be prepared in accordance with generally accepted accounting principles.

     Offeror's description of the entity shall include, as a minimum, the following:

     Provide the date the entity was or will be formed and its legal status as an entity (i.e., Individual, Partnership, Corporation). Offeror's description should clearly identify the entity's relationship to any other organization.

     Provide name of accounting firm or individual who performed the audit, if entity is currently audited. Attach a copy of the most recent audited financial statements.

     If entity has not been audited within the last two years, or has never been audited, please attach a copy of the most recent annual unaudited financial statements.

     Explain how the initial capitalization and performance bond requirements, as described in Section D of this solicitation, will be met.

     Describe principal allocation techniques used or proposed to be used for allocating indirect costs reflected in the entity's financial statements.

     Include a list of the types of liability insurance covering your entity. Include the amount of coverage and the name and address of the carrier.

     Describe any suits, judgments, tax deficiencies, claims or any other contingencies pending against the offeror. Indicate the assessed and expected financial impact for each item.

     If the offeror or its owner(s) has ever gone through a bankruptcy, provide the date and type (for example Chapter 11) of each bankruptcy.

b.   Received But Unpaid Claims (RBUCs) and Incurred But Not Received (IBNRs)

     Describe the method to be used for evaluating the claims liability for claims received by the offeror but not yet adjudicated. These claims are more commonly referred to by AHCCCSA as Received But Unpaid Claims (RBUCs).

     Describe the method to be used for evaluating the claims liability for IBNR claims. This description should address the frequency that projections are performed and major data sources used in the IBNR calculation. The description should also include how the Offeror will validate the accuracy of the IBNR amounts.

     The offeror shall provide a copy of their IBNR procedures and a summary of their IBNR practices. These procedures and practices must adequately support offeror's response to the above IBNR descriptions.

c.   Claims processing system

     Describe your claims processing system. Offeror's description shall include a description of:

     Access controls to the processing system, both physical and software.

     Claim processor edit overrides available and the reporting and monitoring of the use of the overrides, including authorization procedures and procedures for the review of the reporting.

     Use of prior authorizations including authority to make changes to prior authorizations.

     Audit trails produced for claims adjustments.

     Post-payment review of processed claims.

     Describe in detail how you will assure encounter data is submitted to AHCCCSA within the standards established in Attachment C.

d.   Financial Projections

     Contractors must submit prospective financial statements for each of the three years ending September 30, 1995, 1996, and 1997. Additionally, current AHCCCS contractors responding to this solicitation must also submit prospective financial statements for the year ending September 30, 1994.

     The prospective financial statements shall include all applicable information on the following reports, as detailed in the Reporting Guide for Acute Health Care Contractors with the Arizona Health Care Cost Containment System, a copy of which is available in the Bidders' Library:

     -     Balance Sheet

     -     Statement of Revenue and Expenses and Changes in Plan Equity

     -     Enrollment Table

     Fields that are not completed on the financial projections will be assumed to be zero.

     The financial projections must be consistent with the service areas the offeror has requested and the capitation rates bid by the offeror for the requested areas.

     Assumptions used in preparing the financial projections should be clearly stated.

     As a data source, Attachment G contains a table showing member months paid by rate code and by county, as of February 1, 1994, for use in preparing projections. Offerors should consider the number of awards to be made, as discussed in Section H of this Solicitation, Award of Contract, when using this information. Existing offerors should consider current member month information and current distribution of members by rate code in preparing projections.

e. Was an actuarial firm used to assist in developing capitation rates? Yes_________ No_________

     If yes, what is name of actuary and actuarial firm.

     _____________, _______________________________________
        Actuary                 Actuarial Firm

f. Did a firm or organization provide the Offeror with any assistance in making this offer (to include developing capitation rates or providing any other technical assistance)?

     Yes__________ No_________

     If yes, what is the name of this firm or organization?

     ______________________________________________________________
                               Name

     ______________________________________________________________
                              Address

g. Has the Offeror contracted or arranged for Management Information Systems, software or hardware, for the term of the contract?

     Yes_________ No_________

     If yes, is the Management Information System being obtained from a vendor?

     Yes_________ No_________

     If yes, please provide:

     (1)   Vendor's name,


     (2)   The vendor's background with AHCCCSA


     (3)   The vendor's background with other HMOs


     (4)   The vendor's background with other Medicaid programs



7.   FINANCIAL DISCLOSURE STATEMENT

Offeror must provide the following information as required by 42 CFR 455.103. This Financial Disclosure Statement shall be prepared as of 3/31/94. However, continuing offerors who have filed the required Financial Disclosure Statement within the last 12 months need not complete this section if no significant changes have occurred since the last filing.

List the name and address of each person with an ownership or control interest, as defined by 42 CFR 455.101, in the disclosing entity:

                                                              Percent of
Name                    Address                          Ownership or Control
- - ----                    -------                          --------------------
_________________________________________________           ___________

_________________________________________________           ___________

_________________________________________________           ___________

_________________________________________________           ___________


List the name and address of each person with an ownership or control interest in any subcontractor in which the disclosing entity has direct or indirect ownership of 5% or more:

                                                              Percent of
Name                    Address                          Ownership or Control
- - ----                    -------                          --------------------

_________________________________________________           ___________

_________________________________________________           ___________

_________________________________________________           ___________

_________________________________________________           ___________

Names of persons named above who are related to another as spouse, parent, child or sibling:
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

List the name of any other disclosing entity in which a person with an ownership or control interest in the disclosing entity also has an ownership or control interest:
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

List the ownership of any subcontractor with whom the Offeror has had business transactions totalling more than $25,000 during the 12-month period ending on the date of the request:

Describe Ownership               Type of Business               Dollar Amount
of Subcontractors            Transaction with Provider         of Transaction
- - -----------------            -------------------------         --------------
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

List any significant business transactions, as defined in 42 CFR 455.101, between the Offeror and any wholly-owned supplier or between the Offeror and any subcontractor during the five-year period ending on the date of the offer:

Describe Ownership               Type of Business               Dollar Amount
of Subcontractors            Transaction with Provider         of Transaction
- - -----------------            -------------------------         --------------
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________


List the name of any person who has ownership or control interest in the Offeror, or is an agent or managing employee of the Offeror and has been convicted of a criminal offense related to that person's involvement in any program under Medicare, Medicaid or the Title XX services program since the inception of those programs:

Name                        Address                        Title
- - ----                        -------                        -----
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

List name and address of each creditor whose loans or mortgages exceed 5% of total Contractor equity and are secured by assets of the Contractor's health plan.

                                                     Description     Amount
   Name                     Address                    of Debt     of Security
   ----                     -------                  -----------   -----------
________________________________________________     ___________   ___________
________________________________________________     ___________   ___________
________________________________________________     ___________   ___________
________________________________________________     ___________   ___________
________________________________________________     ___________   ___________
________________________________________________     ___________   ___________

8.   RELATED PARTY TRANSACTIONS

List the names and addresses of the Board of Directors of the Offeror.

                   Name/Title                              Address
                   ----------                              -------
_____________________________________________  ________________________________
_____________________________________________  ________________________________
_____________________________________________  ________________________________
_____________________________________________  ________________________________
_____________________________________________  ________________________________

List names and titles of the 10 highest compensated management personnel including but not limited to the Chief Executive Officer, the Chief Financial Officer, Board Chairman, Board Secretary, and Board Treasurer:

       Name                                        Title
       ----                                        -----
_________________________       _______________________________________________
_________________________       _______________________________________________
_________________________       _______________________________________________
_________________________       _______________________________________________

Describe transactions between the Offeror and any related party in which a transaction or series of transactions during any one fiscal year exceeds the lesser of $10,000 or 2% of the total operating expenses of the disclosing entity. List property, goods, services and facilities in detail noting the dollar amounts or other consideration for each transaction and the date thereof. Include a justification as to (1) the reasonableness of the transaction, (2) its potential adverse impact on the fiscal soundness of the disclosing entity, and
(3) that the transaction is without conflict of interest:

a)   The sale, exchange or leasing of any property:

Description of              Name of Related Party        Dollar Amount for
Transaction                   and Relationship           Reporting Period
- - --------------              ---------------------        -----------------
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

Justification
- - -------------

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

b)   The furnishing of goods, services or facilities for consideration:

Description of              Name of Related Party        Dollar Amount for
 Transaction                  and Relationship           Reporting Period
- - --------------              ---------------------        -----------------
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________


Justification
- - -------------
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

c) Describe all transactions between Offeror and any related party which includes the lending of money, extensions of credit or any investment in a related party. This type of transaction requires review and approval in advance by the Office of the Director:

Description of              Name of Related Party        Dollar Amount for
 Transaction                  and Relationship           Reporting Period
- - --------------              ---------------------        -----------------
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

Justification
- - -------------
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

d) List the name and address of any individual who owns or controls more than 10% of stock or that has a controlling interest (i.e.formulate, determine or veto business policy decisions, etc.,):

                                                              HAS CONTROLLING
                                                                    INTEREST?
NAME              ADDRESS                OWNER OR CONTROLLER        YES    NO
- - ----              -------                -------------------  ---------------

9.   OPTIONAL GEOGRAPHIC AREA CAPACITY REQUEST

The Geographic Area Capacity Request provides the format for requesting geographic area membership capacity caps. The membership capacity caps will only be accepted for an entire county.

AHCCCSA is unable to guarantee an exact number of members to Contractor. If a MCC is granted to Contractor, AHCCCSA reserves the right to only "turn on or off" enrollment when it is convenient to AHCCCSA. This means that Contractor's enrollment may be much lower than the membership capacity cap requested before new enrollment is allowed. Also, AHCCCSA may need to let Contractor's enrollment rise higher than the membership capacity cap requested before enrollment is ceased. AHCCCSA will assume no responsibility or liability for any consequences due to this process. If Contractor requests and is granted a membership capacity cap, Contractor assumes all risks.

Maximum enrollment capacity requests by Offeror will be considered, but only in the best interests of AHCCCSA and the State. Offerors submitting capacity limit requests do so at the risk of having their proposals rejected in affected counties.

During any period a membership capacity cap is in effect, Contractor will be closed to any freedom of choice, open enrollment or auto-assigned members; Contractor will be open for family adds and members who regain eligibility within 90 days.

                        Geographic Area Capacity Request

- - ------------------------------------------------------------------------
                  County                     Maximum Members Requested
- - ------------------------------------------------------------------------
Apache
- - ------------------------------------------------------------------------
Cochise
- - ------------------------------------------------------------------------
Coconino
- - ------------------------------------------------------------------------
Gila
- - ------------------------------------------------------------------------
Graham
- - ------------------------------------------------------------------------
Greenlee
- - ------------------------------------------------------------------------
La Paz
- - ------------------------------------------------------------------------
Maricopa
- - ------------------------------------------------------------------------
Mohave
- - ------------------------------------------------------------------------
Navajo
- - ------------------------------------------------------------------------
Pima
- - ------------------------------------------------------------------------
Pinal
- - ------------------------------------------------------------------------
Santa Cruz
- - ------------------------------------------------------------------------
Yavapai
- - ------------------------------------------------------------------------
Yuma
- - ------------------------------------------------------------------------
                                   TOTAL
                                             ---------------------------

10.  OFFEROR'S ADMINISTRATIVE FUNCTIONS SUBCONTRACTORS

Offeror must identify any organization/administrative functions (i.e., Claims Processing, Marketing, Automated Data Processing, Accounting, etc.,) or key personnel (Administrator, Medical Director, Chief Financial Officer, etc.,) which are subcontracted.

                                              ESTIMATED  ESTIMATED  ESTIMATED
                                              VALUE OF   VALUE OF   VALUE OF
                                              CONTRACT   CONTRACT   CONTRACT
NAME AND       METHOD OF    ADMINISTRATIVE    (10/1/94-  (10/1/95-  (10/1/96-
BUS. ADDRESS    PAYMENT   FUNCTION PERFORMED   9/30/95)   9/30/96)   9/30/97)
- - ------------   ---------  ------------------  ---------  ---------  ---------



11.  OFFEROR'S KEY PERSONNEL

Indicate the names of the persons filling the following positions and the date (month/year) they began, or will begin, their present staff assignment. In addition, the Offeror must attach detailed professional resumes for all key personnel to include, as a minimum, the following:

               Position                                       Name                                Starting Date
               --------                                       ----                                -------------
Administrator:
                                         -----------------------------------------------       ---------------------
Medical Director:
                                         -----------------------------------------------       ---------------------
Chief Financial Officer:
                                         -----------------------------------------------       ---------------------
QM/UM Coordinator:
                                         -----------------------------------------------       ---------------------
Provider Services Manager:
                                         -----------------------------------------------       ---------------------
Member Services Manager:
                                         -----------------------------------------------       ---------------------
Maternal Health/EPSDT Coordinator:
                                         -----------------------------------------------       ---------------------

                                END OF SECTION G

                      SECTION H - INSTRUCTIONS TO OFFERORS

                                TABLE OF CONTENTS

PARAGRAPH #     SUBJECT                                                       PAGE
- - -----------     -------                                                       ----
1.      Contents of offeror's proposal......................................    95

2.      Prospective offerors' inquiries.....................................    99

3.      Prospective offerors' conference....................................   100

4.      Late proposals......................................................   100

5.      Withdrawal of proposal..............................................   100

6.      Amendments to RFP...................................................   100

7.      Best and final offers (BFO).........................................   100

8.      Award of contract...................................................   102

9.      Whole-county proposals..............................................   103

10.     Cross-over areas....................................................   103

11.     RFP milestone dates.................................................   104

12.     AHCCCS Bidders' Library.............................................   104

13.     Electronic data interchange (EDI)...................................   104

14.     Legislative issues..................................................   104

15.     Offerors' checklist.................................................   107

                       THIS PAGE INTENTIONALLY LEFT BLANK

          SECTION H - INSTRUCTIONS, CONDITIONS AND NOTICES TO OFFERORS


OVERVIEW OF REQUEST FOR PROPOSAL (RFP) PROCESS


AHCCCSA is a Governor's Cabinet level organization within the Arizona state government structure that oversees the delivery of health care services to nearly 500,000 Arizona residents. AHCCCSA is funded through federal, state and county monies to provide a package of services to indigent and categorical members. AHCCCSA enters into contracts with private and public health plans through a competitive bid process to deliver services in all fifteen counties in Arizona. In addition, AHCCCSA works with the Department of Economic Security, Department of Health Services, and Indian Health Services and Indian Tribal governments to deliver covered services to special member groups. A discussion of AHCCCSA's functions and structure can be found in the Overview of AHCCCS in the Bidder's Library.


1.   CONTENTS OF OFFEROR'S PROPOSAL

All proposals shall be organized as described in this section on the forms and computer disk provided in this solicitation. All pages of Offeror's proposal shall be numbered sequentially. It is permissible to copy forms if required. Telegraphic proposals or mailgrams will not be considered.

Erasures, interlineations or other modifications in the proposal shall be initialed in original ink by the authorized person signing the offer. AHCCCSA shall not reimburse an Offeror the cost of proposal preparation.

It is the responsibility of the Offeror to examine the entire solicitation package and seek clarification of any requirement that may not be clear and to check all responses for accuracy before submitting a proposal. Negligence in preparing an offer confers no right of withdrawal after due time and date.

All proposals shall become the property of AHCCCSA. Offeror may designate certain information to be proprietary in nature by typing the word

"proprietary" on top of every page for which nondisclosure is requested. Final determinations of nondisclosure, however, rest with the AHCCCSA Director. However, all portions of the Offeror's proposal, even pages which are proprietary, will be provided to HCFA and its evaluation contractor.

All proposals shall be organized according to the following major categories:

       I.  General Matters
      II.  Network Information/ Network Management
     III.  Capitation
      IV.  Program Operations
       V.  Organization

Each section shall be separated by a divider and contain all information requested in this solicitation. Numbering of pages should continue in sequence through each separate section. For example, "Network" would begin with the page number following the last page number in "Capitation". Each section shall begin with a table of contents.

Proposals submitted that are not in conformance with the guidelines described herein will not be considered.

I.   General Matters

See "Submission Requirements for Offerors Checklist" for information to be submitted under this section.

II.  Capitation

Capitation is a fixed (per member) monthly payment to Contractor for the provision of covered services to members. It is an actuarially sound amount to cover expected utilization and costs for the individual rate codes in a risk-sharing managed care environment. In addition, AHCCCSA offers reinsurance programs to provide Contractor with protection from unusual and unforeseen costs.

Offeror must demonstrate that the capitation rates proposed are actuarially sound. In general terms, this means that the Offeror who is awarded a contract should be able to keep utilization at or below its proposed levels and that it will be able to contract for unit costs that average at or below the amounts shown on its Capitation Rate Calculation Sheet. The Offeror may require assistance from an actuary to develop some of the fundamental assumptions for meeting the criteria defined above.

To facilitate the preparation of its capitation proposals, AHCCCSA will provide each offeror with a Data Supplement Book. This book should not be used as the sole source of information in making decisions concerning the capitation proposal. Each offeror is solely responsible for research, preparation, and documentation of its capitation proposal.

Offerors must submit their capitation proposals using the AHCCCSA computer disk bid. Attachment F to this solicitation contains detailed instructions for using the computer disk program.

Offeror must prepare and submit its capitation proposal assuming a $20,000 deductible level for regular reinsurance for all rate codes in all counties. AHCCCSA will provide a table of PM/PM reinsurance adjustments to be made to capitation rates for those contractors whose actual deductible level exceeds $20,000. (See Section E, Para. 33 for discussion on reinsurance.)

III. Network Information/ Network Management

Network Information:

The Offeror shall have in place an adequate network of providers capable of meeting contract requirements. Attachment B lists minimum network requirements by service area. The Offeror shall provide in its proposal information concerning its entire acute care provider network for all service areas whether the proposal is for a continuing service area or an expansion of service areas. Existing contractors may submit, on electronic media, their existing network. Data formats must be in accordance with AHCCCS electronic specifications as noted in AHCCCS Contracted Health Plan Technical Interface Guidelines. A copy of these specifications is available in the Bidder's Library. For continuing offerors, the second quarter provider affiliation tape, due 4/15/94, will be used unless the offeror submits a more current tape with its proposal, due 6/1/94. New offerors must submit completed Letters of Intent from all providers as evidence of its proposed network. Attachment E, Sample Letter of Intent, is the only acceptable format for these letters. A continuing offeror seeking an expansion of service area must also submit Letters of Intent from all providers in its proposed new area. AHCCCSA may, at its option, verify any or all submitted Letters of Intent by telephone or mail.

Offerors bidding on Maricopa and/or Pima counties must submit the appropriate map (included in Attachment B) with PCP and Pharmacy locations clearly plotted.

Network Management:

Management of the provider network will be evaluated by reviewing Offeror's policies and procedures related to:

a) Credentialling the provider network (particularly PCPs, OB/GYNs, and EPSDT providers).

b) Communication with the provider network regarding contractual changes, new requirements, routine issues, eligibility, etc.

c) Monitoring and control of the provider network's compliance with AHCCCSA and Offeror's rules and policies.

d)   Monitoring and planning for provider network capacity issues.

Offeror must submit detailed policies and procedures related to the above areas with particular attention to how Offeror plans to manage the network in Contract Year (CY) 95.

IV.  Program Operations

Evaluation of Offeror's program will include an examination of the responsiveness of Offeror's proposal to the requirements of this RFP and all AHCCCSA policies. Offeror must include detailed descriptions of how it plans to meet these requirements in CY 95, particularly in the areas of:

a)   Executive management and staff
b)   Medical direction  (role of Medical Director)
c)   Member services
d)   Provider services
e)   Quality management/ Utilization Management
f)   Maternal child health/ EPSDT/ Family Planning
g)   Grievance and appeals
h)   Behavioral health

Offeror may provide policies and procedures and/or detailed narrative descriptions. Examples include, but are not limited to: member communication, EPSDT tracking, maternal compliance, concurrent review, medical policies.

Offerors must provide a copy of their written grievance process for both members and providers which defines members' and providers' grievance rights regarding any perceived adverse action. See Section D, Paragraph 25 for grievance policy standards.

Additionally, Offeror must submit a QM/UM plan which details plans for compliance with the AHCCCSA Quality Management/Utilization Management Plan incorporated herein by reference and which may be found in the Bidders' Library.

V.   Organization

Organization refers to the Offeror's ability to perform the administrative tasks necessary to support the requirements identified throughout this RFP. Offeror must ensure that the financial planning statement, located in Section G of this solicitation, is thoroughly completed. For a continuing offeror, the Year XII Operational and Financial Reviews will be used as part of the evaluation of the new proposal submitted for CY 95. For a new offeror, a New

Offeror Review may be conducted and similarly used to evaluate the new offeror's prospective ability to meet the organizational requirements.

Offerors must also submit model subcontracts for each provider type. These models must include all required provisions found in Attachment A of this solicitation and all provisions agreed to between the Offeror and its subcontractors. If a continuing offeror has not made any changes to its model subcontract, the continuing offeror may submit a statement that certifies this fact in lieu of submitting model subcontract forms.

Notwithstanding the above, AHCCCSA will require specific review of certain contracts. Offerors shall submit the following type contracts with their response to this solicitation to AHCCCSA: Full or partial risk contracts; contracts that require physician withholds; dental contracts (regardless of reimbursement method); contracts with Federally Qualified Health Centers (FQHCs); contracts with its owner hospitals and related physician groups; contracts with any related party and contracts with management companies, to include MIS or data management firms and all other management firms.

If Offeror has retained the services of any management services organization, that organization is required to complete and return as part of Offeror's proposal the Management Services Subcontractor Statement, included herein as Attachment D. This attachment may be duplicated in the event more than one such organization has been retained.

Offeror is also to attach to its proposal a copy of the management services contract(s) and all amendments, if any, covering CY 95.


2.   PROSPECTIVE OFFERORS' INQUIRIES

Any questions related to this solicitation must be directed to Michael Veit, AHCCCSA Contracting Officer. Offerors shall not contact or ask questions of other AHCCCSA staff unless authorized by the Contracting Officer. Questions may either be submitted in writing prior to the Prospective Offerors' Conference (submit by 4:45 p.m. on March 21, 1994) or at the Prospective

Offerors' Conference. Questions submitted by the deadline above will be addressed at the Prospective Offerors' Conference. Questions submitted in advance must be typed, enclosed in a sealed envelope and addressed to the above contracting officer. The envelope must be marked "RFP Questions- Acute Care". Questions that cannot be answered at the Prospective Offerors' Conference will be answered within a reasonable period of time by letter. Any correspondence pertaining to this solicitation should refer to the appropriate RFP, page and paragraph numbers.


3.   PROSPECTIVE OFFERORS' CONFERENCE

A Prospective Offerors' Conference will be held on March 30, 1994 from 8:30 a.m. until 3:00 p.m., at the 701 E. Jefferson, 3rd Floor Conference Room. The purpose of this conference will be to clarify the contents of this solicitation in order to avoid any misunderstandings regarding AHCCCSA requirements and offer technical assistance. Any doubt as to the contents and requirements of this solicitation or any apparent omission or discrepancy should be presented at this conference. AHCCCSA will then determine the appropriate action necessary and issue a written amendment to the solicitation, if any.

The tentative agenda of the March 30 Prospective Offerors' Conference is as follows:

 8:30 - 10:00   Questions and answers
10:00 - 10:30   Discussion on proposed waiver and mental health
10:30 - 12:00   Overview of Data Book
12:00 - 1:15    Lunch Break
 1:15 - 3:00    Overview of Reinsurance


4.   LATE PROPOSALS

Late proposals will not be considered.


5.   WITHDRAWAL OF PROPOSAL

At any time prior to the proposal due date and time, Offeror (or designated representative) may withdraw its proposal. Telegraphic or mailgram withdrawals will not be considered.


6.   AMENDMENTS TO RFP

Amendments may be issued subsequent to the issue date of this solicitation. Receipt of solicitation amendments must be acknowledged by signing and returning the signature page of the amendment to AHCCCSA.


7.   BEST AND FINAL OFFERS (BFO)

The purpose of a BFO round is to allow offerors an opportunity to resubmit bids for rate codes not previously accepted by AHCCCSA. If it is considered in the best interest of the State, AHCCCSA will issue a written request to all offerors for a best and final offer. This request will notify them of the date, time and place for the submission of their offers. In addition, AHCCCSA will disclose to each offeror which of its bid rates are acceptable (within or below actuarial rate range), and which are not acceptable (above the actuarial rate range). All offerors whose final bid rates fall below the bottom of the actuarial rate range will have their rates increased to the bottom of that rate range after the final BFO. If an offeror does not submit a notice of withdrawal or a best and final offer, its immediate previous offer will be considered its best and final offer.

All BFOs must be submitted on the computer disk provided by AHCCCSA. AHCCCSA will limit the number of BFO rounds if it is in the best interest of the State. Offerors will be permitted, within the restrictions and limitations defined below, to adjust upward a capitation rate for a rate code that was previously accepted to offset the reduction of a capitation rate in another rate code in the first BFO round only. These restrictions and limitations include, but are not limited to:

a. An offeror will be allowed to adjust upward a previously accepted rate code bid only during the first BFO round;

b. The weighted amount of BFO increase cannot exceed the weighted amount of BFO reduction. AHCCCSA will furnish the Offeror the enrollment percentages, by rate code, by county, to be used in determining the weighted amount. Should the weighted amount of the adjustment exceed the weighted amount of the BFO reduction, AHCCCSA shall reject the first BFO and the adjustment (costing the Offeror the loss of the first BFO round in that county). Since a rate code can only be adjusted during the first BFO round, the Offeror will lose the opportunity to make an upward capitation adjustment to previously accepted rate code bids in that county;

     Forexample, assume that MN/MI without Medicare was the rate code where a BFO was needed and the offeror reduced this rate by $10.00 PMPM. Also assume the MN/MI without Medicare rate code accounted for 9% of the members in the county.

     Weighted Average Capitation Reduction - 9% X $10.00 = $.90

     Assume the rate code adjusted upward was AFDC and this rate code was increased by $2.00 PMPM. Also assume this rate code accounted for 50% of the members in the county.

     Weighted Average Capitation Increase - 50% X $2.00 = $1.00

     Therefore, the BFO would be rejected because the weighted amount of the BFO adjustment exceeded the weighted amount of the BFO reduction.

c. If an adjustment during the initial BFO round causes the Offeror to exceed the upper range of any rate code, AHCCCSA will reject the adjustment and return the (adjusted) rate code to the initial capitation rate bid by the Offeror. Since a previously accepted rate code bid can only be adjusted during the first BFO round, the Offeror will lose the opportunity to make an upward capitation adjustment for this rate code.

d. AHCCCSA reserves the sole right to accept or reject any adjustment. The Offeror by submitting an adjustment to a rate code is requesting approval by AHCCCSA; such approval shall not be automatic.

Capitation Rates Offered after the BFOs

As stated above, AHCCCSA may limit the number of BFO rounds. After the final BFO round is complete, provided it is in the best interest of the state, AHCCCSA will cease issuing BFO requests. At this point, should the Offeror have a rate code(s) without an accepted capitation rate, AHCCCSA shall offer a capitation rate to the Offeror. The capitation rate offered will be somewhere in the bottom half of the rate range (specific placement to be determined by AHCCCSA and its actuaries). Note that all rates offered in this manner shall be identical for all offerors in the same county and rate code.


8.   AWARD OF CONTRACT

Notwithstanding any other provision of this solicitation, AHCCCSA expressly reserves the right to:

1)   Waive any immaterial mistake or informality;
2)   Reject any or all proposals, or portions thereof; and/or
3)   Reissue a Request for Proposals

A response to this Request for Proposals is an offer to contract with AHCCCSA based upon the terms, conditions, scope of work and specifications of the RFP. Proposals do not become contracts unless and until they are accepted by the contracting officer. A contract is formed when the AHCCCSA Contracting Officer provides written notice of award(s) to the successful offeror(s). The contract has its inception in the award document, eliminating a formal signing of a separate contract. For that reason, all of the terms and conditions of the contract are contained in this solicitation, solicitation amendments and subsequent contract modifications, if any, signed by the contracting officer. AHCCCSA may also, at its option, modify any requirements described herein. All offerors will be promptly notified of award.

AHCCCSA reserves the right to specify and/or modify the number of contracts to be awarded in any service area. AHCCCSA anticipates awarding contracts as follows:

- - ---------------------------------------------------------------------
County                              Number of Contracts
=====================================================================
Maricopa                            Maximum of 10
- - ---------------------------------------------------------------------
Pima                                Maximum of 5
- - ---------------------------------------------------------------------
All Others                          Maximum of 2 each
- - ---------------------------------------------------------------------

An existing contractor in Maricopa or Pima county who is not awarded a new contract may, at AHCCCSA's option, elect to have its enrollment capped. If AHCCCSA approves such an enrollment cap, the contractor would continue to serve its existing members but receive no new ones. The enrollment cap will not be lifted during the term of this contract unless it is determined to be in the best interests of the State.


9.   WHOLE-COUNTY PROPOSALS

AHCCCSA has determined that the provision of covered services to eligible populations in the entire geographic area of each county will reduce costs and stabilize risk sharing. AHCCCSA encourages offerors to submit proposals providing the full range of covered services in the above counties and to develop their proposals on a county-wide basis. AHCCCSA shall give full-county proposals preference during the evaluation process.

For Maricopa and Pima counties offerors must, at a minimum, bid on the entire Metropolitan Phoenix and/or Metropolitan Tucson areas.


10.  CROSS-OVER AREAS

Attachment B contains cross-over areas recognized by AHCCCSA. The Offeror may bid to include a geographical area outside the county (cross-over area). As a general rule, the cross-over area should be within twenty miles of the bid county.


11.  RFP MILESTONE DATES

The following is the schedule of events regarding the solicitation process:

- - ------------------------------------------------------------------------------------
                        Activity                                      Date(s)
====================================================================================
PMMIS Technical Interface Meeting                                     March 11, 1994
- - ------------------------------------------------------------------------------------
Technical Assistance Questions Due                                    March 21, 1994
- - ------------------------------------------------------------------------------------
Prospective Offerors Conference and Technical Assistance Session      March 30, 1994
- - ------------------------------------------------------------------------------------
RFP Amendment Issued, if necessary                                   April  15, 1994
- - ------------------------------------------------------------------------------------
Proposals Due                                                           June 1, 1994
- - ------------------------------------------------------------------------------------
Contracts Awarded on or about                                          July 11, 1994
- - ------------------------------------------------------------------------------------

Below is the tentative schedule for the first two BFO rounds, if necessary:

                   Issue Date                     Due Date
                   ----------                     --------
BFO Round #1     June 3, 1994                   June 10, 1994
BFO Round #2     June 20, 1994                  June 24, 1994


12.  AHCCCSA BIDDERS' LIBRARY

The Bidders' Library contains critical reference material on AHCCCS policies and performance requirements. References are made throughout this solicitation to material in the Bidders' Library and offerors are responsible for the contents of such referenced material as if they were printed in full herein. All such material is incorporated into the contract by reference.

The Bidders' Library is located at 801 E. Jefferson, Phoenix, AZ. Please contact Michael Veit at 254-5522 ext. 1100 for further information and appointment times.

13.  ELECTRONIC DATA INTERCHANGE (EDI)

Offeror shall attach a one-page description of its plan to implement health care-related ANSI X-12 EDI transactions in accordance with Section D, Paragraph 45.


14.  LEGISLATIVE ISSUES

The Arizona Legislature is currently considering several bills which may have an impact on AHCCCSA and the Contractor. AHCCCSA reserves the right to incorporate additional services and/or programs prior to the award of this contract (through RFP amendment) or subsequent to the awarding of this contract (through contract amendment or a separate RFP). Legislative bills include:

a. A proposal to transfer responsibility for all behavioral health services for both Title XIX and non-Title XIX eligible persons (including persons who are not eligible for AHCCCS) to AHCCCSA. Behavioral health services will be available to Title XIX eligible adults age 21 and older in the acute care program on October 1, 1995.

b. A proposal to streamline Title XIX acute care eligibility by basing it on 100% of the federal poverty level and a simplified resource test; to allow elderly or physically disabled persons who are dually eligible for both Medicare and Medicaid services the choice to receive all Medicare and Medicaid services through one of the AHCCCS Health Plans; and to implement a managed care demonstration program in one of the three Indian Health Service areas.

c. An omnibus bill which includes the following provisions that impact the acute care program:

     - repeals the mandatory coverage of personal care services for acute care only originally scheduled to become effective October 1, 1994;

     - provides AHCCCS members and Contractor peer review committees with legal protections similar to other health care entities and hospital quality assurance review committees;

     - removes the requirement for prior authorization of ambulance transportation in response to 911 calls

d. A proposal to extend coverage for family planning services only for S.O.B.R.A. eligible women for two years after they lose eligibility.

Vaccine For Children (VFC) Program

Federal legislation passed in 1993 (OBRA-93) amended Title XIX of the Social Security Act and created the Vaccine For Children (VFC) program which takes effect October 1, 1994. Through this program the federal government will purchase, and make available to states free of charge, vaccines for children under age 19 who are: Title XIX eligible or Native American; not insured or insured under a policy that does not cover immunizations (only if the vaccine is provided by a FQHC). Any provider licensed by the State to administer immunizations will be able to register with the State as a "VFC provider" and receive free vaccines. State program dollars to purchase vaccines will not be necessary since vaccines will be provided by the federal government.

While AHCCCS is in the process of planning for implementation of the VFC program, many questions are still unanswered. HCFA has not provided any guidance on what the program requirements will be. Therefore, the impact of the VFC program has not been included in this RFP nor should the program be taken into account by the Offeror when submitting the RFP response. RFP or contract amendments to address the VFC program will be executed once the requirements are finalized.

                      SUBMISSION REQUIREMENTS FOR OFFERORS

                                   CHECK LIST

(NOTE: In the second column, the letter indicates the Section and the number indicates the paragraph within that Section.)

Requirement                                                                    Described in:
- - -----------                                                                    -------------
GENERAL MATTERS
 1.        RFP page 1, Section II completed                                    A. II
 2.        Submission Requirements for Offerors-Checklist                      --
 3.        Affidavit of Non-Coercion                                           Attachment E.
NETWORK INFORMATION/NETWORK MANAGEMENT
 1.        Network Listing - (electronic media and/or letters of intent)       H.1
 2.        Network Management - Policies and Procedures                        H.1
 3.        Network Maps                                                        Attachment B
 4.        Geographic Area Capacity Request (if applic.)                       G.9
CAPITATION
 1.        Capitation Rate Proposal                                            B.2
 2.        Capitation Rate Proposal (computer disk)                            B.2
 3.        Family Planning Services Election                                   B.4
 4.        Service Area Minimum Standards                                      Attachment B
PROGRAM OPERATIONS
 1.        Program Policies and Procedures                                     H.1
    ------
 2.        Quality Management/Utilization Management Plan - Section H          H.1
    ------
 3.        Grievance Policy                                                    H.1
    ------
ORGANIZATION
 1.        Staff/functional organizational chart                               G.5
    ------
 2.        Overall organizational chart                                        G.5
    ------
 3.        List of licenses and certifications                                 G.5
    ------
 4.        Resumes for all key personnel                                       G.11
    ------
 5.        Description of organizational entity                                G.6
    ------
 6.        RBUCs/IBNRs methods                                                 G.6
    ------
 7.        Claims Processing Systems                                           G.6
    ------
 8.        Financial Projections                                               G.6
    ------
 9.        Section G of Solicitation (Representations, certifications
    ------   and other statements of offerors)                                 G.
10.        Model subcontracts                                                  H.1
11.        Subcontracts identified in section H.1                              H.1
12.        EDI implementation plan                                             H.13
13.        Attachment D - Management Services Subcontractor Statement          Attachment D

              SECTION I - EVALUATION FACTORS AND SELECTION PROCESS


                                TABLE OF CONTENTS


PARAGRAPH #     SUBJECT                                                                                        PAGE
- - -----------     -------                                                                                        ----
1.      Provider network.....................................................................................   111

2.      Capitation...........................................................................................   112

3.      Program..............................................................................................   112

4.      Organization.........................................................................................   113

              SECTION I - EVALUATION FACTORS AND SELECTION PROCESS


AHCCCSA has established a scoring methodology which is designed to evaluate fairly an Offeror's ability to provide cost-effective, high-quality contract services in a managed care setting. The following factors, listed in descending order of importance, will be evaluated:

     1.    Provider Network
     2.    Capitation
     3.    Program
     4.    Organization

Capitation and provider network will be scored by county. Organization and program will be scored statewide, not specific to any county. The scores received for each of the four components will be weighted together to derive a final score for an Offeror, by county. Contracts will be awarded to qualified Offerors whose proposals are deemed to be most advantageous to the State in accordance with Section H, Paragraph 8, Award of Contracts.

AHCCCSA will consider its experience with continuing offerors as a factor in evaluating their proposals in the areas of provider network, program and organization. The results of the Year XII Operational and Financial Reviews performed by AHCCCSA staff will be evaluated and scored. AHCCCSA may also conduct New Offeror Reviews.

Full-county proposals shall be given preference during the evaluation process and offerors who submit capacity limit requests (see Section G, Paragraph 9) shall do so at the risk of having their proposals rejected in the affected counties.

AHCCCSA reserves the right to waive immaterial defects or omissions in this solicitation or submitted proposals.


1.   PROVIDER NETWORK

The provider network will be evaluated and scored with reference to the Offeror's network development and network management. Network development is defined as the process of developing contractual arrangements with a sufficient number of providers capable of delivering high-quality covered contract services to AHCCCS members within a given service area in accordance with AHCCCSA standards (e.g., appointment times). AHCCCSA will use the Health Plan Affiliation Magnetic Tape Submission and/or completed letters of intent to evaluate and score network development. The Offeror's network will be evaluated by service and by site in each county in which the Offeror bids. The Offeror should note that Attachment B of this solicitation identifies minimum standards for an Offeror's network.

Network management is defined as the process by which the Offeror certifies, monitors, evaluates and communicates with its network. AHCCCSA will evaluate and score the Offeror's submitted policies and procedures relative to the following areas:

a.   Communication with provider network

b. Monitoring and control of the provider network's compliance with AHCCCSA and Offeror's policies

c.   Monitoring and planning for network capacity issues


2.   CAPITATION

The Offeror will submit initial capitation bids by rate code grouping within a county. These initial bids will be evaluated and scored. The lowest bid for a specific county and rate code grouping will receive the maximum allowable points. If a bid is below the actuarial rate range the bid will be evaluated as if it is at the bottom of the actuarial rate range. No additional points will be given for bids below the actuarial rate range. Conversely, the highest bid (within or above the actuarial rate range) will receive the least number of points.

The final bids will be evaluated and scored using the same methodology as was used to score the initial bids. The initial and final bids will receive equal weighting for evaluation and scoring.


3.   PROGRAM

AHCCCSA will evaluate the Offeror's responsiveness to the requirements of this solicitation and AHCCCSA policies. In particular, the Offeror's responses to the following will be evaluated:

a.   Executive management and staff
b.   Medical direction  (role of Medical Director)
c.   Member services
d.   Provider services
e.   Quality management
f.   Maternal child health/ EPSDT/ Family Planning
g.   Grievance and appeals
h.   Behavioral health
i.   Other areas

4.   ORGANIZATION

Organization refers to the Offeror's prospective ability to perform the administrative tasks necessary to support the requirements identified in this solicitation. The completed financial planning statement, located in Section G of this solicitation, will be evaluated and scored. The Financial Viability Criteria, defined in Section D, Paragraph 15, will also be used in evaluating the Offeror's proposal.

1            ATTACHMENT A - AHCCCSA APPROVED SUBCONTRACT PROVISIONS


1.   EVALUATION OF QUALITY, APPROPRIATENESS, OR TIMELINESS OF SERVICES

The Arizona Health Care Cost Containment System Administration ("AHCCCSA") or the U.S. Department of Health and Human Services may evaluate, through inspection or other means, the quality, appropriateness or timeliness of services performed by the Subcontractor under this subcontract.


2.   RECORDS AND REPORTS

The Subcontractor shall maintain all forms, records, reports, working papers used in the preparation of reports, files, correspondence, financial statements, records relating to the quality of care, medical records, prescription files, statistical information and other records specified by AHCCCSA, for purposes of audit and program management. The Subcontractor shall comply with all specifications for record-keeping established by AHCCCSA. All books and records shall be maintained to the extent and in such detail as will properly reflect each service provided and all net costs, direct and indirect, of labor, materials, equipment, supplies and services, and other costs and expenses of whatever nature for which payment is made by the Contractor to the Subcontractor. Such material shall be subject to inspection and copying by the State, AHCCCSA and the U.S. Department of Health and Human Services during normal business hours at the place of business of the person or organization maintaining the records.

The Subcontractor agrees to make available at the office of the Subcontractor at all reasonable times during the periods set forth below any of its records for inspection, audit or reproduction by any authorized representative of the State or federal government.

The Subcontractor shall preserve and make available all records for a period of five years from the date of final payment under this subcontract except as provided in paragraphs (1) and (2) below.

(1) If this subcontract is completely or partially terminated, the records relating to the work terminated shall be preserved and made available for a period of five years from the date of any such termination.

(2) If disputes, litigations or the settlement of claims arising out of the performance of this subcontract, or costs and expenses of this subcontract as to which exception has been taken by the State are not disposed of within five years from the date of final payment under this contract, the records shall be retained by the Subcontractor until such disputes, litigations, claims or exceptions have been disposed of.

The Subcontractor shall provide all reports requested by AHCCCSA, and all information from its records relating to the performance of this Subcontract which AHCCCSA may reasonably require. The Subcontractor reporting requirements hereunder may include but are not limited to timely and detailed utilization statistics, information and reports. The Subcontractor shall certify to its Contractor that it has not engaged in conduct prohibited by Section 1128B of the Social Security Act (42 U.S.C. 1320a-7b).


3.   LIMITATIONS ON BILLING AND COLLECTION PRACTICES

The Subcontractor shall not bill or attempt to collect from any AHCCCS member for providing any AHCCCS covered services except for co-payments permitted by AHCCCS Rule R9-22-702.


4.   ASSIGNMENT OF RIGHTS AND RESPONSIBILITIES

No payment due the Subcontractor under this Subcontract may be assigned without the prior approval of AHCCCSA. No assignment of the duties of this Subcontract shall be valid unless prior written approval is received from AHCCCSA.

5.   AHCCCSA APPROVAL OF SUBCONTRACTS, AMENDMENTS OR TERMINATIONS

This Subcontract is subject to prior approval by AHCCCSA. Subcontractor shall notify AHCCCSA in the event of any prospective amendment or termination during the term hereof. Any such amendment or termination is subject to the prior approval by AHCCCSA. Approval of the Subcontract may be rescinded by the Director of AHCCCSA for violation of federal or state laws or rules.


6.   WARRANTY OF SERVICES

The Subcontractor, by execution of this Subcontract, warrants that it has the ability, authority, skill, expertise and capacity to perform the services specified hereunder in connection with the AHCCCS Program.
(Rev. 12/23/94)

7.   SUBJECTION OF SUBCONTRACT

The terms of this Subcontract shall be subject to the applicable material terms and conditions of the contract existing between Contractor and AHCCCSA for provision of AHCCCS services.


8.   COOPERATION OF SUBCONTRACTOR

The Subcontractor specifically acknowledges that AHCCCSA may undertake or award other contracts for additional or related work to the work performed by the Subcontractor, and that the Subcontractor shall fully cooperate with such other Contractors and Subcontractors and State employees, and carefully fit its own work to such other Contractors' or Subcontractors' work. The Subcontractor shall not commit or permit any act which will interfere with the performance of work by any other Contractor, or Subcontractor or by state employees.

9.   INDEMNIFICATION BY SUBCONTRACTOR

The Subcontractor agrees to hold harmless the State, all State officers and employees, AHCCCSA and employees of AHCCCSA and all AHCCCS members in the event of nonpayment by the Contractor to the Subcontractor. The Subcontractor shall further indemnify and hold harmless the State and AHCCCSA, and their agents, officers and employees against all injuries, deaths, losses, damages, claims, suits, liabilities, judgments, costs and expenses which may in any manner accrue against the State or AHCCCSA, or their agents, officers or employees, through the intentional conduct, negligence or omission of the Subcontractor, its agents, officers, employees or Contractors.


10.  MAINTENANCE OF LICENSING TO DO BUSINESS AND PROVIDE SERVICES

The Subcontractor shall obtain and maintain all licenses, permits and authority necessary to do business and render services under this Subcontract, and, if applicable, shall comply with all laws regarding safety, unemployment insurance, disability insurance and worker's compensation.


11.  COMPLIANCE WITH LAWS AND OTHER REQUIREMENTS

The Subcontractor shall comply with all federal, state and local laws, rules, regulations, standards and executive orders governing performance of duties under this subcontract, without limitation to those designated within this Subcontract.


12.  COMPLIANCE WITH TITLE XIX AND A.R.S. 36-2901, ET SEQ.

The Subcontractor shall comply with provisions of federal laws and regulations governing the Title XIX Program, except for those requirements waived for the State by the federal government. The Subcontractor shall comply with the provisions of ARS Section36-2901 et.seq., governing the Arizona Health Care Cost Containment System and with all applicable rules promulgated by AHCCCSA.

13.  SEVERABILITY

If any provision of these standard subcontract terms and conditions is held invalid or unenforceable, the remaining provisions shall continue valid and enforceable to the full extent permitted by law.


14.  VOIDABILITY OF SUBCONTRACT

This subcontract is voidable and subject to immediate termination by AHCCCSA upon the Subcontractor becoming insolvent or filing proceedings in bankruptcy or reorganization under the United States Code, or upon assignment or delegation of the Subcontract without AHCCCSA's prior written approval.


15.  CONFIDENTIALITY REQUIREMENT

Confidential information shall be safeguarded pursuant to 42 CFR Part 431, Subpart F, ARS SectionSection36-107, 36-2903, 41-1959 and 46-135, and AHCCCS Rule R9-22-512.


16.  GRIEVANCE PROCEDURES

Any grievances filed by the subcontractor shall be adjudicated in accordance with AHCCCS Acute Care Rules, Article 8.


17.  TERMINATION OF SUBCONTRACT

AHCCCSA may, by written notice to the Subcontractor, terminate this subcontract if it is found, after notice and hearing by the State, that gratuities in the form of entertainment, gifts, or otherwise were offered or given by the Subcontractor, or any agent or representative of the Subcontractor, to any officer or employee of the State with a view towards securing a contract or securing favorable treatment with respect to the awarding, amending or making of any determinations with respect to the performing of such Subcontract; provided, that the existence of the facts upon which the State makes such findings shall be in issue and may be reviewed in any competent court. If the subcontract is terminated under this section, unless the Contractor is a governmental agency, instrumentality or subdivision thereof, AHCCCSA shall be entitled to a penalty in addition to any other damages to which it may be entitled by law and to exemplary damages in the amount of three times the cost incurred by the Subcontractor in providing any such gratuities to any such officer or employee.


18.  PRIOR AUTHORIZATION/UTILIZATION REVIEW

Contractor and Subcontractor shall develop, maintain and use a system for Prior Authorization and Utilization Review which is consistent with AHCCCS Rules and the Contractor's policies.


19.  NON-DISCRIMINATION REQUIREMENTS

The Subcontractor shall comply with Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination In Employment Act, State Executive Order 75-5 and Federal Executive Order 11246 which mandates that all persons, regardless of race, color, religion, sex, age, national origin or political affiliation, shall have equal access to employment opportunities. If applicable, the Subcontractor shall comply with Section 503 of the Rehabilitation Act of 1973, as amended which prohibits discrimination in the employment or advancement of the employment of qualified persons because of physical or mental handicap. If applicable, the Subcontractor shall comply with Title VI of the Civil Rights Act of 1964, which prohibits the denial of benefits of or participation in covered services on the basis of race, color or national origin. If applicable, the Subcontractor shall comply with the requirement of Section 504 of the Rehabilitation Act of 1973, as amended which prohibits discrimination on the basis of handicap in delivering covered services.


20.  COMPLIANCE WITH AHCCCSA RULES RELATING TO AUDIT AND INSPECTION

The Subcontractor shall comply with AHCCCSA Rule R9-22-403 relating to the audit of the Subcontractor's records and the inspection of the Subcontractor's facilities.


21.  CERTIFICATION OF TRUTHFULNESS OF REPRESENTATION

By execution of this Subcontract, the Subcontractor and Contractor certify to AHCCCSA that all representations set forth herein are true to the best of their knowledge.


22.  CONFLICT IN INTERPRETATION OF PROVISIONS

In the event of any conflict in interpretation between provisions of the Subcontract and these AHCCCSA Standard Subcontract Terms and Conditions, these AHCCCSA Standard Subcontract Terms and Conditions shall govern.


23.  ADDITIONAL SUBCONTRACT CONTENT REQUIREMENTS

In addition to the above provisions, each Subcontract must contain the following:

a. Full disclosure of the method and amount of compensation or other consideration to be received by the Subcontractor.

b.   Identification of the name and address of the Subcontractor.

c. Identification of the population, to include patient capacity, to be covered by the Subcontractor.

d. The amount, duration and scope of medical services to be provided, or for which compensation will be paid.

e.   The term of the Subcontract.

f. The specific duties of the Subcontractor relating to determination of third-party liability and coordination of benefits.

g. A description of the Subcontractor's patient medical record and cost record keeping systems.

h. Participation requirements for subcontractors regarding the Quality Management/Utilization Management programs.

i. A provision that the Subcontractor agrees to identify Medicare and other third-party liability coverage and to seek such Medicare or third-party liability payment before submitting claims to the Contractor.


24.  REQUIREMENTS RELATING TO MERGER, REORGANIZATION, AND OWNERSHIP CHANGE

A merger, reorganization or change in ownership of a subcontractor that is related or affiliated to the Contractor shall constitute a contract amendment and shall require prior approval of AHCCCSA.


25.  ENCOUNTER DATA REQUIREMENT

If Subcontractor does not bill Contractor for individual services, (e.g., Subcontractor is capitated), Subcontractor shall submit encounter data to the Contractor in a form acceptable to AHCCCSA.

26.  LABORATORY SERVICES

The Clinical Laboratory Improvement Amendment (CLIA) of 1988 requires laboratories and other facilities that test human specimens to obtain either a CLIA Waiver or CLIA Certificate in order to obtain reimbursement from the Medicare and Medicaid (AHCCCS) programs. In addition, they must meet all the requirements of 42 CFR 493, Subpart A.

To comply with these requirements, AHCCCSA requires all clinical laboratories to provide verification of CLIA Licensure or Certificate of Waiver during the provider registration process. Failure to do so shall result in either a termination of an active provider ID number or denial of initial registration. These requirements apply to all clinical laboratories.

Pass-through billing or other similar activities with the intent of avoiding the above requirements are prohibited. Contractor may not reimburse providers who do not comply with the above requirements.

                       THIS PAGE INTENTIONALLY LEFT BLANK

              ATTACHMENT B - SERVICE AREA MINIMUM NETWORK STANDARDS

INSTRUCTIONS:

Offerors shall have in place an adequate network of providers capable of meeting contract requirements. The information that follows describes the service area minimum network standards by county. Offerors may either bid for a full county or by zip code, excluding Maricopa and Pima Counties. In Maricopa and Pima Counties, the minimum bid is the metropolitan area of each county, as defined in the maps included in this solicitation. AHCCCSA ENCOURAGES FULL COUNTY BIDS AS DEFINED HEREIN. FULL COUNTY BIDS WILL BE GIVEN PREFERENCE IN THE EVALUATION PROCESS.

Offerors may also bid cross-over areas. Cross-over areas result from patterns of care whereby a member enrolled in one county "crosses over" into an adjoining county to actually receive care. AHCCCSA has defined certain acceptable cross-over areas. Offerors may also propose additional cross-over areas with justification that supports the need for a cross-over. The most common justification for a cross-over area relates to geographical accessibility of care. In certain instances, a member must travel a much greater distance to receive services within their assigned county if the member was not allowed to cross-over into an adjoining county to receive services. Offerors may not bid for just a cross-over; the bid must include at least one of the counties included in the cross-over area. For purposes of capitation rate setting, the rate awarded for the county will also be awarded for the cross-over area. There shall be no rates specific to cross-over areas only. If an Offeror bids both counties covering the cross-over area, the rate awarded in the cross-over area shall be the higher of the rates awarded in the two counties included in the cross-over area.

Split zip codes occur in some counties. Split zip codes are those zip codes which physically reside in two different counties. Enrollment for members residing in these zip codes is based upon county of residence. Offerors shall be responsible for providing services to those members residing in the portion of the zip code that lies in the county for which the Offeror has agreed to provide services.

The Offeror should complete the forms that follow for each county the offeror wishes to provide services. Detailed instructions follow.

1. Offeror must identify each county they will bid. Forms (entitled "Service Area Minimum Standards - County : XXXX") have been provided for each county. If an offeror is not bidding in a particular county, a line should be drawn through the form to clearly indicate that the offeror is not proposing to provide services in that particular county.

2. The Offeror must select either a full county bid or individual zip bids. Please check one box only. A full county bid does not include cross-over bids.

3. If the Offeror has selected a full county bid, the minimum services and sites for a full county bid is described in the adjacent column. Offerors must ensure that their submitted network information, as described in Section H of this Solicitation, supports the minimum services and sites described.

4. If the Offeror has selected an individual zip bid, each zip code for which the offeror proposes to provide services must be checked off. Offerors should use their judgement and include justification as to the minimum services and sites required for the applicable zip codes in order to meet the requirements of this Solicitation.

5. If the Offeror elects to provide services in a cross-over area(s), the Offeror must check the box at the top of the cross-over column, for each cross-over selected. The minimum standards for each cross-over area are in addition to those minimum requirements for a full county bid. Offerors must ensure that their submitted network information supports the minimum services and sites described for the cross-over area.

6.   Upon completion of the "Service Area Minimum Network Standards - County:
     XXXX" forms, the Offeror should carefully review the capitation and network proposals to ensure that there are no inconsistencies.

7. Offeror shall also plot their proposed network, using the maps provided in this solicitation. This requirement applies only to metropolitan Phoenix and Tucson. See specific instructions under "Mapping of Network".

8. Completed "Service Area Minimum Network Standards-County: XXXX" forms should be inserted in Section B, with capitation rates, in the Offeror's response to this Solicitation. Maps may be inserted as an attachment.

Additional zip codes not included on the attached forms should be inserted on an attached page using the same format as AHCCCSA has provided. Offeror's selecting full county bids shall be responsible for any zip codes omitted from these listings and/or added by the U.S. Postal Office during the term of this contract.

Other requirements

If outpatient specialty services (OB/GYN, family planning, if providing, internal medicine, and pediatrics) are not included in the primary care provider contract, at least one subcontract is required for each of these specialties in the service sites specified. General surgeons must be available within 50 miles of service site.

In Maricopa and Pima Counties, the Offeror must demonstrate the ability to provide primary care provider and pharmacy services to members according to the following standards:

     Within boundary:   distance no greater than 5 miles
     Outside boundary:  distance no greater than 10 miles

Boundaries are described on the metropolitan Phoenix and Tucson maps provided in this solicitation.

Mapping of Network

The Offeror should use the maps provided with this Solicitation to plot their proposed networks for Metropolitan Phoenix and Tucson. Only Primary Care Provider and Pharmacy Services should be plotted.

Offerors should use color coded dots (one color for primary care provider services and one color for pharmacy services). It is acceptable for the offeror to place one dot in the zip code with a number encoded that indicates the number of proposed subcontracts for primary care provider services within that zip code. Similarly, the Offeror should place a different color dot in the particular zip code with a number encoded which represents the number of pharmacies proposed for that zip code area.

                       THIS PAGE INTENTIONALLY LEFT BLANK

     ATTACHMENT B - SERVICE AREA MINIMUM NETWORK STANDARDS - COUNTY: APACHE


                                                     CROSSOVER #1 - MEMBER RESIDENCE ZIP    CROSSOVER #2 - MEMBER RESIDENCE ZIP
                COUNTY ZIP CODES                     / / 85930 MCNARY   / / 85940 VERNON    / / 86502 CHAMBERS  / / 86509 NAVAJO
================================================================================================================================
/ / FULL COUNTY BID      MINIMUM SERVICES & SITES    MINIMUM SERVICES AND SITES             MINIMUM SERVICES AND SITES
/ / INDIVIDUAL ZIP BIDS  FOR FULL COUNTY BID         FOR CROSSOVER #1                       FOR CROSSOVER #2
================================================================================================================================
/ / 85920                 1.  HOSPITAL                1.  HOSPITAL                           1.  HOSPITAL
- - --------------------------------------------------------------------------------------------------------------------------------
/ / 85924                     Springerville               Show Low                               Show Low
- - --------------------------------------------------------------------------------------------------------------------------------
/ / 85925
- - --------------------------------------------------------------------------------------------------------------------------------
/ / 85927
- - --------------------------------------------------------------------------------------------------------------------------------
/ / 85932                 2.  PRIMARY CARE PROVIDER   2.  PRIMARY CARE PROVIDER              2.  PRIMARY CARE PROVIDER
- - --------------------------------------------------------------------------------------------------------------------------------
/ / 85936                     St. Johns                   Show Low                               Holbrook
- - --------------------------------------------------------------------------------------------------------------------------------
/ / 85938                     Sanders
- - --------------------------------------------------------------------------------------------------------------------------------
/ / 85943                     Springerville/Eager
- - --------------------------------------------------------------------------------------------------------------------------------
/ / 86028
- - --------------------------------------------------------------------------------------------------------------------------------
/ / 86503
- - --------------------------------------------------------------------------------------------------------------------------------
/ / 86504                 3.  PHARMACY                3.  PHARMACY                           3.  PHARMACY
- - --------------------------------------------------------------------------------------------------------------------------------
/ / 86505                     St. Johns                   Show Low                               Holbrook
- - --------------------------------------------------------------------------------------------------------------------------------
/ / 86506                     Springerville/Eager
- - --------------------------------------------------------------------------------------------------------------------------------
/ / 86507
- - --------------------------------------------------------------------------------------------------------------------------------
/ / 86508
- - --------------------------------------------------------------------------------------------------------------------------------
/ / 86511
- - --------------------------------------------------------------------------------------------------------------------------------
/ / 86512                 4.  AMBULANCE               4.  AMBULANCE                          4.  AMBULANCE
- - --------------------------------------------------------------------------------------------------------------------------------
/ / 86514                     St. Johns                   Show Low                               Holbrook
- - --------------------------------------------------------------------------------------------------------------------------------
/ / 86515                     Springerville/Eager
- - --------------------------------------------------------------------------------------------------------------------------------
/ / 86535
- - --------------------------------------------------------------------------------------------------------------------------------
/ / 86538
- - --------------------------------------------------------------------------------------------------------------------------------
/ / 86540                 5.  DENTAL SERVICES         5.  DENTAL SERVICES                    5.  DENTAL SERVICES
- - --------------------------------------------------------------------------------------------------------------------------------
/ / 86544                     Springerville/Eager         Show Low                               Holbrook
- - --------------------------------------------------------------------------------------------------------------------------------
/ / 86545                     St. Johns
- - --------------------------------------------------------------------------------------------------------------------------------
/ / 86547
- - --------------------------------------------------------------------------------------------------------------------------------
/ / 86549
- - --------------------------------------------------------------------------------------------------------------------------------
/ / 86556
- - --------------------------------------------------------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

     ATTACHMENT B - SERVICE AREA MINIMUM NETWORK STANDARDS - COUNTY: COCHISE

                                          COUNTY ZIP CODES
================================================================
/ /  FULL COUNTY BID                   MINIMUM SERVICES & SITES
/ /  INDIVIDUAL ZIP BIDS               FOR FULL COUNTY BID
================================================================
/ / 85602                              1.  HOSPITAL
- - ----------------------------------------------------------------
/ / 85603                                  Benson/Willcox
- - ----------------------------------------------------------------
/ / 85605                                  Douglas
- - ----------------------------------------------------------------
/ / 85606                                  Sierra Vista/Bisbee
- - ----------------------------------------------------------------
/ / 85607                              2.  PRIMARY CARE PROVIDER
- - ----------------------------------------------------------------
/ / 85608                                  Benson
- - ----------------------------------------------------------------
/ / 85609                                  Bisbee
- - ----------------------------------------------------------------
/ / 85610                                  Douglas
- - ----------------------------------------------------------------
/ / 85613                                  Sierra Vista
- - ----------------------------------------------------------------
/ / 85615                                  Willcox
- - ----------------------------------------------------------------
/ / 85616                              3.  PHARMACY
- - ----------------------------------------------------------------
/ / 85617                                  Benson
- - ----------------------------------------------------------------
/ / 85620                                  Bisbee
- - ----------------------------------------------------------------
/ / 85621                                  Douglas
- - ----------------------------------------------------------------
/ / 85625                                  Sierra Vista
- - ----------------------------------------------------------------
/ / 85626                                  Willcox
- - ----------------------------------------------------------------
/ / 85627                              4.  AMBULANCE
- - ----------------------------------------------------------------
/ / 85630                                  Benson
- - ----------------------------------------------------------------
/ / 85632                                  Bisbee
- - ----------------------------------------------------------------
/ / 85635                                  Douglas
- - ----------------------------------------------------------------
/ / 85636                                  Sierra Vista
- - ----------------------------------------------------------------
/ / 85638                                  Willcox
- - ----------------------------------------------------------------
/ / 85644                              5.  DENTAL SERVICES
- - ----------------------------------------------------------------
/ / 85655                                  Benson/Willcox
- - ----------------------------------------------------------------
/ / 85670                                  Bisbee
- - ----------------------------------------------------------------
/ / 85671                                  Douglas
- - ----------------------------------------------------------------
                                           Sierra Vista
- - ----------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

    ATTACHMENT B - SERVICE AREA MINIMUM NETWORK STANDARDS - COUNTY: COCONINO

                                                        CROSSOVER #1 - MEMBER RESIDENCE ZIP    CROSSOVER #2 - MEMBER RESIDENCE ZIP
                 COUNTY ZIP CODES                       / /  85931  FOREST LAKES               / /  86035  LEUPP
==================================================================================================================================
/ /  FULL COUNTY BID       MINIMUM SERVICES & SITES     MINIMUM SERVICES AND SITES             MINIMUM SERVICES AND SITES
/ /  INDIVIDUAL ZIP BIDS   FOR FULL COUNTY BID          FOR CROSSOVER #1                       FOR CROSSOVER #2
==================================================================================================================================
/ / 86001                  1.  HOSPITAL                 1.  HOSPITAL                           1.  HOSPITAL
- - ----------------------------------------------------------------------------------------------------------------------------------
/ / 86002                      Flagstaff                    Payson                                 Winslow
- - ----------------------------------------------------------------------------------------------------------------------------------
/ / 86003                      Kanab, Utah
- - ----------------------------------------------------------------------------------------------------------------------------------
/ / 86004                      Page
- - ----------------------------------------------------------------------------------------------------------------------------------
/ / 86009                  2.  PRIMARY CARE PROVIDER    2.  PRIMARY CARE PROVIDER              2.  PRIMARY CARE PROVIDER
- - ----------------------------------------------------------------------------------------------------------------------------------
/ / 86011                      Flagstaff                    Payson                                 Winslow
- - ----------------------------------------------------------------------------------------------------------------------------------
/ / 86012                      Kanab, Utah
- - ----------------------------------------------------------------------------------------------------------------------------------
/ / 86014                      Page
- - ----------------------------------------------------------------------------------------------------------------------------------
/ / 86015                      Sedona
- - ----------------------------------------------------------------------------------------------------------------------------------
/ / 86016                      Williams
- - ----------------------------------------------------------------------------------------------------------------------------------
/ / 86017                  3.  PHARMACY                 3.  PHARMACY                           3.  PHARMACY
- - ----------------------------------------------------------------------------------------------------------------------------------
/ / 86018                      Flagstaff                    Payson                                 Winslow
- - ----------------------------------------------------------------------------------------------------------------------------------
/ / 86020                      Kanab, Utah
- - ----------------------------------------------------------------------------------------------------------------------------------
/ / 86022                      Page
- - ----------------------------------------------------------------------------------------------------------------------------------
/ / 86023                      Sedona
- - ----------------------------------------------------------------------------------------------------------------------------------
/ / 86024                      Williams
- - ----------------------------------------------------------------------------------------------------------------------------------
/ / 86036                  4.  AMBULANCE                4.  AMBULANCE                          4.  AMBULANCE
- - ----------------------------------------------------------------------------------------------------------------------------------
/ / 86038                      Flagstaff                    Payson                                 Winslow
- - ----------------------------------------------------------------------------------------------------------------------------------
/ / 86040                      Kanab, Utah
- - ----------------------------------------------------------------------------------------------------------------------------------
/ / 86044                      Page
- - ----------------------------------------------------------------------------------------------------------------------------------
/ / 86045                      Williams
- - ----------------------------------------------------------------------------------------------------------------------------------
/ / 86046                  5.  DENTAL SERVICES          5.  DENTAL SERVICES                    5.  DENTAL SERVICES
- - ----------------------------------------------------------------------------------------------------------------------------------
/ / 86052                      Flagstaff        Page        Payson                                 Winslow
- - ----------------------------------------------------------------------------------------------------------------------------------
/ / 86053                      Kanab, Utah    Sedona
- - ----------------------------------------------------------------------------------------------------------------------------------
/ / 86336                      Williams
- - ----------------------------------------------------------------------------------------------------------------------------------
/ / 86351
- - ----------------------------------------------------------------------------------------------------------------------------------
/ / 86435
- - ----------------------------------------------------------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

      ATTACHMENT B - SERVICE AREA MINIMUM NETWORK STANDARDS - COUNTY: GILA


                                                     CROSSOVER #1 - MEMBER       CROSSOVER #2 - MEMBER      CROSSOVER #3 - MEMBER
                   COUNTY ZIP CODES                  RESIDENCE ZIP               RESIDENCE ZIP              RESIDENCE ZIP
                                                     / /  85273  SUPERIOR        / /  85235  HAYDEN         / /  85931  FOREST LAKES
                                                                                 / /  85292 WINKLEMAN
====================================================================================================================================
/ / FULL COUNTY BID         MINIMUM SERVICES & SITES MINIMUM SERVICES AND SITES  MINIMUM SERVICES AND SITES MINIMUM SERVICES AND
/ / INDIVIDUAL ZIP CODE BID FOR FULL COUNTY BID      FOR CROSSOVER #1            FOR CROSSOVER #2           SITES FOR CROSSOVER #3
====================================================================================================================================
/ / 85501                   1. HOSPITAL              1.  HOSPITAL                1.  HOSPITAL               1. HOSPITAL
- - ------------------------------------------------------------------------------------------------------------------------------------
/ / 85502                      Globe/Miami               Claypool/Globe/Miami        Claypool/Globe/Miami      Payson
- - ------------------------------------------------------------------------------------------------------------------------------------
/ / 85532                      Payson
- - ------------------------------------------------------------------------------------------------------------------------------------
/ / 85539
- - ------------------------------------------------------------------------------------------------------------------------------------
/ / 85541
- - ------------------------------------------------------------------------------------------------------------------------------------
/ / 85542                   2. PRIMARY CARE PROVIDER 2.  PRIMARY CARE PROVIDER   2.  PRIMARY CARE PROVIDER  2. PRIMARY CARE PROVIDER
- - ------------------------------------------------------------------------------------------------------------------------------------
/ / 85544                      Claypool/Globe/Miami      Claypool/Globe/Miami        Kearny                    Payson
- - ------------------------------------------------------------------------------------------------------------------------------------
/ / 85545                      Payson
- - ------------------------------------------------------------------------------------------------------------------------------------
/ / 85547
- - ------------------------------------------------------------------------------------------------------------------------------------
/ / 85550
- - ------------------------------------------------------------------------------------------------------------------------------------
/ / 85553                   3. PHARMACY              3.  PHARMACY                3.  PHARMACY               3. PHARMACY
- - ------------------------------------------------------------------------------------------------------------------------------------
/ / 85554                      Globe/Miami               Claypool/Globe/Miami        Kearny                    Payson
- - ------------------------------------------------------------------------------------------------------------------------------------
                               Hayden/Winkleman
- - ------------------------------------------------------------------------------------------------------------------------------------
                               Payson
- - ------------------------------------------------------------------------------------------------------------------------------------
                            4. AMBULANCE SERVICE     4.  AMBULANCE               4.  AMBULANCE              4. AMBULANCE
- - ------------------------------------------------------------------------------------------------------------------------------------
                               Claypool/Globe/Miami      Claypool/Globe/Miami        Kearny                    Payson
- - ------------------------------------------------------------------------------------------------------------------------------------
                               Payson
- - ------------------------------------------------------------------------------------------------------------------------------------
                            5. DENTAL                5.  DENTAL                  5.  DENTAL                 5. DENTAL
- - ------------------------------------------------------------------------------------------------------------------------------------
                               Claypool/Globe/Miami      Claypool/Globe/Miami        Kearny                    Payson
- - ------------------------------------------------------------------------------------------------------------------------------------
                               Payson
- - ------------------------------------------------------------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

     ATTACHMENT B - SERVICE AREA MINIMUM NETWORK STANDARDS - COUNTY: GRAHAM

      COUNTY ZIP CODES            MINIMUM SERVICES & SITES
- - ----------------------------        FOR FULL COUNTY BID
/ /  FULL COUNTY BID
/ /  INDIVIDUAL ZIP BIDS
==============================================================
/ / 85530                         1.  HOSPITAL
- - --------------------------------------------------------------
/ / 85531                             Safford
- - --------------------------------------------------------------
/ / 85535
- - --------------------------------------------------------------
/ / 85536                         2.  PRIMARY CARE PROVIDER
- - --------------------------------------------------------------
/ / 85543                             Safford
- - --------------------------------------------------------------
/ / 85546
- - --------------------------------------------------------------
/ / 85548                         3.  PHARMACY
- - --------------------------------------------------------------
/ / 85551                             Safford
- - --------------------------------------------------------------
/ / 85552
- - --------------------------------------------------------------
/ / 85643                         4.  AMBULANCE
- - --------------------------------------------------------------
                                      Safford
- - --------------------------------------------------------------
                                  5.  DENTAL SERVICES
- - --------------------------------------------------------------
                                      Safford
- - --------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

    ATTACHMENT B - SERVICE AREA MINIMUM NETWORK STANDARDS - COUNTY: GREENLEE

      COUNTY ZIP CODES                       MINIMUM SERVICES & SITES
- - ----------------------------                   FOR FULL COUNTY BID
/ /  FULL COUNTY BID
/ /  INDIVIDUAL ZIP BIDS
=================================================================================
/ / 85533                         1.  HOSPITAL
- - ---------------------------------------------------------------------------------
/ / 85534                             Contract/Letter of Agreement with Hospital
                                      within one hour's driving time from Morenci
- - ---------------------------------------------------------------------------------
/ / 85540
- - ---------------------------------------------------------------------------------
/ / 85922                         2.  PRIMARY CARE PROVIDER
- - ---------------------------------------------------------------------------------
                                      Morenci
- - ---------------------------------------------------------------------------------
                                  3.  PHARMACY
- - ---------------------------------------------------------------------------------
                                      Morenci/Clifton
- - ---------------------------------------------------------------------------------
                                  4.  AMBULANCE
- - ---------------------------------------------------------------------------------
                                      Clifton
- - ---------------------------------------------------------------------------------
                                  5.  DENTAL SERVICES
- - ---------------------------------------------------------------------------------
                                      Morenci
- - ---------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

     ATTACHMENT B - SERVICE AREA MINIMUM NETWORK STANDARDS - COUNTY: LA PAZ

      COUNTY ZIP CODES            MINIMUM SERVICES & SITES
- - ----------------------------        FOR FULL COUNTY BID
/ /  FULL COUNTY BID
/ /  INDIVIDUAL ZIP BIDS
===========================================================
/ / 85325                         1.  HOSPITAL
- - -----------------------------------------------------------
/ / 85328                             Parker
- - -----------------------------------------------------------
/ / 85334
- - -----------------------------------------------------------
/ / 85344                         2.  PRIMARY CARE PROVIDER
- - -----------------------------------------------------------
/ / 85346                             Parker
- - -----------------------------------------------------------
/ / 85348
- - -----------------------------------------------------------
/ / 85357                         3.  PHARMACY
- - -----------------------------------------------------------
/ / 85359                             Parker
- - -----------------------------------------------------------
/ / 85371
- - -----------------------------------------------------------
                                  4.  AMBULANCE
- - -----------------------------------------------------------
                                      Parker
- - -----------------------------------------------------------
                                  5.  DENTAL SERVICES
- - -----------------------------------------------------------
                                      Parker
- - -----------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

    ATTACHMENT B - SERVICE AREA MINIMUM NETWORK STANDARDS - COUNTY: MARICOPA

                                                             CROSSOVER #1 - MEMBER CROSSOVER   #2 - MEMBER RESIDENCE ZIP
                                                             RESIDENCE ZIP
                  COUNTY ZIP CODES                           / / 85217, 85219, 85220    / /  85324 BLACK CANYON
                                                                 APACHE JUNCTION             CITY/ROCK SPRINGS
=================================================================================================================
/ /FULL COUNTY BID        MINIMUM SERVICES & SITES           MINIMUM SERVICES AND SITES MINIMUM SERVICES AND
/ /METROPOLITAN AREA BID  FOR FULL COUNTY BID                FOR FULL CROSSOVER #1      SITES FOR CROSSOVER #2
=================================================================================================================
                          1. HOSPITAL                        1. HOSPITAL                1. HOSPITAL
- - -----------------------------------------------------------------------------------------------------------------
                             Phoenix Metro Area                 Mesa                       Phoenix
- - -----------------------------------------------------------------------------------------------------------------
                             Wickenburg
- - -----------------------------------------------------------------------------------------------------------------
                          2. PRIMARY CARE PROVIDER           2. PRIMARY CARE PROVIDER   2. PRIMARY CARE PROVIDER
- - -----------------------------------------------------------------------------------------------------------------
                             El Mirage           Glendale       Mesa                       Phoenix
- - -----------------------------------------------------------------------------------------------------------------
                             Chandler/Gilbert    Mesa
- - -----------------------------------------------------------------------------------------------------------------
                             Gila Bend           Phoenix
- - -----------------------------------------------------------------------------------------------------------------
                             Guadalupe           Tempe
- - -----------------------------------------------------------------------------------------------------------------
                             Peoria              Wickenburg
- - -----------------------------------------------------------------------------------------------------------------
                             Scottsdale          Buckeye
- - -----------------------------------------------------------------------------------------------------------------
                             Apache Junction
- - -----------------------------------------------------------------------------------------------------------------
                             Avondale/Laveen/Tolleson
- - -----------------------------------------------------------------------------------------------------------------
                          3. PHARMACY                        3. PHARMACY                3. PHARMACY
- - -----------------------------------------------------------------------------------------------------------------
                             Buckeye             El Mirage      Mesa                       Phoenix
- - -----------------------------------------------------------------------------------------------------------------
                             Chandler/Gilbert    Glendale
- - -----------------------------------------------------------------------------------------------------------------
                             Peoria              Mesa
- - -----------------------------------------------------------------------------------------------------------------
                             Scottsdale          Phoenix
- - -----------------------------------------------------------------------------------------------------------------
                             Wickenburg          Tempe
- - -----------------------------------------------------------------------------------------------------------------
                             Apache Junction
- - -----------------------------------------------------------------------------------------------------------------
                             Avondale/Laveen/Tolleson
- - -----------------------------------------------------------------------------------------------------------------
                             South Phoenix
- - -----------------------------------------------------------------------------------------------------------------
                          4. AMBULANCE SERVICE               4. AMBULANCE               4. AMBULANCE
- - -----------------------------------------------------------------------------------------------------------------
                             Phoenix Metro Area                 Mesa                       Phoenix
- - -----------------------------------------------------------------------------------------------------------------
                          5. DENTAL                          5. DENTAL                  5. DENTAL
- - -----------------------------------------------------------------------------------------------------------------
                             Buckeye             Tempe          Mesa                       Phoenix
- - -----------------------------------------------------------------------------------------------------------------
                             Chandler/Gilbert    Glendale
- - -----------------------------------------------------------------------------------------------------------------
                             El Mirage           Peoria
- - -----------------------------------------------------------------------------------------------------------------
                             Mesa                Scottsdale
- - -----------------------------------------------------------------------------------------------------------------
                             Phoenix
- - -----------------------------------------------------------------------------------------------------------------

CROSSOVER #3 - MEMBER RESIDENCE ZIP
/ /  85332
CONGRESS/CONTELLATION/OCTAVE/STANTON/YARNELL/CASTLE
HOT SPRINGS
===================================================
MINIMUM SERVICES AND SITES
FOR CROSSOVER #3
===================================================
1.  HOSPITAL
- - ----------------------------------------------------
    Phoenix/Wickenburg
- - ----------------------------------------------------

- - ----------------------------------------------------
2.  PRIMARY CARE PROVIDER
- - ----------------------------------------------------
    Phoenix/Wickenburg
- - ----------------------------------------------------

- - ----------------------------------------------------

- - ----------------------------------------------------

- - ----------------------------------------------------

- - ----------------------------------------------------

- - ----------------------------------------------------

- - ----------------------------------------------------

- - ----------------------------------------------------
3.  PHARMACY
- - ----------------------------------------------------
    Phoenix/Wickenburg
- - ----------------------------------------------------

- - ----------------------------------------------------

- - ----------------------------------------------------

- - ----------------------------------------------------

- - ----------------------------------------------------

- - ----------------------------------------------------

- - ----------------------------------------------------

- - ----------------------------------------------------
4.  AMBULANCE
- - ----------------------------------------------------
    Phoenix/Wickenburg
- - ----------------------------------------------------
5.  DENTAL
- - ----------------------------------------------------
    Phoenix/Wickenburg
- - ----------------------------------------------------

- - ----------------------------------------------------

- - ----------------------------------------------------

- - ----------------------------------------------------

- - ----------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

    ATTACHMENT B  -  SERVICE AREA MINIMUM NETWORK STANDARDS - COUNTY: MOHAVE

======================================================================================================================
                     COUNTY ZIP CODES                                  CROSSOVER  - MEMBER RESIDENCE ZIP
                                                                        [ ] #1  86434 (YAVAPAI COUNTY) NELSON
                                                                        [ ] #2  86434 (YAVAPAI COUNTY) YAMPAI
                                                                        [ ] #3  86337 SELIGMAN
- - ----------------------------------------------------------------------------------------------------------------------
  [ ]  FULL COUNTY BID          MINIMUM SERVICES & SITES FOR FULL
  [ ]  INDIVIDUAL ZIP BIDS      COUNTY                                    SERVICES AND SITES FOR CROSSOVERS 1, 2 AND 3
- - ----------------------------------------------------------------------------------------------------------------------
  [ ] 85360                     1.  HOSPITAL                              1.  HOSPITAL
- - ----------------------------------------------------------------------------------------------------------------------
  [ ] 86021                          Kingman                                   Kingman
- - ----------------------------------------------------------------------------------------------------------------------
  [ ] 86401                          Lake Havasu City
- - ----------------------------------------------------------------------------------------------------------------------
  [ ] 86402                          St. George
- - ----------------------------------------------------------------------------------------------------------------------
  [ ] 86403
- - ----------------------------------------------------------------------------------------------------------------------
  [ ] 86404                     2.  PRIMARY CARE PROVIDER                 2.  PRIMARY CARE PROVIDER
- - ----------------------------------------------------------------------------------------------------------------------
  [ ] 86405                          Bullhead City/Riviera                     Kingman
- - ----------------------------------------------------------------------------------------------------------------------
  [ ] 86406                          Kingman
- - ----------------------------------------------------------------------------------------------------------------------
  [ ] 86411                          Lake Havasu City
- - ----------------------------------------------------------------------------------------------------------------------
  [ ] 86412                          St. George
- - ----------------------------------------------------------------------------------------------------------------------
  [ ] 86413
- - ----------------------------------------------------------------------------------------------------------------------
  [ ] 86426                     3.  PHARMACY                              3.  PHARMACY
- - ----------------------------------------------------------------------------------------------------------------------
  [ ] 86427                          Bullhead City/Riviera                     Kingman
- - ----------------------------------------------------------------------------------------------------------------------
  [ ] 86429                          Kingman
- - ----------------------------------------------------------------------------------------------------------------------
  [ ] 86430                          Lake Havasu City
- - ----------------------------------------------------------------------------------------------------------------------
  [ ] 86431                          St. George
- - ----------------------------------------------------------------------------------------------------------------------
  [ ] 86432
- - ----------------------------------------------------------------------------------------------------------------------
  [ ] 86433                     4.  AMBULANCE                             4.  AMBULANCE
- - ----------------------------------------------------------------------------------------------------------------------
  [ ] 86434                          Bullhead City/Riviera                     Kingman
- - ----------------------------------------------------------------------------------------------------------------------
  [ ] 86436                          Kingman
- - ----------------------------------------------------------------------------------------------------------------------
  [ ] 86437                          Lake Havasu City
- - ----------------------------------------------------------------------------------------------------------------------
  [ ] 86438                          St. George
- - ----------------------------------------------------------------------------------------------------------------------
  [ ] 86439
- - ----------------------------------------------------------------------------------------------------------------------
  [ ] 86441                     5.  DENTAL SERVICES                       5.  DENTAL
- - ----------------------------------------------------------------------------------------------------------------------
  [ ] 86442                          Bullhead City/Riviera                     Kingman
- - ----------------------------------------------------------------------------------------------------------------------
  [ ] 86443                          Kingman
- - ----------------------------------------------------------------------------------------------------------------------
  [ ] 86444                          Lake Havasu City
- - ----------------------------------------------------------------------------------------------------------------------
  [ ] 86445                          St. George
=============================================================================================================================

                       THIS PAGE INTENTIONALLY LEFT BLANK

     ATTACHMENT B - SERVICE AREA MINIMUM NETWORK STANDARDS - COUNTY: NAVAJO

=============================================================================================================================
                                                                           CROSSOVER  - MEMBER RESIDENCE ZIP
                             COUNTY ZIP CODES                              [ ] #1  85930  MCNARY       [ ] #3  86502 CHAMBERS
                                                                           [ ] #2  85940  VERNON       [ ] #4  86035 LEUPP
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ]  FULL COUNTY BID
  [ ]  INDIVIDUAL ZIP BIDS       SERVICES & SITES                            SERVICES AND SITES FOR CROSSOVERS 1, 2, 3, AND 4
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 85901                      1.  HOSPITAL                                1.  HOSPITAL
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 85911                           Show Low                                    Crossovers #1, #2 and #3 - Show Low
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 85912                           Winslow                                     Crossover #4 - Winslow
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 85923
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 85926                      2.  PRIMARY CARE PROVIDER                   2.  PRIMARY CARE PROVIDER
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 85928                           Holbrook                                    Crossovers #1 and #2 - Show Low
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 85929                           ShowLow/Pinetop/Lakeside                    Crossover #3 - Holbrook
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 85933                           Snowflake/Taylor                            Crossover #4 - Winslow
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 85934                           Winslow
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 85935
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 85937                      3.  PHARMACY                                3.  PHARMACY
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 85939                           Holbrook                                    Crossovers #1 and #2 - Showlow
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 85941                           Showlow/Pinetop/Lakeside                    Crossover #3 - Holbrook
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 85942                           Snowflake/Taylor                            Crossover #4 - Winslow
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 85943                           Winslow
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 86025
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 86029                      4.  AMBULANCE                               4.  AMBULANCE
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 86030                           Holbrook                                    Crossovers #1 and #2 - Showlow
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 86031                           Showlow/Pinetop/Lakeside                    Crossover #3 - Holbrook
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 86032                           Snowflake/Taylor                            Crossover #4 - Winslow
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 86033                           Winslow
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 86034
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 86039                      5.  DENTAL SERVICES                         5.  DENTAL
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 86042                           Holbrook                                    Crossovers #1 and #2 - Showlow
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 86043                           Showlow/Pinetop/Lakeside                    Crossover #3 - Holbrook
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 86047                           Snowflake/Taylor                            Crossover #4 - Winslow
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 86054                           Winslow
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 86510
=============================================================================================================================

                       THIS PAGE INTENTIONALLY LEFT BLANK

      ATTACHMENT B - SERVICE AREA MINIMUM NETWORK STANDARDS - COUNTY: PIMA

================================================================================================================================
                                                                              CROSSOVER - MEMBER RESIDENCE ZIP
                               COUNTY ZIP CODES                               [ ]  #1 85645  AMADO   [ ]#3 85738 ORACLE JUNCTION
                                                                              [ ]  #2 85601  ARIVACA
- - --------------------------------------------------------------------------------------------------------------------------------
  [ ]  FULL COUNTY BID              MINIMUM SERVICES AND SITES FOR FULL
  [ ]  METROPOLITAN AREA BIDS       COUNTY BID                                  SERVICES & SITES FOR CROSSOVERS 1, 2, AND 3
- - --------------------------------------------------------------------------------------------------------------------------------
                                  1.  HOSPITAL                                1.  HOSPITAL
- - --------------------------------------------------------------------------------------------------------------------------------
                                      Tucson                                      Crossovers #1 & #3 - Tucson
- - --------------------------------------------------------------------------------------------------------------------------------
                                                                                  Crossover #2 - Nogales
- - --------------------------------------------------------------------------------------------------------------------------------
                                  2.  PRIMARY CARE PROVIDER                   2.  PRIMARY CARE PROVIDER
- - --------------------------------------------------------------------------------------------------------------------------------
                                      Ajo                                         Crossovers #1 & #3 - Tucson
- - --------------------------------------------------------------------------------------------------------------------------------
                                      Marana                                      Crossover #2 - Nogales
- - --------------------------------------------------------------------------------------------------------------------------------
                                      Tucson
- - --------------------------------------------------------------------------------------------------------------------------------
                                      Green Valley/Continental
- - --------------------------------------------------------------------------------------------------------------------------------
                                      Catalina
- - --------------------------------------------------------------------------------------------------------------------------------
                                  3.  PHARMACY                                3.  PHARMACY
- - --------------------------------------------------------------------------------------------------------------------------------
                                      Ajo              Oro Valley                 Crossovers #1 & #3 - Tucson
- - --------------------------------------------------------------------------------------------------------------------------------
                                      Tucson                                      Crossover #2 - Nogales
- - --------------------------------------------------------------------------------------------------------------------------------
                                      Marana
- - --------------------------------------------------------------------------------------------------------------------------------
                                      Green Valley/Continental
- - --------------------------------------------------------------------------------------------------------------------------------
                                  4.  AMBULANCE                               4.  AMBULANCE
- - --------------------------------------------------------------------------------------------------------------------------------
                                      Tucson                                      Crossovers #1 & #3 - Tucson
- - --------------------------------------------------------------------------------------------------------------------------------
                                                                                  Crossover #2 - Nogales
- - --------------------------------------------------------------------------------------------------------------------------------
                                  5.  DENTAL                                  5.  DENTAL
- - --------------------------------------------------------------------------------------------------------------------------------
                                      Ajo                    Catalina             Crossovers #1 & #3 - Tucson
- - --------------------------------------------------------------------------------------------------------------------------------
                                      Tucson                                      Crossover #2 - Nogales
- - --------------------------------------------------------------------------------------------------------------------------------
                                      Marana           Oro Valley
- - --------------------------------------------------------------------------------------------------------------------------------
                                      Green Valley/Continental
================================================================================================================================

                       THIS PAGE INTENTIONALLY LEFT BLANK

      ATTACHMENT B - SERVICE AREA MINIMUM NETWORK STANDARDS - COUNTY: PINAL

=============================================================================================================================
                             COUNTY ZIP CODES                              CROSSOVER  - MEMBER RESIDENCE ZIP
                                                                           #1 [ ] 85273  SUPERIOR
                                                                           #2 [ ] 85217, 85219, 85220 APACHE JUNCTION
                                                                           #3 [ ] 85235  HAYDEN;  #4 [ ] 85292  WINKELMAN
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ]  FULL COUNTY BID           MINIMUM SERVICES AND SITES FOR FULL
  [ ]  INDIVIDUAL ZIP BIDS       COUNTY BID                                  SERVICES AND SITES FOR CROSSOVERS 1, 2, 3, AND 4
- - ----------------------------- ------------------------------------------------------------------------------------------------
  [ ] 85221                      1.  HOSPITAL                                1.  HOSPITAL
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 85222                           Casa Grande                                 Crossover #1 - Claypool/Globe/Miami
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 85223                           Florence                                    Crossover #2 - Mesa
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 85228                           Kearny                                      Crossover #3 & #4 - Claypool/Globe/Miami
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 85230
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 85231                      2.  PRIMARY CARE PROVIDER                   2.  PRIMARY CARE PROVIDER
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 85232                           Apache Junction      Casa Grande            Crossover #1 - Claypool/Globe/Miami
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 85237                           Coolidge             Eloy                   Crossover #2 - Mesa
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 85239                           Florence             Kearny                 Crossover #3 & #4 - Kearny
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 85241                           Mammoth/San Manuel/Oracle
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 85245
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 85247
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 85272                      3.  PHARMACY                                3.  PHARMACY
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 85278                           Apache Junction         Casa Grande       Crossover #1 - Claypool/Globe/Miami
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 85279                           Coolidge                Eloy              Crossover #2 - Mesa
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 85291                           Florence                Kearny            Crossover #3 & #4 - Kearny
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 85618                           Mammoth/San Manuel/Oracle
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 85623
- - -----------------------------------------------------------------------------------------------------------------------------
  [ ] 85631
- - -----------------------------------------------------------------------------------------------------------------------------
                               4.  AMBULANCE                                 4.  AMBULANCE
- - -----------------------------------------------------------------------------------------------------------------------------
                                    Casa Grande                                 Crossover #1 - Claypool/Globe/Miami
- - -----------------------------------------------------------------------------------------------------------------------------
                                    Florence                                    Crossover #2 - Mesa
- - -----------------------------------------------------------------------------------------------------------------------------
                                    Kearny                                      Crossover #3 & #4 - Kearny
- - -----------------------------------------------------------------------------------------------------------------------------
                                    Mammoth/San Manuel/Oracle
- - -----------------------------------------------------------------------------------------------------------------------------

- - -----------------------------------------------------------------------------------------------------------------------------
                               5.  DENTAL SERVICES                           5.  DENTAL
- - -----------------------------------------------------------------------------------------------------------------------------
                                    Apache Junction        Casa Grande          Crossover #1 - Claypool/Globe/Miami
- - -----------------------------------------------------------------------------------------------------------------------------
                                    Coolidge               Florence             Crossover #2 - Mesa
- - -----------------------------------------------------------------------------------------------------------------------------
                                    Kearny                                      Crossover #3 & #4 - Kearny
- - -----------------------------------------------------------------------------------------------------------------------------
                                    Mammoth/San Manuel/Oracle
=============================================================================================================================

                       THIS PAGE INTENTIONALLY LEFT BLANK

   ATTACHMENT B - SERVICE AREA MINIMUM NETWORK STANDARDS - COUNTY: SANTA CRUZ

===============================================================================================================================
                                                                     CROSSOVER #1 -                    CROSSOVER #2 -
                                                                     MEMBER RESIDENCE ZIP              MEMBER RESIDENCE ZIP
                                COUNTY ZIP CODES                     [ ]  85645  AMADO                 [ ]  85601  ARIVACA
- - -------------------------------------------------------------------------------------------------------------------------------
 [ ]  FULL COUNTY BID           MINIMUM SERVICES & SITES FOR FULL    MINIMUM SERVICES AND SITES FOR    MINIMUM SERVICES AND
 [ ]  INDIVIDUAL ZIP CODE BID   COUNTY BID                           CROSSOVER #1                      SITES FOR CROSSOVER #2
- - -------------------------------------------------------------------------------------------------------------------------------
 [ ] 85611                      1.  HOSPITAL                         1.  HOSPITAL                       1.  HOSPITAL
- - -------------------------------------------------------------------------------------------------------------------------------
 [ ] 85621                           Nogales                              Tucson                             Nogales
- - -------------------------------------------------------------------------------------------------------------------------------
 [ ] 85624
- - -------------------------------------------------------------------------------------------------------------------------------
 [ ] 85628
- - -------------------------------------------------------------------------------------------------------------------------------
 [ ] 85637
- - -------------------------------------------------------------------------------------------------------------------------------
 [ ] 85640                      2.  PRIMARY CARE PROVIDER            2.  PRIMARY CARE PROVIDER          2.  PRIMARYCAREPROVIDER
- - -------------------------------------------------------------------------------------------------------------------------------
 [ ] 85646                           Nogales                              Tucson                             Nogales
- - -------------------------------------------------------------------------------------------------------------------------------
 [ ] 85648                           Patagonia
- - -------------------------------------------------------------------------------------------------------------------------------
 [ ] 85662
- - -------------------------------------------------------------------------------------------------------------------------------

- - -------------------------------------------------------------------------------------------------------------------------------
                                3.  PHARMACY                         3.  PHARMACY                       3.  PHARMACY
- - -------------------------------------------------------------------------------------------------------------------------------
                                     Nogales                              Tucson                             Nogales
- - -------------------------------------------------------------------------------------------------------------------------------

- - -------------------------------------------------------------------------------------------------------------------------------
                                4.  AMBULANCE SERVICE                4.  AMBULANCE                      4.  AMBULANCE
- - -------------------------------------------------------------------------------------------------------------------------------
                                     Nogales                              Tucson                             Nogales
- - -------------------------------------------------------------------------------------------------------------------------------

- - -------------------------------------------------------------------------------------------------------------------------------

- - -------------------------------------------------------------------------------------------------------------------------------
                                5.  DENTAL                           5.  DENTAL                         5.  DENTAL
- - -------------------------------------------------------------------------------------------------------------------------------
                                     Nogales                              Tucson                             Nogales
- - -------------------------------------------------------------------------------------------------------------------------------

- - -------------------------------------------------------------------------------------------------------------------------------

===============================================================================================================================

                       THIS PAGE INTENTIONALLY LEFT BLANK

     ATTACHMENT B - SERVICE AREA MINIMUM NETWORK STANDARDS - COUNTY: YAVAPAI

===================================================================================================================================
                       COUNTY ZIP CODES                  CROSSOVER  - MEMBER RESIDENCE ZIP           CROSSOVER-MEMBER RESIDENCE ZIP
                                                         [ ] #1  85324  ROCK SPRINGS/                [ ]#3 86434(YAVAPAICOUNTY)
                                                                        BLACK CANYON CITY                       NELSON
                                                         [ ] #2  85332                               [ ]#4 86434(YAVAPAICOUNTY)
                                                                                                                YAMPAI
                                                         CONGRESS/CONSTELLATION/OCTAVE/STANTON/      [ ]#5 86337 SELIGMAN
                                                         YARNELL/CASTLE HOT SPRINGS
- - -----------------------------------------------------------------------------------------------------------------------------------
  [ ]  FULL COUNTY BID                                   SERVICES AND SITES FOR CROSSOVERS           SERVICES AND SITES FOR
  [ ]  INDIVIDUAL ZIP BIDS   SERVICES & SITES            1 AND 2                                     CROSSOVERS 3, 4 AND 5
- - -----------------------------------------------------------------------------------------------------------------------------------
  [ ] 85324                  1.  HOSPITAL                1.  HOSPITAL                                1.  HOSPITAL
- - -----------------------------------------------------------------------------------------------------------------------------------
  [ ] 85362                       Cottonwood                  Crossover #1 - Wickenburg/Phoenix           Kingman
- - -----------------------------------------------------------------------------------------------------------------------------------
  [ ] 86301                       Prescott                    Crossover #2 - Wickenburg/Phoenix
- - -----------------------------------------------------------------------------------------------------------------------------------
  [ ] 86302
- - -----------------------------------------------------------------------------------------------------------------------------------
  [ ] 86303
- - -----------------------------------------------------------------------------------------------------------------------------------
  [ ] 86304                  2.  PRIMARY CARE PROVIDER   2.  PRIMARY CARE PROVIDER                   2.  PRIMARY CARE PROVIDER
- - -----------------------------------------------------------------------------------------------------------------------------------
  [ ] 86309                       Camp Verde                  Crossover #1 - Wickenburg/Phoenix           Kingman
- - -----------------------------------------------------------------------------------------------------------------------------------
  [ ] 86312                       Cottonwood                  Crossover #2 - Wickenburg/Phoenix
- - -----------------------------------------------------------------------------------------------------------------------------------
  [ ] 86313                       Prescott
- - -----------------------------------------------------------------------------------------------------------------------------------
  [ ] 86314                       Prescott Valley
- - -----------------------------------------------------------------------------------------------------------------------------------
  [ ] 86320                       Sedona
- - -----------------------------------------------------------------------------------------------------------------------------------
  [ ] 86321
- - -----------------------------------------------------------------------------------------------------------------------------------
  [ ] 86322                  3.  PHARMACY                3.  PHARMACY                                3.  PHARMACY
- - -----------------------------------------------------------------------------------------------------------------------------------
  [ ] 86323                       Camp Verde                  Crossover #1 - Wickenburg/Phoenix           Kingman
- - -----------------------------------------------------------------------------------------------------------------------------------
  [ ] 86324                       Cottonwood                  Crossover #2 - Wickenburg/Phoenix
- - -----------------------------------------------------------------------------------------------------------------------------------
  [ ] 86325                       Prescott
- - -----------------------------------------------------------------------------------------------------------------------------------
  [ ] 86326                       Prescott Valley
- - -----------------------------------------------------------------------------------------------------------------------------------
  [ ] 86327                       Sedona
- - -----------------------------------------------------------------------------------------------------------------------------------
  [ ] 86329
- - -----------------------------------------------------------------------------------------------------------------------------------
  [ ] 86330                  4.  AMBULANCE               4.  AMBULANCE                               4.  AMBULANCE
- - -----------------------------------------------------------------------------------------------------------------------------------
  [ ] 86331                       Cottonwood                  Crossover #1 - Wickenburg/Phoenix           Kingman
- - -----------------------------------------------------------------------------------------------------------------------------------
  [ ] 86332                       Prescott                    Crossover #2 - Wickenburg/Phoenix
- - -----------------------------------------------------------------------------------------------------------------------------------
  [ ] 86333
- - -----------------------------------------------------------------------------------------------------------------------------------
  [ ] 86334
- - -----------------------------------------------------------------------------------------------------------------------------------
  [ ] 86335                  5.  DENTAL SERVICES         5.  DENTAL                                  5.  DENTAL
- - -----------------------------------------------------------------------------------------------------------------------------------
  [ ] 86337                       Cottonwood                  Crossover #1 - Wickenburg/Phoenix           Kingman
- - -----------------------------------------------------------------------------------------------------------------------------------
  [ ] 86338                       Prescott                    Crossover #2 - Wickenburg/Phoenix
- - -----------------------------------------------------------------------------------------------------------------------------------
  [ ] 86340                       Prescott Valley
- - -----------------------------------------------------------------------------------------------------------------------------------
  [ ] 86341                       Sedona
- - -----------------------------------------------------------------------------------------------------------------------------------
  [ ] 86342
- - -----------------------------------------------------------------------------------------------------------------------------------
  [ ] 86343
===================================================================================================================================

                       THIS PAGE INTENTIONALLY LEFT BLANK

      ATTACHMENT B - SERVICE AREA MINIMUM NETWORK STANDARDS - COUNTY: YUMA


            COUNTY ZIP CODES                        MINIMUM SERVICES & SITES
======================================                FOR FULL COUNTY BID
         [ ]  FULL COUNTY BID
         [ ]  INDIVIDUAL ZIP BIDS
============================================================================

         [ ] 85333                                1.  HOSPITAL
- - ----------------------------------------------------------------------------
         [ ] 85336                                     Yuma
- - ----------------------------------------------------------------------------
         [ ] 85347
- - ----------------------------------------------------------------------------
         [ ] 85349                                2.  PRIMARY CARE PROVIDER
- - ----------------------------------------------------------------------------
         [ ] 85350                                     Somerton
- - ----------------------------------------------------------------------------
         [ ] 85352                                     Wellton
- - ----------------------------------------------------------------------------
         [ ] 85356                                     Yuma
- - ----------------------------------------------------------------------------
         [ ] 85364
- - ----------------------------------------------------------------------------
         [ ] 85365                                3.  PHARMACY
- - ----------------------------------------------------------------------------
         [ ] 85366                                     Yuma
- - ----------------------------------------------------------------------------
         [ ] 85367
- - ----------------------------------------------------------------------------
         [ ] 85369                                4.  AMBULANCE
- - ----------------------------------------------------------------------------
                                                       Yuma
- - ----------------------------------------------------------------------------
                                                  5.  DENTAL SERVICES
- - ----------------------------------------------------------------------------
                                                       Yuma
============================================================================

                       THIS PAGE INTENTIONALLY LEFT BLANK

                 ATTACHMENT B - CROSSOVERS PROPOSED BY OFFERORS

==============================================================================================================
   PROPOSED COUNTY
 CROSSOVER ZIP CODES:

                                    SERVICES AND SITES  (INCLUDE FULL ADDRESS AND COUNTY)        JUSTIFICATION
- - -----------------------------
  RESIDENCE
==============================================================================================================

  1.  COUNTY                        1.  HOSPITAL(S)
- - --------------------------------------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------------------------------------
  2.  ZIP CODE(S)/CITY(IES)         2.  PRIMARY CARE PROVIDERS
- - --------------------------------------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------------------------------------
                                    3.  PHARMACY(IES)
- - --------------------------------------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------------------------------------
                                    4.  AMBULANCE
- - --------------------------------------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------------------------------------
                                    5.  DENTAL SERVICES
- - --------------------------------------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------------------------------------

==============================================================================================================

                       THIS PAGE INTENTIONALLY LEFT BLANK

ATTACHMENT C:  ENCOUNTER RECORD SUBMISSION STANDARDS AND PENALTY PROVISIONS

1.   DATA VALIDATION SANCTION CRITERIA

All Contractors shall submit encounter data. Contractors will be assessed penalties for noncompliance with encounter submission standards. The penalties will be applied based on the criteria of timeliness, correctness and omission of data. Penalties also will be applied for failure to timely correct pended encounters.

The allowable error rate for all continuing Contractors will be 5% for each type of error (timeliness, correctness and omission). Sanctions will be applied when Contractor exceeds the allowable error rate.

Data Validation studies will be performed on first-year contractors but such contractors will be exempt from the above sanctions during their first year of operation under this contract.

There will be two data validation studies:

Study A:

Data validation of "Type A" (HCFA 1500) encounters is verified through an audit of the medical record. Data validation is performed by reviewing a random sample of members' medical record entries in order to compare recorded utilization information to Contractor's submitted encounter data. This study will determine timeliness, correctness and omission errors.

Study B:

Data validation of "Type B" or "UB-92" encounters is verified through an audit of maternal hospitalizations reported to AHCCCSA through the Newborn Report System. Data validation is performed by reviewing a random sample of maternal hospitalizations contained in the Newborn Report System in order to compare recorded utilization information to Contractor's submitted encounter data. This study will determine omission errors.

Data validation will be conducted at least yearly. The sample size, or number of medical record entries to be reviewed, will be determined using statistical methods in order to accurately estimate Contractor's timeliness, correctness and omission error rates.

Timeliness, correctness and omission errors will be determined using criteria defined below. Timeliness error rates will be calculated by dividing the number of timeliness errors by the number of entries reviewed for timeliness. Correctness and omission error rates will be calculated in the same manner. A 95% confidence interval will be used to account for limitations caused by sampling. The confidence interval shows the range within which the true error rate is estimated to be. The error rate used for sanction purposes will be the lower limit of the confidence interval minus the allowable error rate.

The following example illustrates the error rate used for sanction purposes. Assume, for example, that the validation error rate is 20%. The 95% confidence interval is the validation error rate plus or minus 5%. Therefore, the interval ranges from 15% to 25%. The lower limit of the confidence interval is 15%. However, a 5% error rate is allowable. Thus, the sanctionable error rate is 10%. (Note that this is an example only. The actual error rate range depends on Data Validation findings.)

Sanction amounts for omission, correctness, and timeliness errors will be based on the following formula:

                             S = P x ([ L-A ] x N )

Where:     S =   sanction,
           P =   per error sanction amount,
           L = lower limit of confidence interval for error rate, A = allowable error rate; and N= number of encounters submitted for members subject to federal financial participation during the time period reviewed. Two N's apply. For Study A, the number of "Type A" or "HCFA - 1500" encounters will be used. For Study B, the number of "Type B" or "UB-92" encounters will be used. (N will be adjusted to make up for omitted encounters.)

Using this formula, the per-encounter sanction amounts for timeliness, correctness and omission errors as determined from the sample will be applied to the estimated number of total errors for Contractor in order to determine the total sanction amount.

Continuing with the example: The lower limit of the confidence interval for the omission error rate is 15% (L), the lower limit of the confidence interval minus the allowable error rate (A=5%) is 10% (L-A), and Contractor has submitted 48,000 Type A encounters during the review period. N adjusted for omissions is 56,471. (56,471 minus 15% of 56,471 equals 48,000. The 15% is L, the lower limit of the confidence interval for the omission error rate.) The total number of omission errors is ( [L-A] X N ) = .10 X 56,471 = 5,647. The omission sanction amount is $5,647 ([5,647 X P] = 5,647 X $1.00). The $1.00 is the per error omission sanction amount. The same formula will be applied to timeliness and correctness error rates, using appropriate per-error sanction amounts, to determine the total sanction.

The services to be validated include but are not limited to inpatient hospitalizations, office visits and surgeries.

TIMELINESS - Contractor shall submit encounter data in a timely manner. Timeliness of data is based on the time elapsed between the date the service is rendered and the date of receipt of the encounter data by AHCCCSA. All encounter data, including inpatient encounters requiring Medicare filing, must be received by AHCCCSA no later than 240 days after the end of the month in which the service was rendered.

For all encounters for which timeliness is evaluated for dates of service on or after 10/1/94, including inpatient encounters requiring Medicare approval, a sanction of 50 cents ($.50) per encounter error will be assessed if the encounter record is received by AHCCCSA more than 240 days after the end of the month in which the service was rendered.

For data validation reviews, AHCCCSA will select all pended and approved encounters for the contract year to be studied 240 days after the end of the contract year. Once AHCCCSA has selected Contractor's encounter data for data validation studies, no subsequent encounter data submissions for the period being studied will be considered in determining the data validation results.

CORRECTNESS OF DATA - A correct encounter contains a complete and accurate description of AHCCCS covered services provided to a member. A sanction of twenty cents ($0.20) per encounter error will be assessed if the encounter is incomplete or incorrectly coded.

OMISSION OF DATA - Omission of data is defined as an encounter not submitted to AHCCCSA or an encounter inappropriately deleted from AHCCCSA's pending encounter file or historical files in lieu of correction of such record.

In Study A, $1.00 per encounter error penalty will be assessed for an omission of a Type A or HCFA 1500 encounter.

In Study B, a $5.00 per encounter error penalty will be assessed for an omission of a Type B or UB-92 encounter.

For both timeliness and omission errors, AHCCCSA will consider information provided by Contractor which tends to indicate that such error was due to a delay in receipt of a clean claim within the period allowed under AHCCCS Rules. Under Rule R9-22-705-A, Contractor is not required to pay claims for covered services that are submitted more than six months after the date of the service for which payment is claimed or that are submitted as clean claims more than 12 months after the date of service for which payment is claimed.

2.   PEND CORRECTION CRITERIA

Contractor shall resolve all pended encounters within 100 days of the processing date of the data. The processing date is the date of the encounter cycle in which the encounter initially pended. A sanction of $3.00 each month will be assessed for every encounter pended for more than 100 days except when due to AHCCCSA error. Determining errors as they apply to pended encounter records will be done as follows:

When Contractor has provided written notification to AHCCCSA that the resolution of the pended encounter is likely dependent upon AHCCCSA rather than Contractor, AHCCCSA will respond in writing within 30 days of receipt of such notification. The AHCCCSA response will identify the status of each pending encounter problem or issue in question. AHCCCSA errors are those pended encounters for which AHCCCSA acknowledges that the pended encounter is an AHCCCSA error requiring a system change, table update or further research by AHCCCSA.

Pended encounters will NOT qualify as AHCCCSA errors if AHCCCSA reviews Contractor's notification and requests Contractor to research the issue and provide additional substantiating documentation, or if AHCCCSA disagrees with Contractor's claim of AHCCCSA error.

Prior to assessment of sanctions, Contractor will be notified in writing by AHCCCSA of the total number of encounters pended more than 100 days and the number of such encounters not subject to sanction because of AHCCCSA error.

Contractor will not have sanctions assessed for pended encounters which AHCCCSA agrees in writing to research. However, if a pended encounter being researched by AHCCCSA is later determined not to be caused by AHCCCSA error, Contractor may be sanctioned retroactively $3.00 each month for every encounter pended more than 100 days.

3.   PENALTY PROVISIONS

Penalty provisions shall be applied to encounters received for services rendered on or after October 1, 1994. Penalties will be offset against the next month's capitation payment following the assessment of the penalty or an unsuccessful challenge attempt.

All sanctions will be placed in the AHCCCS fund and accounted for separately. At the end of the contract year AHCCCSA may distribute the funds to the contractors which have consistently met the submission standards for encounter data during the contract year. Any distributive shares shall be determined in accordance with policies and procedures promulgated by AHCCCSA.

Failure to timely provide AHCCCSA with medical records necessary for data validation may result in a sanction of $1,000 for each missing medical record.

Contractors shall be responsible for continued reporting beyond the term of the contract. For example, processing and reporting of encounter data will likely continue beyond termination of the contract because of lag time in filing source documents by subcontractors.

Contractor may file a written challenge to sanctions assessed by AHCCCSA not more than 35 days after Contractor receives written notice of sanction. Sanctions shall not apply to encounter errors successfully challenged. Challenges will be reviewed by AHCCCSA's Data Validation Review Challenge Committee and a written decision will be rendered no later than 60 days from the date of receipt of a timely challenge. A challenge must be filed on a timely basis and a decision must be rendered by AHCCCSA prior to filing a grievance pursuant to Article 8, AHCCCS Rules.

                       THIS PAGE INTENTIONALLY LEFT BLANK

ATTACHMENT D - MANAGEMENT SERVICES SUBCONTRACTOR STATEMENT


All Management Services Subcontractors are required to have a financial audit. A copy of this audit must be filed with AHCCCSA within 120 days of Subcontractor's fiscal year end. Failure to file a copy may result in withdrawal of AHCCCSA approval.

A Management Services Subcontractor is defined as a marketing organization or any other organization or person agreeing to perform any administrative function or service for the Contractor specifically related to securing or fulfilling the Contractors obligations to AHCCCSA under the terms of the contract. This shall include but not be limited to third-party administrators, firms or persons who manage operations of the Offeror such as marketing, automatic data processing, claims processing, quality management, utilization management, prior authorization and other management functions.

Attach to this proposal a fully executed copy of the Management Subcontract for Contract Year 95 (10/1/94 - 9/30/95). If the existing subcontract is for multiple terms, Offeror must attach the original management subcontract and all amendments.

When making attachments to this section, please refer to the question number and the item heading.


                   MANAGEMENT SERVICES SUBCONTRACTOR STATEMENT

NAME OF BUSINESS ________________________________
ADDRESS _________________________ CITY_____________ STATE_______ ZIP ______
     PHONE NO._______________________

1.   Type of Business (check appropriate box)

     / / Individual / / Partnership / / Corporation / / Joint Venture / / Government / / Other (Describe)

     If a corporation, indicate type:__________________________________________

2.   Incorporated in the State of:

     _________________________________________________________
                      (Complete if corporation)

3. If incorporated in a State other than Arizona, do you have a certificate to do business in the State of Arizona? / / Yes / / No

4.   If yes, type of certificate and with what agency/administration is it filed:
     ______________________________________________________

5.   Who is your Statutory Agent for the State of Arizona:

     Name __________________________________________
     Address _______________________________________
                                 Zip _______________

     Phone No. _____________________________________

6.   Parent Company and Employer Identification Number

     For the purpose of this RFP, a parent company is defined as one which either owns or controls the activities and basic business policies of the Management Services Subcontractor. To own another company means the parent company must own at least a majority (more than 50%) of the voting rights in the company. To control another company, such ownership is not required; if such company is able to formulate, determine, or veto business policy decisions of the Management Services Subcontractor, such other company is considered the parent company of the Management Services Subcontractor.

     Is the Management Services Subcontractor owned or controlled by a parent company as described above? Yes / / No / /

     If yes, the Management Services Subcontractor shall insert in the space below the name and main office address of the parent company.

     ______________________________________
     Name
     ______________________________________
     Address             State     Zip

7.   Organization Chart

     Attach a copy of your staff functional organizational chart, setting forth lines of authority, responsibility and communication which will pertain to this proposal.

8.   If other than a government agency:

     When was your organization formed? ________________________________________

     If your organization is a corporation, attach a list of the names and addresses of the Board of Directors.

9.   License/Certification

     Attach a list of all licenses and certifications your organization is required to maintain. Use a separate sheet of paper using the following format:

     SERVICE COMPONENT     LICENSE/REQUIREMENT     RENEWAL DATE
     -----------------     -------------------     ------------

     If any licenses have been denied, revoked or suspended within the past 10 years, please explain.

10.  Administrative Agents

     Is your agency acting as the administrative agent for any other agency organization? Yes ______ No ______

     If yes, describe the relationship in both legal and functional aspects.

11.  Civil Rights Compliance Data

     Has any federal or state agency ever made a finding of noncompliance with any relevant civil rights requirement with respect to your company?

     Yes ______ No ______ If yes, please explain.

12.  Prior Convictions

     Are there any felony convictions of any key personnel (i.e., Chief Executive Officer, Plan Managers, Financial Officers, major stockholders or those with controlling interest, etc.) within the past 15 years?
Yes ______ No______ If yes, please explain.

13. Does your company have any ownership or control interest of 5% or more (i.e., able to formulate, determine, vote or influence business policy decisions, etc.) in another organization?

     Yes _______ No ______

     If yes, list each organization's name and address and the percentage of ownership and/or control.

                                                       PERCENT OF

NAME                      ADDRESS                 OWNERSHIP OR CONTROL
- - ----------------------------------------------    --------------------
- - ----------------------------------------------    -------------------
- - ----------------------------------------------    -------------------
- - ----------------------------------------------    -------------------
- - ----------------------------------------------    -------------------
- - ----------------------------------------------    -------------------
- - ----------------------------------------------    -------------------
- - ----------------------------------------------    -------------------

14. Do those who own or control your company have any ownership or control interest of 5% or more (i.e., able to formulate, determine, veto or influence business policy decisions, etc.) in another organization?

     Yes _______ No ________

     If yes, list each organization's name and address, the percentage of ownership or control, and the names of those with the common ownership or control interest:

                                                         PERCENT OF
     NAME                        ADDRESS            OWNERSHIP OR CONTROL
- - -----------------------------------------------     --------------------
- - -----------------------------------------------     --------------------
- - -----------------------------------------------     --------------------
- - -----------------------------------------------     --------------------
- - -----------------------------------------------     --------------------
- - -----------------------------------------------     --------------------
- - -----------------------------------------------     --------------------
- - -----------------------------------------------     --------------------



15. Has your company ever been suspended or excluded from any federal program for any reason? Yes _______ No ________ If yes, please attach explanation.

16.  Subcontractor's Customer Description Proposal

     For each of your principal customers* provide the following:

CUSTOMER NAME      SUBCONTRACTOR        % OF TOTAL TIME       CUSTOMER PRINCIPAL
AND ADDRESS          REVENUE            MANAGING CUSTOMER        BUSINESS
- - --------------------------------------------------------------------------------

* A principal customer is one that generates 5% or more of Gross Annual Sales.

17.  Subcontractor's Personnel Experience Statement

     Please provide resumes for all key personnel describing professional experience and education including continuing educational courses taken during the last three years.

18.  Subcontractor Controlling Interest Proposal

     Please provide the name and address of any individuals or organizations with an ownership or controlling interest (i.e., able to formulate, determine or veto business policy decisions, etc.). You may include those whose ownership or control interest is less than 5%.

                                                          HAS CONTROLLING
                                                             INTEREST
     NAME        ADDRESS           OWNED OR CONTROLLED      YES       NO
     ----        -------           -------------------    ---------------




19.  Subcontractor Financial Statement

     a.    Is your accounting system based on a cash or accrual method?
           (a)  Cash        / /
           (b)  Accrual     / /
           (c)  Other       / /              Give a brief explanation.

     b.   Does your organization prepare an annual financial statement?
          Yes _______ No _______.  If yes, provide a copy of the latest report.

     c. Are interim financial statements prepared? Yes ______ No _______ If yes, How often are they prepared? __________________________________
          Are footnotes and supplementaryschedules an integral part of the statements? Yes _______ No _______

          Provide a copy of the latest statements including all necessary data to support your answers above.

     d. Is your organization audited by an independent accounting firm/accountant? Yes ______ No ______

          If yes, how often are audits conducted? _________
          By whom are they conducted? Provide name, address and telephone number:___________________________________________________________

          Please attach a copy of the latest audited financial statements.

     e. Do you have any uncorrected audit exceptions? Yes ______ No ______ If yes, please explain the action being taken to correct the exceptions.

     f. Does your organization have an accounting manual? Yes _____ No ______ If no, please explain if you have proper accounting policies and procedures, and how you provide for the dissemination of such accounting policies and procedures within your organization and what controls exist to ensure the integrity of your financial information. The Offeror agrees to furnish copies of such written accounting policies and procedures for inspection upon request from AHCCCSA.

     g.   Are management letters on internal controls issued by the accounting
          firm?   Yes _______ No _______

          If yes, attach a copy of the management letter from the latest audit. This must be on the auditor's letterhead and the Offeror, by its submission, certifies the letter is unaltered.

          If no, please provide a comprehensive description of internal control systems. You are responsible for instituting adequate procedures against irregularities and improprieties and enforcing adherence to generally accepted accounting principles.

     h.   Does your organization have a formal basis to distribute/allocate
          costs reflected in your financial statement?   Yes _____ No ______

          Please explain principal allocation techniques used or proposed to be used. Indicate the allocation base used for each type of cost allotment.



     i. Indicate the types of liability insurance does your organization maintains.

          State the amount of coverage and the name and address of the carrier.


     j. Please attach a complete analysis of revenues and expenses by business segment (lines of business) and by geographic area (within Arizona and outside Arizona) for your company or your company's owners.

     k. Are there any suits, judgments, tax deficiencies, or claims pending against your organization? Yes ______ No _______

          If yes, briefly describe each item and indicate the dollar amount, either actual or estimated.

     l. In the last 12 months has your firm or organization paid any bonuses, provided any gifts over a dollar value of $500, or in any other way provided a financial reward, over and above salary, to any staff member, board member or other personnel associated with the firm or organization? Yes ______ No _______

          If yes, describe to whom it was given, the type of reward, its value and source(s) of revenue.

20.  Subcontractor's Background Check Information

     All Management Services Subcontractors must provide sufficient information concerning key personnel to enable AHCCCSA to conduct background checks. Please attach a list of all key personnel giving the following information for each:

     a.    Name

     b.    All other names ever used

     c.    Social Security Account Number

     d.    Date of Birth

     e.    Place of Birth

     f.    All addresses for the last 10 years

     g. Ever suspended from any federal program for any reason? If yes, please explain.

21.  Subcontractor Restriction of Competition Statement

     In connection with the Management Services Subcontractor's participation in this procurement, the Management Services Subcontractor (to include its employees) to the best of its knowledge and belief:

     a. has not disclosed and will not knowingly disclose the prices, or any matter relating to such prices, to any other offeror or with any competitor;

     b. has not attempted and will not make any attempt to induce any other person or firm to submit or not to submit a proposal for the purpose of restricting competition.


          ___________________________________________
          Management Services Subcontractor Signature

          ___________________________________________
                      Print Name and Title

     The Management Services Subcontractor shall insert in the applicable space below, if the Management Services Offeror has no parent company, its own employer's identification number (Federal social security number used on employer's quarterly federal tax return, U.S. Treasury Department Form
     941), or, if he has a parent company, the employer's identification number of the parent company.

     Management Services Subcontractor

     Employer Identification No. ______________________________

     Parent Company's

     Employer Identification No. _______________________________________

                       THIS PAGE INTENTIONALLY LEFT BLANK

ATTACHMENT E - SAMPLE LETTER OF INTENT


[NO ALTERATIONS OR CHANGES PERMITTED. PROVIDER MUST SUBMIT A SEPARATE LETTER OF INTENT FOR EACH SERVICE SITE OR AHCCCS ID#. THIS LETTER IS SUBJECT TO VERIFICATION BY AHCCCSA.]

The provider signing below is willing to enter into contract negotiations with [offeror's name], for provision of covered services to AHCCCS members enrolled with [offeror's name]. This provider intends to sign a contract with [offeror's name] if [offeror's name] is awarded an AHCCCS contract beginning 10/1/94 in the provider's service area and an acceptable agreement can be reached between the provider and [offeror's name]. Signing this letter of intent does not obligate the provider to sign a contract with [offeror's name].

The following information is furnished by the provider:

1.   AHCCCS IDENTIFICATION NUMBER____________________________________

2.   YOUR PRINTED NAME (person, corp. etc)___________________________

3. ADDRESS (WHERE SERVICES WILL BE PROVIDED)_______________________ ___________________________________________ ZIP CODE____________

4.   COUNTY__________________________________________________________

5.   TELEPHONE ___________________ 6. FAX ___________________________

7.   CHECK ALL THAT APPLY:

____ A. Primary care Physician:____Family Practice
                               ____General Practice
                               ____Internal Medicine
                               ____Pediatrician
____ B. Physician- Specialist-specify________________________________
____ C. Hospital
____ D. Pharmacy
____ E. Laboratory
____ F. Medical Imaging
____ G. Emergency Transportation (air or ground)
____ H. Medically Necessary Transportation
____ I. Nursing Facility
____ J. Dentist
____ K. Therapy (specify PT,OT,Speech, Respiratory) _________________
____ L. Behavioral Health Provider (specify) ________________________
____ M. Podiatrist
____ N. Durable Medical Equipment
____ O. Home Health Agency
____ P. Home Infusion Provider
____ Q. Chiropractor
____ R. Clinic
____ S. Optometrist/ Optician
____ T. FQHC
____ U. Other (please specify) ______________________________________

8.   PROVIDER SIGNATURE ___________________________ TITLE __________________

9.   PRINTED NAME OF SIGNER _____________________________________

10.  DATE SIGNED _____________________________

                            AFFIDAVIT OF NON-COERCION


INSTRUCTIONS

AHCCCSA requests the following information to further evaluate the proposed provider networks in response to this solicitation:

1. Please certify, by completing the attached form, Affidavit of Non-Coercion, that you or your management company have not requested or induced any provider not to contract with another potential bidder.

2. Have you been unable to obtain a letter of intent from any provider because that provider stated it wanted to maintain an exclusive relationship with another bidder? If so, please provide details in writing.

Please provide the completed Affidavit of Non-Coercion and written reply, if applicable, as part of your response to this solicitation.

          *********************************************************


                            AFFIDAVIT OF NON-COERCION

Company Name: ____________________________________________________

Address:      ____________________________________________________

              __________________________________ ZIP CODE_________

The persons, corporation or company who testifies to the following statement, having first been duly sworn, deposes and says:

     To the best of my knowledge, no requests or inducements have been made to any provider not to contract with another potential provider in relation to the Arizona Health Care Cost Containment System RFP #YH5-0001.

     Signed :         __________________________

       Name :         __________________________

      Title :         __________________________

     Subscribed and sworn to before me the ____ day of ______ 1994.

     _________________________________________
     Signature of Notary Public in and for the

     County of _____________________________

     State of ______________________________

     My Commission expires :_______________

ATTACHMENT F:  INSTRUCTIONS FOR PREPARING CAPITATION PROPOSALS


INTRODUCTION:

All capitation bids must be submitted to AHCCCSA on the AHCCCS Capitation Rate Calculation Sheet (CRCS) Bid Disk. All best and final offer bids must also be submitted on the AHCCCS CRCS bid disk. A CRCS must be completed for each rate code in each county that the Offeror is bidding. Offeror will also use the CRCS bid disk to print and submit Section B, Capitation Rates, of the Request for Proposal (RFP).


HELP SCREENS:

The Year 13 CRCS Bid Disk has help screens available to answer questions every step of the way. Offeror can access the help screens at any time by pressing the F1 key. In addition, the program contains on-screen instructions for each screen.


GETTING STARTED:

The Year 13 CRCS bid disk program requires approximately 525K bytes of available main memory to run properly. Boot your machine to the DOS prompt. Insert the Year 13 CRCS Bid Disk. Change the default drive to the disk drive containing the Year 13 CRCS Bid Disk by typing "A:" or "B:" (whichever drive contains the Year 13 Bid Disk) and press the (Enter) key. Type "CRCS" and press the (Enter) key. This will initiate the program and will bring up the main menu.


MAIN MENU OPTIONS:

The main menu to the Year 13 CRCS bid disk offers the following seven options:

1.   Bidding Input or Edit capitation rate data

2. Summary Display previously calculated net capitation rates for all rate codes and all counties

3.   Print Send detail and/or summary information to the printer

4. Submit/Copy Copy capitation bids to diskette for submission of data to AHCCCS

5. Supplement Browse through sections of RFP directly related to this bid program

6. Utilities Set screen colors, change printer destination, bulk erase data, etc.

7.   Exit Leave this program


FORMAT OF CAPITATION RATE CALCULATION SHEETS:

The CRCS for all rate codes, except SOBRA women, have three screens requiring data input. Screen 1 of 3 contains the following bid elements: 1) Hospital

Inpatient, 2) Hospital Outpatient, 3) Emergency Room, 4) Primary Care, 5) Referral Physician, 6) Surgical Services, and 7) Pharmacy. Offeror will have to enter: annual utilization units per 1,000 members, cost per unit, and co-pay amounts (where applicable) for each of the seven bid elements listed above. The program will automatically calculate the per member per month
(PMPM) amount for each of these bid elements.

Screen 2 of 3 for all rate codes, except SOBRA women, contains the following bid elements: 1) Lab, X-ray, and Medical Imaging, 2) Family Planning, 3) Physical Therapy, 4) DME and Oxygen, 5) NF and Home Health Care, 6) Ambulance and Medically Necessary Transportation, 7) Dental, 8) Mental Health (18 - 20 yrs old, non-SMI), and 9) Miscellaneous. Offeror shall enter the PMPM amount for each of these 9 bid elements.

Screen 3 of 3 for all rate codes, except SOBRA women, contains the following bid elements: 1) Reinsurance, 2) Third Party Recoveries, 3) Administration Charges, 4) Profit and Contingencies. Offeror shall enter the PMPM amount for each of these 4 bid elements. The program will automatically calculate the Net Capitation rate based on data entered.

The SOBRA women rate codes are capitated on a monthly basis at the AFDC capitation rate for their county of residence. The SOBRA CRCS to be completed by Offeror is for the SOBRA Supplement payment only. Contractor will be eligible to receive the SOBRA Supplement payment upon the birth of a child to a SOBRA eligible women enrolled with Contractor.

The CRCS for the SOBRA Supplement is comprised of 2 screens requiring data input. Screen 1 of 2 for the SOBRA Supplement contains the following bid elements: 1) Hospital Inpatient, 2) Lab and Testing, 3) Transportation, 4) Pharmacy, 5) OB/GYN, 6) Specialist/Anesthesia, and 7) Other. Elements 1 through 4 require utilization units and unit costs to be entered for a vaginal delivery and separately for a cesarean delivery. The program computes the amount per birth automatically for these elements. Offeror shall enter the per birth amount directly for bid elements 5 through 7.

Screen 2 of 2 for the SOBRA Supplement contains the following bid elements:
1) Third Party Recoveries, 2) Administration Charges,
3) Profit and Contingencies. Offeror shall enter the per birth amounts for vaginal and cesarean deliveries for each of these bid elements. The Offeror must enter the percent of vaginal deliveries expected (must be between 50.00 and 100.00 percent). The program will calculate the weighted average SOBRA Supplement bid automatically.


TECHNICAL NOTES:

The following is a list of miscellaneous technical notes which may be helpful to the Offeror:

- - -   Decimal points must be entered manually
- - -   Help screens can be accessed at any time by pressing the F1 key
- - -   Before saving or copying data to a new disk make sure the new disk is formatted

- - -   Within the CRCS screens, the PAGE UP key will take you to the previous screen
- - -   Within the CRCS screens, the PAGE DOWN key will take you to the next screen
- - -   Use the UP AND DOWN ARROW keys to scroll vertically through the data entry fields within the CRCS screens
- - -   Use TAB and SHIFT TAB to Scroll horizontally through the data entry fields within the CRCS screens
- - -   Within the CRCS screens the F3 key takes you to the previous rate code for the county
- - -   Within the CRCS screens the F4 key takes you to the next rate code for the county
- - -   Within the CRCS screens the F7 key takes you to the previous county (same rate code)
- - -   Within the CRCS screens the F8 key takes you to the next county (same rate code)
- - -   Within the CRCS screens the F10 key will save the data that has been entered/edited and return to main CRCS menu
- - -   The ESC key cancels the function or menu in progress
- - -   Calculations are rounded to 2 decimal places whenever a calculated result produces more than 2 decimal places

INSTALLING CRCS BID DISK ON A NETWORK OR HARD DRIVE

The CRCS Bid Disk can be copied to a directory on a network or a local PC hard drive merely by copying all of the files on the disk to a directory. If the program is installed on a network, care must be taken to allow only one person at a time to use the program or a loss of bid data could occur. To run the program on a local PC hard drive, you must first switch over to the drive and directory where the program is located before running the program for it to run properly.


LISTING OF FILES INCLUDED ON THE BID DISK

The following files are included on the CRCS Bid Disk:

CRCS.EXE - The CRCS bid program
R.DAT    - Data file containing the section of the RFP that directly pertains to this bid disk
H.DAT    - Help file used by the bid program
HP.DAT   - Supplementary help file
DATA.DAT - Data file containing your bids. This file can be copied to a diskette manually or menu option #4 in the CRCS Bid Program will copy it for you.

If you have any technical questions relating to the operation or functions of the Year 13 CRCS Bid Disk call Mike Purvis at (602) 254-5522, extension 7033.

ATTACHMENT G - MEMBER MONTHS PAID BY RATE CODE AND COUNTY (AS OF 2/1/94)

         County:             Rate Code:              Member Months Paid:
         -------             ----------              -------------------
         Apache              AFDC                             1,221
                             SSI w/ med                         165
                             SSI w/o med                        385
                             Child programs                     775
                             MN/MI w/ med                         3
                             MN/MI w/o med                      147
                             SOBRA mothers                       68

         Cochise             AFDC                             6,983
                             SSI w/ med                         754
                             SSI w/o med                      1,019
                             Child programs                   3,784
                             MN/MI w/ med                        51
                             MN/MI w/o med                    1,201
                             SOBRA mothers                      332

         Coconino            AFDC                             3,256
                             SSI w/ med                         321
                             SSI w/o med                        638
                             Child programs                   3,121
                             MN/MI w/ med                        36
                             MN/MI w/o med                      616
                             SOBRA mothers                      350

         Gila                AFDC                             2,128
                             SSI w/ med                         199
                             SSI w/o med                        359
                             Child programs                   1,226
                             MN/MI w/ med                         5
                             MN/MI w/o med                      263
                             SOBRA mothers                      148

         Graham              AFDC                             1,908
                             SSI w/ med                         223
                             SSI w/o med                        249
                             Child programs                   1,098
                             MN/MI w/ med                         7
                             MN/MI w/o med                      312
                             SOBRA mothers                       93

         Greenlee            AFDC                               529
                             SSI w/ med                          37
                             SSI w/o med                         74
                             Child programs                     247
                             MN/MI w/ med                         2
                             MN/MI w/o med                       61
                             SOBRA mothers                       30

         La Paz              AFDC                               879
                             SSI w/ med                          91

                    SSI w/o med                    145
                    Child programs                 605
                    MN/MI w/ med                     5
                    MN/MI w/o med                  226
                    SOBRA mothers                   59

         County:             Rate Code:             Member Months Paid:
         -------             ----------             -------------------
         Maricopa            AFDC                          117,740
                             SSI w/ med                      8,959
                             SSI w/o med                    18,093
                             Child programs                 56,410
                             MN/MI w/ med                      465
                             MN/MI w/o med                  18,116
                             SOBRA mothers                   6,126

         Mohave              AFDC                            5,571
                             SSI w/ med                        401
                             SSI w/o med                       762
                             Child programs                  4,535
                             MN/MI w/ med                       35
                             MN/MI w/o med                     956
                             SOBRA mothers                     475

         Navajo              AFDC                            2,576
                             SSI w/ med                        263
                             SSI w/o med                       483
                             Child programs                  2,067
                             MN/MI w/ med                        9
                             MN/MI w/o med                     326
                             SOBRA mothers                     219

         Pima                AFDC                           34,594
                             SSI w/ med                      3,595
                             SSI w/o med                     6,658
                             Child programs                 18,761
                             MN/MI w/ med                      252
                             MN/MI w/o med                   6,700
                             SOBRA mothers                   1,889

         Pinal               AFDC                            8,150
                             SSI w/ med                        720
                             SSI w/o med                     1,119
                             Child programs                  3,955
                             MN/MI w/ med                       53
                             MN/MI w/o med                   1,171
                             SOBRA mothers                     340

         Santa Cruz          AFDC                            1,821
                             SSI w/ med                        440
                             SSI w/o med                       542
                             Child programs                  2,306
                             MN/MI w/ med                       10
                             MN/MI w/o med                     349
                             SOBRA mothers                     160

         Yavapai             AFDC                            3,615
                             SSI w/ med                        554
                             SSI w/o med                       939
                             Child programs                  3,116
                             MN/MI w/ med                       32

                         MN/MI w/o med                  899
                         SOBRA mothers                  371

         Yuma            AFDC                         7,741
                         SSI w/ med                     612
                         SSI w/o med                    971
                         Child programs               6,945
                         MN/MI w/ med                    43
                         MN/MI w/o med                  913
                         SOBRA mothers                  702

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                      INDEX

SUBJECT                                                                     PAGE
- - -------                                                                     ----
ACCUMULATED FUND DEFICIT...................................................   45
ADVANCES, DISTRIBUTIONS AND LOANS..........................................   45
AHCCCS BIDDERS' LIBRARY....................................................  104
AHCCCSA RIGHT TO OPERATE CONTRACTOR........................................   60
AMENDMENTS TO RFP..........................................................  100
AMOUNT OF PERFORMANCE BOND.................................................   50
APPOINTMENT STANDARDS......................................................   34
ASSIGNMENT OF CONTRACT AND BANKRUPTCY......................................   57
ASSIGNMENT OF OVERCHARGES..................................................   55
AUDITS AND INSPECTIONS.....................................................   64
AUTHORIZED SIGNATORY.......................................................   77
AUTO-ASSIGNMENT ALGORITHM..................................................   69
AWARD OF CONTRACT..........................................................  102
BEHAVIORAL HEALTH  SERVICES................................................   41
BEST AND FINAL OFFERS (BFO)................................................  100
CAPITATION.................................................................  112
CAPITATION ADJUSTMENTS.....................................................   67
CERTIFICATION OF ACCURACY OF INFORMATION PROVIDED..........................   77
CHANGES IN PERFORMANCE: WAIVERS............................................   56
CHILDREN'S REHABILITATIVE SERVICES  (CRS)..................................   39
COMPENSATION...............................................................   65
COMPLIANCE WITH LAWS, RULES AND REGULATIONS................................   55
CONTENTS OF OFFEROR'S PROPOSAL.............................................   95
CONTRACT COMPLIANCE SANCTION (PENALTY) ALTERNATIVE.........................   52
CONTRACT EXTENSIONS AND MODIFICATIONS......................................   60
COOPERATION WITH OTHER CONTRACTORS.........................................   56
COORDINATION OF BENEFITS/ THIRD PARTY LIABILITY............................   43
COST SHARING...............................................................   44
CROSS-OVER AREAS...........................................................  103
DATA EXCHANGE REQUIREMENT..................................................   46
DELIVERY OF SERVICES.......................................................   14
DISSEMINATION OF INFORMATION...............................................   43
ELECTRONIC DATA INTERCHANGE (EDI)..........................................  104
EMERGENCY SERVICES.........................................................   22
ENCOUNTER DATA REPORTING...................................................   25
ENCOUNTER DATA REPORTING DEADLINES.........................................   26
ENROLLMENT AND DISENROLLMENT...............................................   16
FAMILY PLANNING SERVICES...................................................   77
FEDERALLY QUALIFIED HEALTH CENTERS (FQHC)..................................   50
FINANCIAL DISCLOSURE STATEMENT.............................................   83
FINANCIAL PLANNING.........................................................   79
FINANCIAL VIABILITY CRITERIA/ PERFORMANCE MEASURES.........................   27
FRAUD AND ABUSE............................................................   64
GRIEVANCE BY THE CONTRACTOR AGAINST AHCCCSA................................   60
GRIEVANCE PROCESS AND STANDARDS............................................   35
HOSPITAL REIMBURSEMENT.....................................................   40
INDEMNITY TO THE STATE.....................................................   58
INDEPENDENT CONTRACTOR.....................................................   55
INFRINGEMENT OF PATENTS AND COPYRIGHTS.....................................   57
INITIAL MINIMUM CAPITALIZATION REQUIREMENTS................................   52

INSURANCE.................................................................   59
LATE PROPOSALS............................................................  100
LEGISLATIVE ISSUES........................................................  104
LOBBYING..................................................................   65
MANAGEMENT SERVICES SUBCONTRACTOR AUDITS..................................   48
MANAGEMENT SERVICES SUBCONTRACTORS........................................   48
MARKETING PLANS...........................................................   44
MEDICAL DIRECTOR..........................................................   24
MEDICAL POLICIES..........................................................   19
MEDICAL RECORDS...........................................................   29
MEMBER HANDBOOK...........................................................   31
MEMBER SURVEYS............................................................   29
MERGER, REORGANIZATION AND CHANGE OF OWNERSHIP............................   48
METHOD OF PAYMENT.........................................................   65
MONTHLY CAPITATION........................................................   66
MONTHLY ROSTER RECONCILIATION.............................................   45
NONDISCRIMINATION.........................................................   63
NURSING FACILITIES........................................................   16
OFFEROR'S ADMINISTRATIVE FUNCTIONS SUBCONTRACTORS.........................   90
OFFEROR'S KEY PERSONNEL...................................................   91
OPEN ENROLLMENT...........................................................   30
OPERATIONAL AND FINANCIAL READINESS REVIEWS...............................   39
OPERATIONAL AND FINANCIAL REVIEWS.........................................   37
OPTIONAL GEOGRAPHIC AREA CAPACITY REQUEST.................................   89
ORDER OF PRECEDENCE.......................................................   55
ORGANIZATION..............................................................  113
OWNERSHIP OF INFORMATION AND DATA.........................................   57
PERFORMANCE BOND OR BOND SUBSTITUTE.......................................   49
PERIODIC REPORT REQUIREMENTS..............................................   26
PRIMARY CARE PROVIDER STANDARDS...........................................   21
PROGRAM...................................................................  112
PROHIBITION AGAINST DISCLOSURE OF CONFIDENTIAL INFORMATION................   59
PROSPECTIVE OFFERORS' CONFERENCE..........................................  100
PROSPECTIVE OFFERORS' INQUIRIES...........................................   99
PROVIDER MANUAL...........................................................   33
PROVIDER NETWORK..........................................................  111
PROVIDER REGISTRATION.....................................................   28
QUALITY MANAGEMENT AND UTILIZATION MANAGEMENT (QM/UM).....................   28
QUARTERLY GRIEVANCE REPORT................................................   37
REFERRAL PROCEDURES AND STANDARDS.........................................   37
REINSURANCE...............................................................   67
RELATED PARTY TRANSACTIONS................................................   86
REQUESTS FOR INFORMATION..................................................   49
REQUIRED FINANCIAL REPORTS................................................   27
RFP MILESTONE DATES.......................................................  104
RIGHT OF INSPECTION.......................................................   64
SCOPE OF SERVICES.........................................................   13
SPECIALTY CONTRACTS.......................................................   44
STAFF REQUIREMENTS AND SUPPORT SERVICES...................................   22
STATEMENT OF ORGANIZATION STRUCTURE.......................................   78
SUBCONTRACTS..............................................................   47
TERMINATION - AVAILABILITY OF FUNDS.......................................   62
TERMINATION FOR DEFAULT...................................................   61
TERMINATION FOR PROCUREMENT INTEGRITY VIOLATIONS..........................   61
TERMINATION FOR THE CONVENIENCE OF THE GOVERNMENT.........................   61

TERMINATION - TRANSITION OF MEMBERS...........................................   62
TRANSITION OF MEMBERS.........................................................   30
UNENFORCEABLE PROVISIONS......................................................   56
WARRANTY......................................................................   55
WHOLE-COUNTY PROPOSALS........................................................  103
WITHDRAWAL OF PROPOSAL........................................................  100
WRITTEN POLICIES, PROCEDURES AND JOB DESCRIPTIONS.............................   24

                                       194

                                                            EXHIBIT 10.10(a)(1)

           ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
                        DIVISION OF BUSINESS AND FINANCE

                           CONTRACT AMENDMENT                        Page 1 of 1

======================================================================================================
1. AMENDMENT NUMBER:     2. CONTRACT NUMBER:         3. EFFECTIVE DATE OF AMENDMENT:       4. PROGRAM:
         02                 YH5-0001-04                 October 1, 1994                       OMC
======================================================================================================
5.  CONTRACTOR'S NAME AND ADDRESS:
         Arizona Health Concepts
         2510 W. Dunlap, Suite 100
         Phoenix, AZ  85021
=========================================================================================================
PURPOSE: To clarify application of Zip code cross-over to the per member per month capitation rate table.
=========================================================================================================

7. The above referenced contract is hereby amended to replace the rate table in Section B, Capitation Rates, with the following rate table:

- - -------------------------------------------------------------------------------------------------------
   COUNTY            AFDC      SSI W/       SSI W/O       MNMI W/       MNMI W/O      CCP       SOBRA
                               MEDICARE     MEDICARE      MEDICARE      MEDICARE                SUP PAY
- - -------------------------------------------------------------------------------------------------------
GILA (1)            107.38     115.21       285.63        205.22       276.31        84.54      4313.63
- - -------------------------------------------------------------------------------------------------------
MARICOPA (2)        111.46     122.45       305.39        218.03       297.39        92.15      4694.18
- - -------------------------------------------------------------------------------------------------------
YAVAPAI (3) & (4)   104.73     115.12       286.11        205.22       276.31        83.15      4348.56
- - -------------------------------------------------------------------------------------------------------

NOTES:
(1)      Includes cross-over Zip codes 85235 and 85292.
(2)      Includes cross-over Zip code 85220.
(3)      Includes cross-over Zip codes 85324, 86434, 86337 and 85332.
(4)      Includes Zip code 86336, see amendment no. 01.

============================================================================
8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT.

=========================================================================================================
9. NAME OF CONTRACTOR/PROVIDER:                         10.  ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
     ARIZONA HEALTH CONCEPTS
=========================================================================================================
SIGNATURE OF AUTHORIZED REPRESENTATIVE:                 SIGNATURE OF AHCCCSA CONTRACTING OFFICER:
     Blaine Bergeson                                                  Michael Veit
=========================================================================================================
TYPED NAME:  BLAINE BERGESON                            TYPED NAME:  MICHAEL VEIT
=========================================================================================================
TITLE:  CEO                                             TITLE:  CONTRACTS & PURCHASING
                                                                      ADMINISTRATOR
=========================================================================================================
DATE:   11/11/94                                        DATE:   NOV 17 1994
=========================================================================================================

                                                        EXHIBIT 10.10(a)(2)

           ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
                        DIVISION OF BUSINESS AND FINANCE

                         CONTRACT AMENDMENT                         Page 1 of 1

========================================================================================================
1. AMENDMENT NUMBER:       2. CONTRACT NUMBER:        3. EFFECTIVE DATE OF AMENDMENT:        4. PROGRAM:
   04                         YH5-0001-04                October 1, 1994                        OMC
========================================================================================================
5.  CONTRACTOR'S NAME AND ADDRESS:
         Arizona Health Concepts
         2510 W. Dunlap, Suite 100
         Phoenix, AZ  85021
========================================================================================================
PURPOSE: TO ADD CONTRACT CLAUSE DEFINING THE TERM OF THE CONTRACT, AND ADD INSURANCE REQUIREMENTS TO THE
MINIMUM SUBCONTRACT PROVISIONS.
========================================================================================================

7.       The above referenced contract is hereby modified

         A.       By adding contract clause 34, Term of Contract.

                  "34.              TERM OF CONTRACT

      The term of this contract is October 1, 1994 to September 30, 1995."

         B. The minimum subcontract provisions are revised by adding clause 27, Insurance. A copy of the complete provisions including adds clause 27 is attached.

========================================================================================================
EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT
REMAIN UNCHANGED AND IN FULL EFFECT.
========================================================================================================
SIGNATURE OF AUTHORIZED REPRESENTATIVE:             SIGNATURE OF AHCCCSA CONTRACTING OFFICER:
         Blaine Bergeson                                           Michael Veit
========================================================================================================
TYPED NAME:       BLAINE BERGESON                   TYPED NAME:  MICHAEL VEIT
========================================================================================================
TITLE:            CEO                               TITLE: CONTRACTS & PURCHASING ADMINISTRATOR
========================================================================================================
DATE: 4-13-95                                       DATE: APR 18 1995
========================================================================================================

                                                            EXHIBIT 10.10(a)(3)

           ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
                        DIVISION OF BUSINESS AND FINANCE

                         CONTRACT AMENDMENT                          Page 1 of 1

=================================================================================================
AMENDMENT NUMBER:          CONTRACT NUMBER:       EFFECTIVE DATE OF AMENDMENT:           PROGRAM:
      5                      YH5-0001-04                June 1, 1995                       OMC
=================================================================================================
CONTRACTOR'S NAME AND ADDRESS:

         Blaine Bergeson, CEO
         Arizona Health Concepts
         2510 W. Dunlap, Ste 100
         Phoenix, AZ  85021

=================================================================================================
PURPOSE OF AMENDMENT:      To change reinsurance payments to a monthly basis.
=================================================================================================

THE CONTRACT REFERENCED ABOVE IS AMENDED AS FOLLOWS:


Beginning May , 1995, AHCCCSA will make reinsurance payments to the Contractor monthly instead of quarterly.




NOTE: Please sign, date and return both originals to:     Mark Renshaw
                                                          AHCCCS Contracts and
                                                          Purchasing
                                                          701 E. Jefferson
                                                          Phoenix, AZ  85034
===============================================================================
EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT REMAIN UNCHANGED AND IN FULL EFFECT.

=================================================================================================
SIGNATURE OF AUTHORIZED REPRESENTATIVE:                SIGNATURE OF AHCCCSA CONTRACTING OFFICER:
     Blaine Bergeson                                                Michael Veit
=================================================================================================
TYPED NAME: BLAINE BERGESON                        TYPED NAME: MICHAEL VEIT
=================================================================================================
TITLE: CEO                                         TITLE: CONTRACTS & PURCHASING
                                                               ADMINISTRATOR
=================================================================================================
DATE: 7/17/96                                      DATE: 7/10/96
=================================================================================================

                                                             EXHIBIT 10.10(a)(4)

           ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
                        DIVISION OF BUSINESS AND FINANCE

                         CONTRACT AMENDMENT                         Page 1 of 1

====================================================================================================================================
AMENDMENT NUMBER:              CONTRACT NUMBER:             EFFECTIVE DATE OF AMENDMENT:               PROGRAM:

         6                     YH5-0001-04                  October 1, 1995                            OMC
====================================================================================================================================
CONTRACTOR'S NAME AND ADDRESS:

         Blaine Bergeson, CEO
         Arizona Health Concepts
         2510 W. Dunlap, Ste 100
         Phoenix, AZ  85021

====================================================================================================================================
PURPOSE OF AMENDMENT:     To extend the term of the contract for one year and to amend Section D, Program Requirements.

====================================================================================================================================

THE CONTRACT REFERENCED ABOVE IS AMENDED AS FOLLOWS:



         The contract term is hereby extended for the period 10/1/95 - 09/30/96 in accordance with Section E, Paragraph 16.

         The contract requirements are hereby amended in accordance with Section E, Paragraph 16, Pages 11-52 of the original contract (RFP) are hereby deleted and replaced by the attached pages 11-47. These new pages contain changed program requirements which are shown as either text (shaded like this) or deleted text ( lined through like this) . All amendments to the original contract have been incorporated into these new pages and are not shown as new or changed requirements since the Contractor has already received notice of them. The following page contains a summary of the new changes.

         By signing this contract amendment, the Contractor is (1) agreeing to perform for an additional year according the terms of the contract as amended, and (2) agreeing to the new and changed requirements contained herein.

====================================================================================================================================
EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT
REMAIN UNCHANGED AND IN FULL EFFECT.
====================================================================================================================================
SIGNATURE OF AUTHORIZED REPRESENTATIVE:                                   SIGNATURE OF AHCCCSA CONTRACTING OFFICER:

            Blaine Bergeson                                                          Michael Veit
====================================================================================================================================
TYPED NAME:       BLAINE BERGESON                                         TYPED NAME:       MICHAEL VEIT
====================================================================================================================================
TITLE:            CEO                                                     TITLE:            CONTRACTS & PURCHASING ADMINISTRATOR
====================================================================================================================================
DATE:                       9/19/95                                       DATE:                       10/2/95
====================================================================================================================================

                                TABLE OF CONTENTS

1.   Scope of Services................................................... 12
2.   Delivery of Services................................................ 14
3.   Nursing Facilities.................................................. 15
4.   Enrollment and Disenrollment........................................ 16
5.   Medical Policies.................................................... 18
6.   Primary Care Provider Standards..................................... 19
7.   Emergency Services.................................................. 20
8.   Staff Requirements and Support Services............................. 21
9.   Written Policies, Procedures and Job Descriptions................... 22
10.  Medical Director.................................................... 23
11.  Encounter Data Reporting............................................ 23
12.  Encounter Data Reporting Deadlines.................................. 23
13.  Periodic Report Requirements........................................ 24
14.  Required Financial Reports.......................................... 25
15.  Financial Viability Criteria/ Performance Measures.................. 25
16.  Quality Management and Utilization Management (QM/UM)............... 25
17.  Provider Registration............................................... 26
18.  Medical Records..................................................... 26
19.  Member Surveys...................................................... 27
20.  Open Enrollment..................................................... 27
21.  Transition of Members............................................... 27
22.  Member Handbook..................................................... 28
23.  Provider Manual..................................................... 30
24.  Appointment Standards............................................... 30
25.  Grievance Process and Standards..................................... 31
26.  Quarterly Grievance Report.......................................... 33
27.  Referral Procedures and Standards................................... 33
28.  Operational and Financial Reviews................................... 34
29.  Operational and Financial Readiness Reviews......................... 34
30.  Children's Rehabilitative Services  (CRS)........................... 35
31.  Hospital Reimbursement.............................................. 35
32.  Behavioral Health Services.......................................... 36
33.  Dissemination of Information........................................ 38
34.  Coordination of Benefits/ Third Party Liability..................... 38
35.  Cost Sharing........................................................ 39
36.  Marketing Plans..................................................... 39
37.  Specialty Contracts................................................. 39
38.  Advances, Distributions, Loans and Investments...................... 40
39.  Accumulated Fund Deficit............................................ 40
40.  Monthly Roster Reconciliation....................................... 40
41.  Data Exchange Requirement........................................... 40
42.  Subcontracts........................................................ 42
43.  Management Services Subcontractors.................................. 42
44.  Management Services Subcontractor Audits............................ 43
45.  Merger, Reorganization and Change of Ownership...................... 43
46.  Requests for Information............................................ 43
47.  Performance Bond or Bond Substitute................................. 43
48.  Amount of Performance Bond.......................................... 44
49.  Federally Qualified Health Centers (FQHC)........................... 44
50.  Sanctions........................................................... 45
51.  Initial Minimum Capitalization Requirements......................... 46
52.  Claims Payment System............................................... 46
53.  Vaccine for Children Program........................................ 46
54.  Advance Directives.................................................. 46

1.       SCOPE OF SERVICES

The Contractor is to provide covered services to AHCCCS members in accordance with all applicable federal, State and local laws, rules, regulations and policies, including services listed in this document, listed by reference in attachments, and AHCCCS policies referenced in this document.


The covered services to be delivered to members during the term of this contract are described in detail in AHCCCS Rules R9-22-202 et seq. and the AHCCCS Medical Policy Manual, and are as follows:

ACUTE MEDICAL SERVICES

         1)    Inpatient and outpatient hospital

         2)    Emergency room

         3)    Physician

         4) Outpatient Health Services, including those services that may be provided in a Rural Health Clinic or Federally Qualified Health Center

         5)    Laboratory, X-Ray and medical imaging

         6)    Pharmacy

         7) Medical supplies, durable medical equipment and prosthetic devices

         8)    Emergency ambulance

         9)    Medically necessary transportation

         10) Family Planning (optional), including drugs, supplies, devices and surgical procedures provided to delay or prevent pregnancy. Referral services if Family Planning not provided (See Section G, Para.2)

         11) Abortion in cases of rape or incest or to save the life of the mother

         12) Therapies which include, physical, occupational, respiratory, audiology and speech therapies

         13)   Podiatry

         14)   Private duty nursing, if medically necessary

         15) Early and periodic screening, diagnosis and treatment services for members under the age of 21 including transplantations and behavioral health.

         16) Organ transplantations which are medically necessary are limited to the following services for members 21 years and older: kidney and related immunosuppressant medications, cornea and bone, heart with related immunosuppressant medications; autologous and allogenic bone marrow with related chemotherapy or radiotherapy and liver transplants with related immunosuppressant medications.

         17) Eyeglasses and contact lenses for members 21 years and older as the sole external prosthetic device after a cataract extraction.

         18) Emergency dental care, extractions and medically necessary dentures for members 21 years and older.

         19)   Home health services in lieu of hospitalization

         20) Nursing facility services in lieu of hospitalization not to exceed 90 days. See Section D, Paragraph 3, Nursing Facilities.

BEHAVIORAL HEALTH SERVICES

Title XIX covered behavioral health services are available to all categorically eligible members. For non-categorical members (MN/MI, EAC, ELIC) services are limited to the first 72 hours of emergency behavioral health services. See Section D, Paragraph 32 and the AHCCCS Behavioral Health Policy Manual for details on covered behavioral health services.

QUALIFIED MEDICARE BENEFICIARY SERVICES

In addition, the following Medicare-covered services shall be provided by, or through referral from, a primary care provider to members who are Dual Eligible Qualified Medicare Beneficiaries (QMB Dual Eligibles). A QMB Dual Eligible member is defined as a person who is eligible to receive services both as a Qualified Medicare Beneficiary and as an AHCCCS member. These services are limited in accordance with A.R.S. 36-2974 and Chapter 29 of the Arizona Administrative Code:

         1)       Chiropractic services
         2)       Inpatient psychiatric services
         3)       Psychological services
         4)       Inpatient and outpatient occupational therapy
         5)       Respite services

AHCCCS is the payer of last resort. Covered services must first be billed to Medicare and/or any other third party liability source.

The Contractor is responsible for paying all Medicare coinsurance and deductibles for Medicare covered services for QMB Dual Eligibles. This applies to members enrolled with an AHCCCS Acute Care contractor but not enrolled in a Medicare HMO (i.e. Medicare fee-for-service) and includes coinsurance and deductibles on Medicare covered services, such as chiropractic services, even though these services are not covered by Medicaid. QMB Dual Eligibles are identified by rate code on the Capitation/ Enrollment rosters.

For members who qualify for both Medicare and Medicaid but are not QMB Dual Eligibles, the Contractor is responsible for payment of Medicare coinsurance and deductibles for all AHCCCS covered services.

AHCCCSA has requested a waiver from HCFA for this population. The Contractor should refer to the waiver request document for additional details and possible impact on Contractor operations.

2.       DELIVERY OF SERVICES

Covered and excluded services for members are listed in AHCCCS Rule R9-22-202 and R9-22-203. Contractor is solely responsible for the provision of covered services. Covered services must be medically necessary and provided by, or under the direction of, a primary care provider. The Contractor shall provide the same standard of care for all members regardless of the member's eligibility category. When a service requiring prior authorization is denied, the Contractor shall ensure the member is notified either verbally or in writing of the reasons for the denial within three working days from the date the decision to deny is made. Chapter 300 of the Medical Policy Manual contains further detail on notification requirements.

To ensure mainstreaming of AHCCCS members, the Contractor shall take affirmative action so that members are provided covered services without regard to race, color, creed, sex, religion, age, national origin, ancestry, marital status, sexual preference, or physical or mental handicap, except where medically indicated. Examples of prohibited practices include, but are not limited to, the following:

a. Denying or not providing a member any covered service or availability of a facility.

b. Providing to a member any covered service which is different, or is provided in a different manner or at a different time from that provided to other members, other public or private patients or the public at large except where medically necessary.

c. Subjecting a member to segregation or separate treatment in any manner related to the receipt of any covered service; restricting a member in any way in his or her enjoyment of any advantage or privilege enjoyed by others receiving any covered service.

d. The assignment of times or places for the provision of services on the basis of the race, color, creed, religion, age, sex, national origin, ancestry, marital status, sexual preference, income status, AHCCCS membership, or physical or mental handicap of the participants to be served.

If the Contractor knowingly executes a subcontract with a provider with the intent of allowing or permitting the subcontractor to implement barriers to care (i.e. the terms of the subcontract are more restrictive than this contract), the Contractor will be in default of its contract.

If the Contractor identifies a problem involving discrimination by one of its providers, it shall promptly intervene and implement a corrective action plan. Failure to take prompt corrective measures may place the Contractor in default of its contract.

The Contractor shall have a delivery system that meets AHCCCSA standards as defined in this solicitation. The Contractor must insure that this delivery system provides available, accessible and adequate numbers of facilities, locations and personnel for the provision of covered services, including all emergency medical care on a 24-hour-a-day, 7-day-a-week basis. AHCCCSA reserves the right to waive certain network requirements, if said waiver is determined to be in the best interest of the State.

The Contractor shall submit information quarterly regarding its provider network. This information shall be submitted in the format described in the document titled AHCCCS Contracted Health Plan Technical Interface Guidelines which may be found in the Bidders' Library. This data is to be submitted to AHCCCSA on the tenth working day of each calendar quarter. The Contractor must enter into a written agreement with any provider the Contractor reasonably anticipates will be providing services on its behalf more than 25 times during the contract year. Exceptions to this requirement include the following:

         a) If a contracted provider refers to a non-contracted provider (e.g. lab tests, anesthesia, etc.), a written agreement is not required.

         b) If a provider who provides services more than 25 times during the contract year refuses to enter into a written agreement with the Contractor, the Contractor shall submit documentation of such refusal to AHCCCS Office of Managed Care within seven days of its final attempt to gain such agreement.

Any other exceptions to this requirement must be approved by AHCCCS Office of Managed Care.

All material changes in the Contractor's provider network must be approved in advance by AHCCCSA. A material change is defined as one which affects, or can reasonably be foreseen to affect, the Contractor's ability to meet the performance and network standards as described in this solicitation. The Office of Managed Care must be notified of planned material changes in the provider network before the change process has begun, for example before issuing a 60-day termination notice to a provider. The notification shall be made within one working day if the change is unexpected. The Office of the Medical Director will assess proposed changes in the Contractor's provider network for potential impact on members' health care and provide a written response to the Contractor within 14 days of receipt of request. For emergency situations, AHCCCSA will expedite the approval process.

The Contractor shall notify AHCCCSA, Office of Managed Care, within one working day of any unexpected changes that would impair its provider network. This notification shall include (1) information about how the change will affect the delivery of covered services, and (2) the Contractor's plans for maintaining the quality of member care if the provider network change is likely to result in deficient delivery of covered services.

3.       NURSING FACILITIES

The Contractor shall provide nursing facility services for short-term convalescent care not to exceed 90 days in a contract year. These include Skilled Nursing Facility level services with 24-hour medical supervision and Intermediate Care Facility level services with 24-hour supervised care. The Contractor may have members residing in nursing facilities assigned to them who are not eligible for ALTCS but are eligible for covered services as provided under this contract. Services must be provided in licensed facilities certified under Titles XVIII and XIX. The Contractor shall not deny such nursing facility services if the nursing facility is unable to obtain prior authorization in situations where MN/MI eligibility and ALTCS eligibility overlap and the member is enrolled with an AHCCCS acute care contractor. In such situations, the Contractor shall impose reasonable authorization requirements. The Contractor's payment responsibility described above applies only in situations where the nursing facility has not been notified in advance of the member's enrollment with an AHCCCS acute care contractor.

To further illustrate, when ALTCS eligibility overlaps AHCCCS acute care enrollment, the acute care enrollment takes precedence. Although the member could be ALTCS eligible for this time period, there is no ALTCS enrollment that occurs on the same days as AHCCCS acute enrollment. The acute care health plan is responsible for payment of services while the member is enrolled with that health plan. The AHCCCS health plan is not responsible for the full 90 days of nursing facility coverage if ALTCS enrollment occurs before the 90 days has ended.

4.       ENROLLMENT AND DISENROLLMENT

Eligibility for the various AHCCCS coverage groups is determined by one of the following agencies:

         SOCIAL SECURITY ADMINISTRATION (SSA)

         SSA determines eligibility for the Supplementary Security Income (SSI) cash program. SSI Cash recipients are automatically eligible for AHCCCS coverage.

         DEPARTMENT OF ECONOMIC SECURITY (DES)

         DES determines eligibility for the Aid to Families with Dependent Children (AFDC) cash program (AFDC Cash recipients are automatically eligible for AHCCCS coverage), AFDC Medical Assistance Only (MAO) groups (including SOBRA women and children) and the Eligible Assistance Children (EAC) State program.

         Effective 7/1/95, AHCCCSA determines eligibility for the SSI/MAO groups.

         ARIZONA'S 15 COUNTIES

         Each County determines eligibility for the Medically Needy/Medically Indigent (MN/MI) and the Eligible Low Income Children (ELIC) State Program.

         AHCCCS acute care eligible members are enrolled with contractors in accordance with the rules set forth in R9-22-333, R9-22-334, R9-22-335, R9-22-337, R9-22-339, R9-22-340, R9-22-342 and R9-22-707.

HEALTH PLAN CHOICE

All members except those eligible under the MN/MI, EAC or ELIC state programs have a choice of available contractors. If there is only one contractor available for the member's county or zip code, no choice is offered. Upon notification of a member's eligibility, AHCCCSA sends to the member an enrollment choice letter, instructions on How to Choose a Health Plan and the telephone number to call to enroll. A listing of the available contractors and their telephone numbers are included with instructions to members to call the contractors directly with specific questions concerning the contractors' health plan. Members who do not make a choice by the sixteenth day from the date on the enrollment letter are automatically assigned to an available contractor using the method applied to the MN/MI population.

AHCCCSA assigns MN/MI eligible members to an available contractor based on family continuity or through AHCCCSA's auto-assignment algorithm. These members do not get a choice until the open enrollment period.

An exception to the above enrollment policies is that previously eligible and enrolled members who have been disenrolled for less than 90 days will be automatically enrolled with the same contractor if that contractor is still available. NEWBORNS

Newborns of AHCCCS eligible mothers who were enrolled at the time of the child's birth and whose newborn notification was received by AHCCCSA in a timely manner will be enrolled with the mother's contractor. Categorically eligible mothers of newborns are sent a letter advising them of their right to choose a different contractor for their child; otherwise the child will remain with the mother's contractor.

Newborns of MN/MI mothers are enrolled with the mother's contractor for a minimum of 30 days up to a maximum of 60 days.

The enrollment date for the newborn with the mother's contractor is dependent upon the timeliness of the contractor's notification to AHCCCSA of the newborn's birth. When determining the number of days from the date of birth to date of notification, the day after birth is considered to be day "one".

1) If notification is within three days of the date of the newborn's birth, the newborn is enrolled effective the date of birth.

2) If notification is from four through 30 days after date of birth, the newborn is enrolled effective the date of notification.

3) If notification is more than 30 days after date of birth, the categorical newborn is enrolled effective three days after notification.

AHCCCS Rules R9-22-342 and R9-22-707 contain additional information concerning newborn enrollment and payment.

ENROLLMENT GUARANTEES

Upon initial capitated enrollment as a categorical eligible member or as an Eligible Assistance Child (EAC), the member is guaranteed a minimum of five full months of continuous enrollment.

Upon termination of categorical or EAC eligibility, the enrollment guarantee is granted if the member has not had at least five continuous months of capitated enrollment as a categorical or EAC following the month in which the initial categorical or EAC enrollment began. Enrollment guarantees do not apply to American Indians who choose Indian Health Services (IHS) as their health plan. The enrollment guarantee applies a maximum of one time per member as a categorical member and one time as an EAC member.

If a member changes from one contractor to another within the enrollment guarantee period, the remainder of the guarantee period applies to the new contractor.

AHCCCS Rule R9-22-337 describes the reasons for which the enrollment guarantee may be terminated.

AMERICAN INDIANS

American Indians eligible under any coverage group other than MN/MI, on or off-reservation, have a choice of Indian Health Services (IHS) or any available contractor. If choice is not made within the specified time limit, American Indian members living on-reservation will be assigned to IHS and American Indian members living off-reservation will be assigned to an available contractor using AHCCCSA's family continuity policy and auto-assignment algorithm.

American Indians may change from IHS to a contractor or from a contractor to IHS once a year in addition to the open enrollment period.

American Indian members eligible under the MN/MI coverage group living on-reservation will be assigned to Indian Health Services (IHS) and those living off-reservation will be assigned to a contractor using regular MN/MI enrollment policy.

AHCCCSA is the sole authority in enrolling and disenrolling members. The Contractor shall not disenroll any member for any reason.


5.       MEDICAL POLICIES

The AHCCCS Medical Policy Manual has been issued, is hereby incorporated by reference and is available in the Bidders' Library. Additional requirements include the following EPSDT services:

EPSDT PARTICIPATION

The Contractor shall ensure that members under age 21 are receiving the required EPSDT screens in accordance with the AHCCCS periodicity schedule (See AHCCCS Medical Policy Manual.)

The Contractor shall ensure that it has achieved a 65% participation rate for the period 10/1/94 - 9/30/95. The goal for Contract Year 96 (10/1/95 - 9/30/96)
is 75% participation for EPSDT eligible children. "Participation" is defined as one initial or periodicity visit and will be measured using encounter data.
If the Contractor has not achieved the 75% participation rate by 9/30/96, it shall submit a corrective action plan to AHCCCSA within 30 days of notification by AHCCCSA of its actual participation rate. AHCCCSA may conduct a follow-up onsite review and/or impose financial sanctions for non-compliance.

The Contractor shall submit to AHCCCSA, Office of the Medical Director, within 30 days from the beginning date of the contract a comprehensive plan to increase member participation in the EPSDT program. The plan must be reviewed and approved by AHCCCSA and shall include at a minimum the following management components:

                  Program monitoring and evaluation
                  Member outreach

                  Provider education

The Contractor shall submit to AHCCCSA, Office of the Medical Director, a quarterly progress report that outlines the advances achieved in reaching the established goals.

DENTAL SERVICES

The Contractor shall ensure that enrolled members under age 21 have direct access (i.e. no referral necessary) to dental providers. Enrolled members may also be referred by their PCPs. Enrolled members age three and over shall be screened annually by a dentist who will perform an evaluation and report findings and treatment to the member's PCP and/or the Contractor. Enrolled members under age three shall be screened by their PCP and referred to a dentist when medically necessary.

Dental standards may be found in the AHCCCS Medical Policy Manual which is incorporated herein by reference and which may be found in the Bidders' Library.

IMMUNIZATIONS

AHCCCSA will conduct annual immunization audits of the Contractor based on random sampling to assess the immunization status of two-year-old children.

The Contractor shall provide all assistance necessary to complete the audits in a timely and efficient manner, including a staff RN liaison to assist in field work, locating the medical records and immunization histories of selected sample children and conducting medical chart reviews. If medical records are missing for more than 5% of the sample group, the Contractor is subject to sanction by AHCCCSA.

For Contract Year 96 (10/1/95 - 9/30/96), the AHCCCS goal is for the Contractor to achieve the following immunization rates for two-year-old children:

         Diphtheria, Tetanus, Pertussis vaccine (DTP) -       70%    4  doses
         Oral polio vaccine (OPV) -                           75%    3  doses
         Measles, Mumps, Rubella vaccine (MMR) -              80%    1  dose
         H. Influenza, Type B (HIB) -                         80%    1  dose
         Hepatitis B (Hep B) -                                75%    3  doses
         Combined 3-antigen rate (4 DTP, 3 OPV, 1 MMR)        70%

The immunization audits will be conducted to verify rates achieved and the results will be published. If the Contractor has not achieved CY 96 immunization goals, it shall submit a corrective action plan to AHCCCSA within 30 days of receipt of notification of its immunization rates. AHCCCSA may conduct a follow-up on-site review or impose monetary sanctions for non-compliance.

6.       PRIMARY CARE PROVIDER STANDARDS

To the extent required by this contract, the Contractor shall offer its members freedom of choice in selecting a Primary Care Provider (PCP). At a minimum, the Contractor shall have or provide one full-time equivalent (FTE) PCP per 2,500 members. This standard refers to total AHCCCS members and must be adjusted as necessary by the Contractor in order to meet the appointment availability standards. The number of members assigned to a PCP shall be decreased by the Contractor if necessary to maintain the appointment availability standards. The Contractor must subcontract with PCPs and other health care providers according to the service area standards identified in Attachment B.

When a new member has been assigned to the Contractor, the Contractor shall inform the member in writing of his enrollment and of his PCP assignment within 10 days of the Contractor's receipt of notification of assignment by AHCCCSA. The Contractor shall include with the enrollment notification a list of all the Contractor's available PCPs and the process for changing the PCP assignment, should the member desire to do so. The Contractor shall confirm any PCP change in writing to the member. Members may make both their initial PCP selection and any subsequent PCP changes either verbally or in writing. The Contractor shall have a system to monitor and ensure that each member has a PCP assignment and that the Contractor's data regarding PCP designation is current. The PCP is held accountable for supervising, coordinating and providing initial and primary care to each assigned member. In addition, the PCP is responsible for initiating referrals for specialty care, maintaining continuity of each member's health care and maintaining the member's medical record which includes documentation of all services provided to the member by the PCP, as well as any specialty or referral services. The Contractor shall establish policies and procedures to ensure that PCPs are adequately notified of specialty and referral services.

Hospitals and clinics shall not use the hospital or clinic provider ID number when billing AHCCCS or Acute Care contractors for services provided by physicians, physician assistants, nurse practitioners, certified nurse midwives, certified registered nurse anesthetists and surgical assistants. Each of the practitioners shall be identified as the service provider by their AHCCCS provider ID number on the claim/encounter submitted to AHCCCSA. The hospital or clinic may be identified as the group biller on the claim or encounter if the necessary group billing authorization has been signed by the practitioner as part of the provider registration process.

FQHCs are subject to the same requirements as clinics and hospitals with regard to practitioner services. AHCCCS does not cover services provided by interns and residents as billable practitioner services.

PCPs and specialists who provide inpatient services to the Contractor's enrolled members shall have admitting and treatment privileges in a minimum of one general acute care hospital that is under subcontract with the Contractor and is located within the Contractor's service area.

The Contractor shall ensure that a maternity care provider is designated for each enrolled pregnant woman for the duration of her pregnancy and postpartum care. A maternity care provider may be a Family Practitioner, a General Practitioner or an Obstetrician, but must have OB hospital privileges. A pregnant woman may choose or be assigned a PCP who provides OB services. Such designation shall be consistent with the freedom of choice requirements for selecting health care professionals while ensuring that continuity of care is not compromised. Maternity services shall be provided in accordance with the AHCCCS Medical Policy Manual.

7.       EMERGENCY SERVICES

The Contractor shall have and/or provide the following as a minimum:

a. Emergency services facility adequately staffed by qualified medical professionals to provide pre-hospital, emergency care on a 24-hour-a-day, 7-day-a-week basis, for the sudden onset of a medically emergent condition as defined by AHCCCS Rule R9-22-101. The Contractor is encouraged to contract with or employ the services of non-emergency facilities (e.g. urgent care centers) to address member non-emergency care issues occurring after regular office hours or on weekends. The Contractor shall be responsible for developing guidelines for member education to insure the appropriate utilization of emergency room services.

b. Triage services provided to members on initiation of emergency care, provided that the services were medically necessary to assess and determine whether an emergency medical condition exists.

c. Designated emergency transportation system, defined as 9-1-1, fire, police, or other locally established system to provide rapid response for medical emergency calls. Transportation will be undertaken to the nearest appropriate facility capable of meeting the member's medical needs.


8.       STAFF REQUIREMENTS AND SUPPORT SERVICES

The Contractor shall have in place the organization, management and administrative systems capable of fulfilling all contract requirements. At a minimum, the following staff are required. If the proposed staff member will be working on AHCCCS requirements less than full-time, indicate the percentage of time the staff member will be spending on AHCCCS requirements. Include also the other duties such staff member will be performing:

a. A full-time Administrator to oversee the entire operation of the health plan

b. A Medical Director who shall be an Arizona-licensed physician. The Medical Director shall be actively involved in all major clinical program components of the Contractor's health plan. The Medical Director shall devote sufficient time to Contractor's health plan to ensure timely medical decisions, including after-hours consultation as needed

c. A full-time Chief Financial Officer to oversee the budget and accounting systems implemented by the Contractor

d. A Quality Management/ Utilization Management Coordinator who is an Arizona-licensed registered nurse, physician or physician's assistant;

e. A Maternal Health/ EPSDT Coordinator who shall be an Arizona-licensed registered nurse, physician or physician's assistant; or have a Master's degree in Health Services, Public Health or Health Care Administration;

f. A Behavioral Health Coordinator shall be a registered nurse, licensed by the State of Arizona, with two years of behavioral health experience, or a person with a Bachelor's degree in a behavioral health related field and two years training and experience in actual behavioral health services delivery. Extensive experience in a behavioral health-related field may substitute for the above, subject to prior approval by AHCCCSA.

g. Prior Authorization staff to authorize medical care 24 hours per day, 7 days per week. This staff shall be directly supervised by an Arizona-licensed registered nurse, physician or physician's assistant;

h. Concurrent Review staff to conduct inpatient concurrent review. This staff shall consist of an Arizona-licensed registered nurse, physician, physician's assistant or an Arizona-licensed practical nurse experienced in concurrent review and under the direct supervision of a registered nurse, physician or physician's assistant.

i. Member Service staff to coordinate communications with members and act as member advocates. There shall be sufficient Member Service staff to enable members to receive prompt resolution to their problems or inquiries;

j. Provider Service staff to coordinate communications between the Contractor and its subcontractors. There shall be sufficient Provider Services staff to enable providers to receive prompt resolution to their problems or inquiries; k. Claims Processors to ensure the timely and accurate processing of original claims, claims correction letters, resubmissions and overall adjudication of claims;

k. Claims Processors to ensure the timely and accurate processing of original claims, claims correction letters, resubmissions and overall adjudication of claims;

l. Encounter Processors to ensure the timely and accurate processing and submission to AHCCCSA of encounter data and reports;

m. A Grievance Coordinator who will manage and adjudicate member and provider grievances; and

n. Clerical and support staff to ensure appropriate functioning of the Contractor's operation.

The Contractor shall inform AHCCCSA, Office of Managed Care, in writing within seven days of staffing changes in the following key positions:

         -        Administrator
         -        Medical Director
         -        Chief Financial Officer
         -        Quality Management/ Utilization Management Coordinator
         -        Provider Services manager
         -        Member Services manager
         -        Claims Administrator
         -        Maternal Health/ EPSDT Coordinator
         -        Grievance Coordinator
         -        Behavioral Health Coordinator

The Contractor shall ensure that all staff have appropriate training, education, experience and orientation to fulfill the requirements of the position.

9.       WRITTEN POLICIES, PROCEDURES AND JOB DESCRIPTIONS

The Contractor shall develop and maintain written policies, procedures and job descriptions for each functional area of its health plan, consistent in format and style. The Contractor shall maintain written guidelines for developing, reviewing and approving all policies, procedures and job descriptions.

All policies and procedures shall be reviewed at least annually to ensure that the Contractor's current practices reflect written policies. Reviewed policies shall be dated and signed by the Contractor's appropriate manager, coordinator, director or administrator. All medical and quality management policies must be approved and signed by the Contractor's Medical Director.

Job descriptions shall be reviewed at least annually to ensure that current duties performed by the employee reflect written requirements.

10.      MEDICAL DIRECTOR

The Contractor shall have on staff a Medical Director who is currently licensed in Arizona as a Medical Doctor or Doctor of Osteopathic Medicine. The Medical Director shall be responsible for:

a. The development, implementation and medical interpretation of medical policies and procedures to guide and support the provision of medical care to members

b.       Oversight of provider recruitment activities

c. Reviewing all providers' applications and submit recommendations to those with contracting authority regarding credentialling and reappointment of all physicians prior to the physician's contracting (or renewal of contract) with the Contractor health plan

d. Continuing surveillance of the performance of providers in their provision of health care to members as described in the AHCCCS Medical Policy Manual, Chapter 900.

e.       Administration of all medical activities of the Contractor

f. Continuous assessment and improvement of the quality of care provided to members

g.       Serving as Chairperson of Quality Management Committee

h.       Oversight of provider education, inservice training and orientation

i. Assuring that adequate staff and resources are available for the provision of proper medical care to members as discussed in Chapter 900 of the AHCCCS Medical Policy Manual

j.       Attending AHCCCS Medical Director meetings


11.      ENCOUNTER DATA REPORTING

The Contractor shall submit encounter data to AHCCCSA acknowledging that a contract service has been performed. This requirement is in accordance with the terms and conditions of the HCFA grant award.

Encounter data must be provided to AHCCCSA by electronic media. Formatting and specific requirements for encounter data are described in the AHCCCS Encounter Reporting User Manual and AHCCCS Contracted Health Plan Technical Interface Guidelines, copies of which may be found in the Bidders' Library .

Whether using magnetic tape or direct automated data exchange, data must be organized into the PMMIS AHCCCSA-supplied formats. The Encounter Record Submission Standards and Penalty Provisions are included herein as Attachment C.

12.      ENCOUNTER DATA REPORTING DEADLINES

Encounter data for all contract services must be received by AHCCCSA no more than 240 days from the end of the month in which the service was rendered. See AHCCCS Encounter Reporting User Manual for additional information regarding deadlines.

13.      PERIODIC REPORT REQUIREMENTS

AHCCCSA, under the terms and conditions of its HCFA grant award, requires periodic reports, encounter data, and other information from the Contractor. The submission of late, inaccurate, or otherwise incomplete reports shall constitute failure to report subject to the penalty provisions described in this contract. Standards applied for determining adequacy of required reports are as follows:

         TIMELINESS      Reports or other required data shall be received on or
                         before scheduled due dates.

         ACCURACY Reports or other required data shall be prepared in strict conformity with appropriate authoritative sources and/or AHCCCS defined standards.

         COMPLETENESS    All required information shall be fully disclosed in a
                         manner that is both responsive and pertinent to report intent with no material omissions.

AHCCCS requirements regarding reports, report content and frequency of submission of reports are subject to change at any time during the term of the contract. The Contractor shall comply with all changes specified by AHCCCSA. The Contractor may be entitled to additional payments because of such added contract requirements.

The Contractor shall be responsible for continued reporting beyond the term of the contract. For example, processing claims and reporting encounter data will likely continue beyond the term of the contract because of lag time in filing source documents by subcontractors.

The Contractor shall maintain books and records relating to covered services and expenditures including reports to AHCCCSA and working papers used in the preparation of reports to AHCCCSA. The Contractor shall comply with all specifications for record keeping established by AHCCCSA. All books and records shall be maintained to the extent and in such detail as required by AHCCCS Rules and policies. Records shall include but not be limited to financial statements, records relating to the quality of care, medical records, prescription files and other records specified by AHCCCSA.

The Contractor agrees to make available at its office at all reasonable times during the term of this contract and the period set forth in paragraphs a. and
b. below any of its records for inspection, audit or reproduction by any authorized representative of AHCCCSA, State or federal government.

The Contractor shall preserve and make available all records for a period of five years from the date of final payment under this contract except as provided in paragraphs a. and b. below:

a. If this contract is completely or partially terminated, the records relating to the work terminated shall be preserved and made available for a period of five years from the date of any such termination.

b. Records which relate to grievances, disputes, litigation or the settlement of claims arising out of the performance of this contract, or costs and expenses of this contract to which exception has been taken by AHCCCSA, shall be retained by the Contractor for a period of five years after the date of final disposition or resolution thereof.

14.      REQUIRED FINANCIAL REPORTS

The Contractor shall comply with all financial reporting requirements contained in the Reporting Guide for Acute Health Care Contractors with the Arizona Health Care Cost Containment System. The Guide, which may be found in the Bidders' Library, contains a complete listing of all monthly, quarterly and annual reporting requirements including due dates for each report.

15.      FINANCIAL VIABILITY CRITERIA/ PERFORMANCE MEASURES

AHCCCSA has established the following financial viability criteria/ performance goals:

CURRENT RATIO Current assets divided by current liabilities. "Current assets" includes any long-term investments that can be converted to cash within 24 hours without significant penalty (i.e., greater than 20%).
                                     Standard: At least 1.00

EQUITY PER MEMBER                    Equity divided by the number of members at
                                     the end of the period.
                                     Standard: At least $150

MEDICAL EXPENSE RATIO                Total medical expenses divided by total
                                     capitation+SOBRA+TPL
                                     Standard: 88-91%

ADMINISTRATIVE COST PERCENTAGE       Total administrative expenses (excluding
                                     income taxes), divided by total revenue
                                     (including interest income).
                                     Standard: No more than 9%


RECEIVED BUT UNPAID CLAIMS           Received but unpaid claims divided by the
   (DAYS OUTSTANDING)                average daily medical expenses for the
                                     period, net of sub-capitation expense.
                                     Standard: No more than 45 days


AHCCCSA is currently working with all health plans to develop additional financial performance measures that may be used to evaluate the Contractor's performance under this contract.

16.      QUALITY MANAGEMENT AND UTILIZATION MANAGEMENT (QM/UM)

The Contractor shall provide to members quality medical care as described in the AHCCCS Medical Policy Manual, Chapter 900, regardless of payer source or eligibility category. The Contractor shall institute processes to assess, plan, implement and evaluate quality improvement activities. The Contractor shall submit its quality of care study proposal(s) as required Chapter 900, Standard 2 in the AHCCCS Medical Policy Manual by November 15 of each contract year. The study results shall be submitted to AHCCCS, Office of the Medical Director, within 90 days of the end of each contract year.

The Contractor must maintain a written QM/UM plan which details plans for compliance with the AHCCCS Medical Policy Manual, including all reporting requirements, which is incorporated herein by reference and may be found in the Bidders' Library.

The Contractor shall report all standardized clinical outcome indicators as described in the AHCCCS Medical Policy Manual, Chapter 900.

17.      PROVIDER REGISTRATION

The Contractor will ensure that all its subcontractors register with AHCCCSA as an approved service provider and receive an AHCCCS Provider ID Number. A provider agreement must be signed with each provider and retained in the Contractor's files. This provider registration process must be completed in order for the Contractor to report services a subcontractor renders to enrolled members and for the Contractor to be paid reinsurance.

18.      MEDICAL RECORDS

The member's medical record is the property of the provider who generates the record. Each member is entitled to one copy of his or her medical record. The Contractor shall have written policies and procedures to maintain the confidentiality of all medical records. AHCCCSA shall be afforded prompt access to all members' medical records whether electronic or paper.

The Contractor shall have written policies and procedures for the maintenance of medical records so that those records are documented accurately and in a timely manner, are readily accessible, and permit prompt and systematic retrieval of information.

The Contractor shall have written standards for documentation on the medical record for legibility, accuracy and plan of care which comply with the AHCCCS Medical Policy Manual, a copy of which may be found in the Bidders' Library.

The Contractor shall have written plans for providing training and evaluating providers' compliance with the Contractor's medical records standards.

Medical records shall be maintained in a detailed and comprehensive manner which conforms to good professional medical practice, permits effective professional medical review and medical audit processes, and which facilitates an adequate system for follow-up treatment. Medical records must be legible, signed and dated.

When a member changes PCPs, his or her medical records or copies of medical records must be forwarded to the new PCP within 10 working days from receipt of the request for transfer of the medical records.

AHCCCSA is not required to obtain written approval from a member before requesting the member's medical record from the PCP or any other agency. The Contractor may obtain a copy of a member's medical records without written approval of the member if the reason for such request is directly related to the administration of the AHCCCS program.

Information related to fraud and abuse may be released so long as protected HIV-related information is not disclosed. (A.R.S. 36-664I)

19.      MEMBER SURVEYS

AHCCCSA may conduct annually a survey of a representative sample of the Contractor's membership. AHCCCSA will design a questionnaire to assess accessibility, availability and continuity of care with PCPs; communication between members and the Contractor; and general member satisfaction with the AHCCCS program. To ensure comparability of results, the questions to the members will be the same for all contractors. AHCCCSA will consider suggestions from the Contractor for questions to be included in this survey. The results of these surveys will become public information and available to all interested parties upon request. In addition, the Contractor is encouraged to perform its own annual member survey. Such Contractor surveys must be approved in advance by AHCCCSA.

20.      OPEN ENROLLMENT

AHCCCSA conducts an open enrollment for members once per contract year, usually in August or September. AHCCCSA may hold additional open enrollments on a limited basis as deemed necessary. During open enrollment members may change contractors subject to the availability of other contractors within their area. Members are mailed a printed enrollment form and may choose a new contractor by contacting AHCCCSA to complete the enrollment process. If the member does not participate in open enrollment, no change of contractor will be made (except for approved changes under the Change of Plan policy) for the new contract year provided the Contractor's contract is renewed and the member continues to live in the Contractor's service area.

21.      TRANSITION OF MEMBERS

The Contractor shall comply with the Member Transition for Open Enrollment policy distributed by AHCCCSA in August, 1995.

22.      MEMBER HANDBOOK

The Contractor shall produce and provide printed information to each member or family within 10 days of receipt of notification of the enrollment date. All informational materials prepared by the Contractor shall be approved by AHCCCSA prior to distribution to members. Information shall be provided in English and a second language when 200 members or 5% of the Contractor's enrolled population, whichever is greater, are non-English speaking. (AHCCCSA will advise the Contractor when and if this requirement applies.) When there are program or service site changes notification will be provided to the affected members at least 14 days before implementation. The Contractor shall maintain documentation verifying that the member handbook is reviewed at least once a year.

The member handbook shall be written at a 4th grade level. Suggested reference material to determine whether this requirement is being met are:

         -     Fry Readability Index

         - PROSE The Readability Analyst (software developed by Education Activities, Inc.)

         -     Gunning FOG Index

         -     McLaughlin SMOG Index

At a minimum the member handbook shall include:

a.       A table of contents

b. A description of all available contract services and an explanation of any service limitations or exclusions from coverage and a notice stating that the Contractor will be liable only for those services authorized by the Contractor.

c.       Information on what to do when family size changes

d. How to obtain a PCP, including a list of the names, telephone numbers and service site addresses of PCPs available for selection by the member and a description of the selection process. The PCP listing may be included in a separate publication but this separate must be provided with the member handbook.

e.       How to change PCPs

f.       How to make, change and cancel appointments with a PCP

g. List of applicable co-payments (including a statement stating that care will not be denied due to lack of co-payment). The member handbook must clearly state that members cannot be billed for covered services (other than applicable co-payments) and under what circumstances a member may be billed for non-covered services.

h.       The process of referral to specialists and other providers

i.       How to contact Member Services and a description of its function

j. What to do in case of an emergency and instructions for receiving advice on getting care in case of an emergency. In a life-threatening situation, the member handbook should instruct members to use the emergency medical services (EMS) available and/or activate EMS by dialing 9-1-1.

k. How to obtain emergency transportation and medically necessary transportation.

l.       EPSDT services

m.       Maternity and family planning services

n. Behavioral health services; in particular, notification to members of the added behavioral health services effective 10/1/95. This notification may, at the Contractor's option, be done in a separate communication to members.

o.       Out of county/ out of state moves

p. Grievance procedures, including a clear explanation of the member's right to file a grievance and to appeal any decision that affects the member's receipt of covered services.

q. Contributions the member can make towards his/her own health, member responsibilities, appropriate and inappropriate behavior, and any other information deemed essential by the Contractor or AHCCCS.

r.       How to access after-hours care (urgent care).

Regardless of the format chosen by the Contractor, the member handbook must be printed in a type-style and size which can easily be read by members with varying degrees of visual impairment. At a minimum, the member handbook shall also contain the following language regarding questions, problems and grievances (Ref. AHCCCS Rule 9-22-518):

Q. What if I have any questions, problems or complaints about _____________ Health Plan?


A. If you have a question or problem, please call _____________ and ask to talk to a Member Representative. They are there to help you.

A. If you have a specific complaint about your medical care, the Member Representative will help you.

Q.       What if I'm not happy with the help given to me by the Member
         Representative?

A. If you are unhappy with the answer you receive, you can tell the Member Representative you want to file a written or oral grievance. The grievance must be filed not later than 35 days after the date of the action, decision, or incident.

A. ______________ Health Plan will make a final decision for grievances within 30 days of receiving your written grievance. A letter will be mailed to you stating the health plan's decision and the reason for the decision. The letter will tell you how you can appeal the decision if you are still unhappy. You must let the health plan know you want to appeal the decision letter.

A.       If you are appealing the health plan's decision, ______________
         Health Plan will send your request for appeal to the AHCCCSA. You will receive information from AHCCCSA on how your appeal will be handled. AHCCCSA will then decide if the Contractor's decision was correct under the circumstances.

23.      PROVIDER MANUAL

The Contractor shall develop, distribute and maintain a provider manual which must be approved in advance by AHCCCSA. For continuing offerors, the provider manual must be submitted for approval even if it has been previously approved by AHCCCSA. The Contractor shall document the approval of the provider manual by the Contractor's Administrator and Medical Director and shall maintain documentation which verifies that the provider manual is reviewed at least annually. The Contractor shall ensure that each contracted provider is issued a copy of the provider manual and is encouraged to distribute a provider manual to any individual or group that submits claim and encounter data. The Contractor remains liable for ensuring that all providers, whether contracted or not, meet the applicable AHCCCS requirements such as covered services, billing, etc. At a minimum, the Contractor's provider manual must contain information on the following:


a. Introduction to the Contractor which explains the Contractor's organization and administrative structure

b. Provider responsibility and the Contractor's expectation of the provider

c.       Overview of the Contractor's Provider Service department and function

d. Listing and description of covered and non-covered services, requirements and limitations

e. Emergency room utilization (appropriate and non-appropriate use of the emergency room

f.       EPSDT Services

g.       Maternal/ Child Health Services

h.       Behavioral Health Services

i.       The Contractor's policy regarding PCP assignments

j.       Referrals to specialists and other providers

k.       Grievance and appeal rights

l.       Billing and encounter submission information

         - indicate which form, UB92, HCFA 1500, or Form C is to be used for services

         - indicate which fields are required for a claim to be considered acceptable by the Health Plan. A completed sample of each form shall be included

m. Contractor's written policies and procedures which affect the provider(s) and/or the provider network

n.       Claims re-submission policy and procedure

o.       Reimbursement

p.       Explanation of remittance advice

q.       Prior authorization requirement

r.       Claims medical review

24.      APPOINTMENT STANDARDS

For purposes of this section, "urgent" is defined as an acute but not necessarily severe disorder with the patient being in danger if not attended to. The Contractor shall have procedures in place that ensure the following standards are met:

         Emergency PCP appointments - same day
         Urgent care PCP appointments - within two days
         Routine care PCP appointments - within 21 days

For SPECIALTY REFERRALS and DENTAL APPOINTMENTS, the Contractor shall be able to provide:

         Emergency appointments -    within 24 hours of referral
         Urgent care appointments -  within 3 days of referral
         Routine care appointments - within 30 days of referral

For MATERNITY CARE, the Contractor shall be able to provide initial prenatal care appointments for enrolled pregnant members as follows:

         First trimester -       within 14 days of request
         Second trimester -      within 7 days of request

         Third trimester -       within 3 days of request
         High risk pregnancies - within 3 days of identification of high risk to the Contractor or maternity care provider, or immediately if an emergency exists.

For BEHAVIORAL HEALTH SERVICES to members 18-20 years of age, non-seriously mentally ill, the Contractor shall be able to provide appointments as follows:

         Emergency -     within 24 hours of request
         Non-emergency - within 7 days of request

If the Contractor needs to provide medically-necessary transportation to a member, the Contractor shall require its transportation provider to schedule the transportation so that the member arrives no sooner than one hour before the appointment and does not have to wait more than one hour after making the call to be picked up.

The Contractor shall monitor the adequacy of its appointment processes and reduce the unnecessary use of alternative methods such as emergency room visits. The Contractor shall monitor and ensure that a member's waiting time at the PCP or specialist office is no more than 45 minutes, except when the provider is unavailable due to an emergency.

The Contractor shall have established written procedures for disseminating its appointment standards to the network and it must assign a specific member of its organization to ensure compliance with these standards by the network.

The Contractor shall have written policies and procedures on educating its provider network about appointment time requirements. The Contractor shall monitor compliance with appointment standards and shall have a corrective action plan when appointment standards are not met.

25.      GRIEVANCE PROCESS AND STANDARDS

The Contractor shall have in place a written grievance policy for members and providers which defines their rights regarding any adverse action by the Contractor. This written policy shall be in accordance with applicable federal and State law and AHCCCS Rules and policy including, but not limited to, AHCCCS Rules R9-22-512; R9-22-518(A); R9-22-802; and R9-22-804. It shall include the following provisions:


a. The grievance procedure will be provided to members upon enrollment, to all subcontractors at time of contract, and to non-contracting providers within 10 days of the date of receipt of the claim. For non-contracting providers, the grievance procedure may be mailed with the remittance advice provided the remittance is sent within 45 days of receipt of claim.

b. Specific individual(s) are appointed with authority to require corrective action to administer the grievance policy.

c. A log is maintained for all grievances containing sufficient information to identify the grievant, date of receipt, nature of the grievance and the date grievance is resolved.

d. Within five working days of receipt, the grievant is informed by letter that the grievance has been received. The letter must also be in a second language when 200 members or 5% of the Contractor's enrolled population, whichever is greater, is non-English speaking.

e. Each grievance is thoroughly investigated using the applicable statutory, regulatory and contractual provisions as well as the Contractor's policies and procedures, ensuring that facts are gathered from all parties.

f. All documentation received and mailed by Contractor during the grievance process is dated.

g. All grievances are filed in a secure, designated area and are retained for five years following the final decision, judicial appeal or close of a grievance.

h. A copy of the Contractor's final decision will be either hand-delivered or delivered by certified mail to all parties whose interest has been adversely affected by the decision. The final decision shall be mailed to all other parties by regular mail. The date of the final decision shall be the date of personal delivery or, if mailed, the postmark date of the mailing. The final decision must include, and describe in detail, the following:

         1)    the nature of the grievance;

         2)    the issues involved;

         3) the reasons supporting the Contractor's decision including references to applicable statute, rule and procedure;

         4) the grievant's right to appeal the Contractor's decision to AHCCCSA by filing the appeal to the Contractor no later than 15 days after the date of the Contractor's final decision. This must also be written in a second language, if applicable.

i. If the Contractor's final decision is appealed, all supporting documentation must be received by AHCCCSA, Office of Grievance and Appeals no later than five working days from the date the Contractor receives the appeal or from the date of the oral or written request from AHCCCSA, Office of Grievance and Appeals. The appeal file must contain a cover letter that includes:

         1)    grievant's name

         2)    grievant's AHCCCS I.D. number

         3)    grievant's address

         4)    phone number (if available)

         5)    date of receipt of grievance and appeal

         6) summary of the Contractor's actions undertaken to resolve the grievance and basis thereof

j.       The following material shall be included in the appeal file:

         1)    written request of the grievant asking for the appeal;

         2) copies of the entire file which include the investigations and/or medical records; and the Contractor's grievance decision; and

         3) other information used by the Contractor to resolve the grievance and that would be necessary to AHCCCSA to resolve the grievance.

k. The Contractor may attempt to use alternative resolution procedures to resolve disputes presented to the Contractor verbally or in writing. If the Contractor elects to use an alternative resolution process, it must be administered and completed within 30 days from receipt of the dispute. If the matter is not resolved to the grievant's satisfaction within the 30-day period, the dispute must then be adjudicated using the grievance standards contained above. However, the Contractor must render the written grievance decision within a maximum of 45 days from the date of the initial filing of the grievance or dispute unless a longer period was agreed to by the parties involved.

l. For all disputes where an alternative resolution is proposed, the Contractor must inform the grievant of the Contractor's resolution and ask the grievant if the resolution is acceptable no later than 30 days from the date that the dispute is initially presented to the Contractor. If acknowledged as acceptable, the matter may be closed. If the member or provider states that the resolution is unacceptable, the Contractor must then treat the dispute as a formal grievance and abide by the standards contained above.

m. For all disputes where an alternative resolution is proposed, the Contractor must maintain a separate log, complying with paragraphs c. and g. above.


26.      QUARTERLY GRIEVANCE REPORT

The Contractor shall submit a Quarterly Grievance Report to AHCCCSA, Office of Grievance and Appeals, using the Quarterly Grievance Report Format on file in the Bidder's Library. The Quarterly Grievance Report must be received by the AHCCCSA, Office of Grievance and Appeals, no later than 45 days from the end of the quarter.


27.      REFERRAL PROCEDURES AND STANDARDS

The Contractor shall have adequate written procedures regarding referrals to specialists to include, as a minimum, the following:

a.       Use of referral forms clearly identifying the Contractor

b.       A system for resolving disputes regarding the referrals

c. Having a process in place that ensures the member's PCP receives all specialist and consulting reports

d. A referral plan for any member who is about to lose eligibility and who requests information on low-cost or no-cost health care services.

28.      OPERATIONAL AND FINANCIAL REVIEWS

In accordance with AHCCCS Rule R9-22-521, AHCCCSA will conduct Operational and Financial Reviews at least once every 12 months for the purpose of (but not limited to) ensuring operational and financial program compliance. The Reviews will identify areas where improvements can be made and make recommendations accordingly, monitoring the Contractor's progress towards implementing mandated programs and providing the Contractor with technical assistance if necessary.

The type and duration of the Operational and Financial Review will be solely at the discretion of AHCCCSA. Except in cases where advance notice is not possible or advance notice may render the review less useful, AHCCCSA will give the Contractor at least three weeks advance notice of the date of the on-site review. In preparation for the on-site Operational and Financial Reviews, the Contractor shall cooperate fully with AHCCCSA and the AHCCCSA Review Team by forwarding in advance such policies, procedures, job descriptions, contracts and logs that AHCCCSA may request. Any documents not requested in advance by AHCCCSA shall be made available upon request of the Review Team during the course of the review. The Contractor personnel as identified in advance shall be available to the Review Team at all times during AHCCCSA on-site review activities. While on-site, the Contractor shall provide the Review Team with work space, access to a telephone, electrical outlets and privacy for conferences.

Certain documentation submission requirements may be waived at the discretion of AHCCCSA if the Contractor is obtaining NCQA accreditation. The Contractor must submit entire NCQA report to AHCCCSA for such waiver consideration.

The Contractor will be furnished a copy of the Operational and Financial Review Report and given an opportunity to comment on any review findings prior to AHCCCSA publishing the final report. Operational & Financial Review findings may be used in the scoring of subsequent bid proposals by that Contractor. Recommendations made by the Review Team review in order to bring the Contractor in compliance with federal, State, AHCCCS, and/or RFP requirements, must be implemented by the Contractor. AHCCCSA may conduct a follow-up Operational and Financial Review to determine the Contractor's progress in implementing recommendations and achieving program compliance. Follow-up reviews may be conducted at any time after the initial Operational and Financial Review.

AHCCCSA may conduct an Operational and Financial Review in the event the Contractor undergoes a merger, reorganization, changes ownership or makes changes in three or more key staff positions (Medical Director, Administrator, Chief Financial Officer, Maternal Health/ EPSDT Coordinator, QM/UM Coordinator) within a 12-month period.

The Contractor shall comply with all other medical audit provisions as required by AHCCCS Rule R9-22-521.

29.      OPERATIONAL AND FINANCIAL READINESS REVIEWS

AHCCCSA may conduct Operational and Financial Readiness Reviews on all successful offerors and will, subject to the availability of resources, provide technical assistance as appropriate. The Readiness Reviews will be conducted prior to the start of business for the contract year beginning 10/1/94. The purpose of Readiness Reviews is to assess new contractors' readiness and ability to provide contract services to members at the start of the contract year. A new contractor will be permitted to commence operations only if the Readiness Review factors are met to AHCCCSA's satisfaction.

30.      CHILDREN'S REHABILITATIVE SERVICES (CRS)

CRS, a program administered by the Arizona Department of Health Services (DHS), is designed to provide specialty medical and surgical care of a comprehensive and rehabilitative nature to children who meet CRS financial and medical eligibility criteria. CRS is not an emergency services program. While attempts will be made by CRS administrators to accommodate emergency referrals, the Contractor remains ultimately responsible for the provision of all covered services to its members.

Since CRS is not an entitlement program and eligibility is based on medical judgment, there is no guarantee that CRS administrators will accept responsibility for treatment. The Contractor shall refer potentially eligible children to CRS administrators. The referral process is discussed in the CRS Policy and Procedures Manual, available in the Bidders' Library.

The CRS program provides a comprehensive multi-disciplinary approach to management of CRS-covered conditions, but does not provide primary care. Eligibility criteria for these services include:

a. Child has a CRS-covered condition as defined in the CRS Policy and Procedures Manual.

b.       Child requires comprehensive multi-disciplinary care.

c.       Child has a reasonable potential for rehabilitation.

CRS-covered services will ordinarily include the planned management of the covered condition, including inpatient care, surgery, therapy, limited DME and home health care, and social and educational services, as well as periodic follow-up. Emergency services are not ordinarily covered by CRS, nor is initial care of newborn infants.


31.      HOSPITAL REIMBURSEMENT

The Contractor shall reimburse hospitals for member care based on one of the following rate methods:

a.       AHCCCS Fee-For-Service Hospital Reimbursement Rate
         - Inpatient:  AHCCCS hospital-specific tiered per diem rates
         - Outpatient: AHCCCS hospital-specific cost-to-charge ratio multiplied by allowed charges,

         OR:

b. The Subcontract Rate (The aggregate of subcontract rates must not exceed what would have been paid had the AHCCCS Fee-For-Service Hospital Reimbursement Rate been used.)

Within seven days of subcontracting with a hospital, the Contractor shall submit a copy of this agreement, including all rates, terms and conditions, to AHCCCSA, Assistant Director, Office of Managed Care. This submittal shall include documentation that this negotiated rate agreement will, when considered in the aggregate, be the same or less than what would have been paid under Paragraph a above. To aid in making this determination, the Contractor shall require their independent auditor to evaluate the reasonableness of their assumptions as part of the annual audit.

Effective 10/1/94, and annually thereafter, inpatient hospital-specific tiered per diem rates will be adjusted in accordance with A.R.S. 36-2903.01 (J).

The Contractor shall reimburse out-of-state hospitals at the lowest of the following rates for inpatient and outpatient services:

a.       Negotiated discounted rate, or
b.       Arizona average cost-to-charge ratio multiplied by allowed charges, or
c. Medicaid rate in effect in the state in which the hospital is located at the time services are provided.

The Contractor may conduct prepayment and postpayment medical reviews of all hospital claims including outlier claims. Erroneously paid claims are subject to recoupment. For a more complete description of the guidelines for hospital reimbursement, please consult the Bidders' Library for applicable statutes and rules.

32.      BEHAVIORAL HEALTH SERVICES

Title XIX covered behavioral health services are available to all categorically eligible members:

UNDER AGE 18; AGE 21 AND OVER; SMI:

The Contractor is responsible for referring categorically eligible members under the age of 18, age 21 and older, and SMI members of any age to the Arizona Department of Health Services (ADHS) for the provision of Title XIX covered behavioral health services. ADHS contracts with Regional Behavioral Health Authorities (RBHAs) for the provision of Title XIX covered behavioral health services. The Contractor is responsible for coordination of care with the ADHS RBHAs in accordance with Chapter 1500 of the AHCCCS Behavioral Health Policy Manual, a copy of which may be found in the Bidders' Library.

The Contractor is also responsible for communicating with the ADHS RBHAs, if appropriate, regarding any medications that the PCP has prescribed.

NON-SMI, AGE 18, 19 AND 20:

The Contractor is responsible for providing Title XIX covered behavioral health services to categorically eligible non-SMI members age 18, 19 and 20 in accordance with AHCCCS Rule R9-22-1204 and the AHCCCS Behavioral Health Policy Manual. Covered services include: inpatient hospital, inpatient psychiatric facility for individuals under the age of 21, individual therapy and counseling, group and/or family therapy and counseling, psychotropic medication adjustment and monitoring, partial care, emergency crisis services, behavior management, psychosocial rehabilitation, screening, evaluation and diagnosis, case management and psychotropic medications.

REFERRALS:

Categorically eligible members age 18, 19 and 20 may be referred directly for the provision of behavioral health services by the Primary Care Physician (PCP), family members, self-referrals, schools, other service providers, and members of the community and State agencies as well as the Contractor's staff. The same referral procedures (including appointment and utilization standards) which are applicable to other health care services apply to behavioral health services.

INDIVIDUAL SERVICE PLAN:

The Contractor is responsible for developing an Individual Service Plan (ISP) for all categorically eligible members age 18, 19 and 20 requiring inpatient behavioral health services. It is also recommended that an ISP be developed for any other members needing extended care (greater than 12 weeks) or intensive care (more than one visit per week). The ISP is to be included as part of the member's medical record.

CASE MANAGEMENT, CASE COORDINATION:

The Contractor is responsible for providing case management services, when medically necessary. Case management services may vary in scope and frequency, depending on the eligible person's intensity of need. Case management services consist of a set of services and activities through which appropriate and cost-effective Title XIX covered services are identified, planned, coordinated, obtained, monitored and continuously evaluated.

Case coordination is provided to categorically eligible members age 18, 19 and 20 who are in need of behavioral health services but who do not require case management services which are more intensive. Case coordination is limited to basic ISP development, identification of service providers, monitoring, updates and follow-up, when necessary.

QUALITY MANAGEMENT REQUIREMENTS:

Quality management for behavioral health services must be integrated into the Contractors quality management plans and must meet the quality management requirements established by AHCCCSA.

PROVIDER NETWORK:

The Contractor is responsible for contracting with behavioral health providers who meet ADHS licensure and/or certification standards and who are registered as a behavioral health provider with AHCCCSA. The Contractor may, at its option, contract with ADHS RBHAs for the provision of behavioral health services. The Contractor must ensure that a sufficient number of qualified behavioral health providers are in their provider network and that providers comply with subcontracting, appointment standards and other provider related requirements in this document.

NOTIFICATION REQUIREMENTS:

The Contractor is responsible for notifying AHCCCSA monthly of members referred and receiving behavioral health services. The information is to be submitted to the AHCCCS Office of Managed Care using the reporting format developed by AHCCCSA and available in the Bidders' Library.

ENCOUNTER REPORTING:

The Contractor is responsible for filing encounter data for behavioral health services in accordance with Section D, paragraph 11.

33.      DISSEMINATION OF INFORMATION

The Contractor shall assist AHCCCSA from time to time, as requested by AHCCCSA, in the dissemination of health education information prepared by AHCCCSA, or the federal government, to its members. The cost of such dissemination shall be borne by the Contractor.

All advertisements, publications and printed materials which are produced by the Contractor and refer to covered services shall state that such services are funded under contract with AHCCCSA .

34.      COORDINATION OF BENEFITS/ THIRD PARTY LIABILITY

The Contractor shall coordinate benefits in accordance with ARS 36-2903.G so that costs for services otherwise payable by the Contractor are cost avoided or recovered from liable first or third-party payers specified in AHCCCS Rules R9-22-1002.A. The Contractor may require subcontractors to be responsible for coordination of benefits for services provided pursuant to this contract.

The Contractor shall collect or authorize its subcontractors to collect any payments available from health insurers such as Medicare or private health insurance for services provided to its members. The Contractor shall notify AHCCCSA's Member File Integrity Section within 10 working days of any known change in its member's health insurance coverage.

AHCCCS has contracted with a private firm to provide its third party liability recovery functions. This firm shall be AHCCCSA's authorized representative.

The Contractor shall collect or authorize its subcontractors to collect any monies available from third-party payers, except for worker's compensation, uninsured and underinsured motorist insurance, first and third-party liability insurance and tortfeasors. Collection in these instances are permitted only if referred by AHCCCSA's authorized representative. When such categories of first and third-party liability are identified by the Contractor or its subcontractors, it shall be reported to AHCCCSA's authorized representative in accordance with AHCCCS Rules R9-22-1002 D. and E.

If AHCCCSA's authorized representative determines that AHCCCSA has not incurred or paid any claims related to the case, the case will be referred to the Contractor for collection. The Contractor may be responsible for performing all research and investigation needed for collection and payment of lien filing related costs. The Contractor shall notify AHCCCSA's authorized representative within five working days of the closure of any cases. If AHCCCSA has or expects to pay any claims related to the case, then collection efforts, including claims paid by the Contractor, will be handled by AHCCCSA's authorized representative. If collection efforts are successful, AHCCCSA will distribute any funds remaining to the Contractor, after full payment of AHCCCSA claims and related administrative costs.

AHCCCSA or its authorized representative will recover monies from estates and for cases involving adoptions. The Contractor and its subcontractors shall provide such information necessary to assist in determining the dollar amount of the recovery and to facilitate the coordination of benefits. Additionally, the Contractor shall perform any activities related to third-party liability (TPL) required by AHCCCS Rules R9-22-1001 and 1002.

The Contractor shall notify AHCCCSA's authorized representative within five working days of identifying a third-party liability case with known reinsurance.

Effective 10/1/95, the Contractor shall be responsible for performing research, investigation, lien filing and other tasks necessary for the collection of "total plan" cases. Total plan cases are those recovery cases involving uninsured and underinsured motorist insurance, first and third party liability insurance, and tortfeasors where there is no AHCCCSA financial liability (fee-for-service or reinsurance) for medical services related to the injury.

35.      COST SHARING

The Contractor is responsible for the collection of co-payments from members in accordance with AHCCCS Rule R9-22-711.

36.      MARKETING PLANS

The Contractor shall submit proposed marketing plans and materials to AHCCCSA for prior approval in accordance with the AHCCCS Health Plan Marketing Policy, a copy of which is available in the Bidders' Library.

37.      SPECIALTY CONTRACTS

AHCCCSA may at any time negotiate or contract on behalf of the Contractor and AHCCCSA for specialized hospital and medical services. AHCCCSA will consider existing Contractor resources in the development and execution of specialty contracts. AHCCCSA may require the Contractor to modify its delivery network to accommodate the provisions of specialty contracts. Specialty contracts shall take precedence over and supersede existing and future subcontracts for services that are subject to specialty contracts. AHCCCSA may consider a waiver for the Contractor from inclusion in a specialty contract if such exclusion is determined to be in the best interest of the State.

During the term of specialty contracts, AHCCCSA may act as an intermediary between the Contractor and specialty contractors to enhance the cost effectiveness of service delivery. AHCCCSA reserves the right to make direct payments to specialty contractors on behalf of the Contractor. Adjudication of claims related to such payments provided under specialty contracts shall remain the responsibility of the Contractor. AHCCCSA may provide technical assistance prior to the implementation of any specialty contracts.

AHCCCSA shall provide at least 60 days advance written notice to the Contractor prior to the implementation of any specialty contract.

38.      ADVANCES, DISTRIBUTIONS, LOANS AND INVESTMENTSAND INVESTMENTS

The Contractor shall not, without the prior approval of AHCCCSA, make any advances to a related party or subcontractor. The Contractor shall not, without similar approval, make any distribution, loan or loan guarantee to any entity, including another fund or line of business within its organization. All investments, other than investments in U.S. Government securities or Certificates of Deposit, also require AHCCCSA prior approval. (See the Reporting Guide for Acute Care Contractors for alternatives to the prior approval of individual investments.) All requests for prior approval are to be submitted to the Office of Managed Care.

39.      ACCUMULATED FUND DEFICIT

The Contractor and its owners shall fund any accumulated fund deficit through capital contributions in a form acceptable to AHCCCSA within 60 days after receipt by AHCCCSA of the final audited financial statements. The amount of any accumulated fund deficits shall be determined in accordance with the Contractor's annual audited financial statements.

40.      MONTHLY ROSTER RECONCILIATION

AHCCCSA produces daily roster updates identifying new members and changes to members' demographic, eligibility and enrollment data which the Contractor shall use to update its member records. The daily roster which is run prior to the monthly roster is referred to as the "last daily" and will contain all rate code changes made for the prospective month, as well as any new enrollment and disenrollments.

The monthly roster is produced two days before the end of every month. The roster will identify the total active population for the Contractor as of the first day of the next month. This roster contains the information used by AHCCCSA to produce the monthly capitation payment for the next month. The Contractor will reconcile their member files with the AHCCCS monthly roster. After reconciling the monthly roster information, the Contractor resumes posting daily roster updates beginning with the last two days of the month. The last two daily rosters are different from the regular daily rosters in that they pay and/or recoup capitation into the next month.

Refer to the AHCCCS Contracted Health Plan Technical Interface Guidelines available in the Bidders' Library for additional information.

41.      DATA EXCHANGE REQUIREMENT

The Contractor is authorized to exchange data with AHCCCSA relating to the information requirements of this contract and as required to support the data elements to be provided AHCCCSA in the format specified in the AHCCCS Contracted Health Plan Technical Interface Guidelines which is available in the Bidders' Library. The information so recorded and submitted to AHCCCSA shall be in accordance with all procedures, policies, rules, or statutes in effect during the term of this contract. If any of these procedures, policies, rules, regulations or statutes are hereinafter changed both parties agree to conform to these changes following appropriate notification to both parties by AHCCCSA.

The Contractor is responsible for any incorrect data, delayed submission or payment (to the Contractor or its Subcontractors), and/or penalty applied due to any error, omission, deletion, or erroneous insert caused by Contractor-submitted data. Any data that does not meet the standards required by AHCCCSA shall not be accepted by AHCCCSA.

The Contractor is responsible for identifying any inconsistencies immediately upon receipt of data from AHCCCSA. If any unreported inconsistencies are subsequently discovered, the Contractor shall be responsible for the necessary adjustments to correct its records at its own expense.

The Contractor shall accept from AHCCCSA original evidence of eligibility and enrollment in a form appropriate for electronic data exchange.

Upon request by AHCCCSA, the Contractor shall provide to AHCCCSA updated PCP assignments in a form appropriate for electronic data exchange.

The Contractor shall be provided with a Contractor-specific security code for use in all data transmissions made in accordance with contract requirements. Each data transmission by the Contractor shall include the Contractor's security code. The Contractor agrees that by use of its security code, it certifies that any data transmitted is accurate and truthful, to the best of the Contractor's knowledge. The Contractor further agrees to indemnify and hold harmless the State of Arizona and AHCCCSA from any and all claims or liabilities, including but not limited to consequential damages, reimbursements or erroneous billings and reimbursements of attorney fees incurred as a consequence of any error, omission, deletion or erroneous insert caused by the Contractor in the submitted input data. Neither the State of Arizona nor AHCCCSA shall be responsible for any incorrect or delayed payment to the Contractors's AHCCCS services providers (subcontractors) resulting from such error, omission, deletion, or erroneous input data caused by the Contractor in the submission of AHCCCS claims

The publication AHCCCS Contracted Health Plan Technical Interface Guidelines describes the specific technical and procedural requirements for interfaces between AHCCCS and the Contractor and its subcontractors. The Contractor is responsible for complying with all technical requirements as stated in this manual as well as any subsequent changes to the manual. A copy may be found in the Bidders Library.

The costs of software changes are included in administrative costs paid to the Contractor. There is no separate payment for software changes. A PMMIS systems contact will be assigned after contract award.

AHCCCSA will work with the health plans as they evaluate EDI options. AHCCCSA would also consider health plan proposals to jointly issue a Request for Proposals for a value-added network (VAN) to provide the EDI for AHCCCS fee-for-service claims.

AHCCCSA does not intend to continue at this time with the statewide EDI implementation for encounters.

42.      SUBCONTRACTS

The Contractor shall be legally responsible for contract performance whether or not subcontracts are used. No subcontract shall operate to terminate the legal responsibility of the Contractor to assure that all activities carried out by the subcontractor conform to the provisions of this contract. Subject to such conditions, any function required to be provided by the Contractor pursuant to this contract may be subcontracted to a qualified person or organization. All such subcontracts must be in writing.

All subcontracts are subject to review and approval in writing by AHCCCSA prior to the effective dates thereof. The following subcontracts shall be submitted to AHCCCSA Contracting Office for prior approval at least 30 days prior to the effective date of the subcontract:

a.       Automated data processing
b.       Third-party administrators
c.       Management Services  (See also Section D, Paragraphs 43 & 44)
d.       Model subcontracts

The Contractor shall maintain a fully executed original of all subcontracts which shall be accessible to AHCCCSA within two working days of request by AHCCCSA. A subcontract is voidable and subject to immediate cancellation by AHCCCSA in the event any subcontract pertinent to "a" through "d" above is implemented without the prior written approval of AHCCCSA.

All subcontracts shall comply with the applicable provisions of federal and State laws, regulations and policies.

The Contractor shall not include covenant-not-to-compete requirements in its provider agreements. Specifically, the Contractor shall not contract with a provider and require that the provider not provide services for any other AHCCCS contractor.

43.      MANAGEMENT SERVICES SUBCONTRACTORS

All proposed management services subcontracts and/or corporate cost allocation plans must be approved in advance by AHCCCSA Contracting Office as described in Paragraph 42 above. Cost allocation plans must be submitted with the proposed management fee agreement. AHCCCSA reserves the right to perform a thorough review of actual management fees charged and/or corporate allocations made. If the fees or allocations actually paid out are determined to be unjustified or excessive, amounts may be subject to repayment to the Contractor, the Contractor may be placed on monthly financial reporting, and/or financial sanctions may be imposed.

44.      MANAGEMENT SERVICES SUBCONTRACTOR AUDITS

All management services subcontractors are required to have an annual financial audit. A copy of this audit shall be submitted to AHCCCSA, Office of Managed Care, within 120 days of the subcontractor's fiscal year end. If services billed by a consultant or actuary are less than $50,000, AHCCCSA will waive the requirement for an audit of that consultant or actuary.

45.      MERGER, REORGANIZATION AND CHANGE OF OWNERSHIP

A proposed merger, reorganization or change in ownership of the Contractor health plan shall require prior approval of AHCCCSA and a subsequent contract amendment. The Contractor must submit a detailed merger, reorganization and/or transition plan to AHCCCSA Contracting Office for AHCCCSA review. The purpose of the plan review is to ensure uninterrupted services to members, evaluate the new entity's ability to support the provider network, ensure that services to members are not diminished and that major components of the organization and AHCCCS programs are not adversely affected by such merger, reorganization or change in ownership.

46.      REQUESTS FOR INFORMATION

AHCCCSA may, at any time during the term of this contract, request financial or other information from the Contractor. Upon receipt of such requests for information, the Contractor shall provide complete information as requested no later than 30 days after the receipt of the request unless otherwise specified in the request itself.

47.      PERFORMANCE BOND OR BOND SUBSTITUTE

The Contractor shall be required to provide a performance bond of standard commercial scope issued by a surety company doing business in this State, an irrevocable letter of credit, or a cash deposit ("Performance Bond") to AHCCCSA for as long as the Contractor has AHCCCS-related liabilities of $50,000 or more outstanding, or 15 months following the effective date of this contract, whichever is later, to guarantee: (1) payment of the Contractor's obligations to providers, non-contracting providers, and non-providers; and (2) performance by the Contractor of its obligations under this contract. The Performance Bond shall be in a form acceptable to AHCCCSA as described in Performance Bond Guidelines - Office of Managed Care.

In the event of a default by the Contractor, AHCCCSA shall, in addition to any other remedies it may have under this contract, obtain payment under the Performance Bond or substitute security for the purposes of the following:

a. Paying any damages sustained by providers, noncontracting providers and nonproviders by reason of a breach of the Contractor's obligations under this contract,
b. Reimbursing AHCCCSA for any payments made by AHCCCSA on behalf of the Contractor, and
c. Reimbursing AHCCCSA for any extraordinary administrative expenses incurred by reason of a breach of the Contractor's obligations under this contract, including, but not limited to, expenses incurred after termination of this contract for reasons other than the convenience of the State by AHCCCSA.

In the event AHCCCSA agrees to accept substitute security in lieu of the Performance Bond, irrevocable letter of credit or cash deposit, the Contractor agrees to execute any and all documents and perform any and all acts necessary to secure and enforce AHCCCSA's security interest in such substitute security including, but not limited to, security agreements and necessary UCC filings pursuant to the Arizona Uniform Commercial Code. In the event such substitute security is agreed to and accepted by AHCCCSA, the Contractor acknowledges that it has granted AHCCCSA a security interest in such substitute security to secure performance of its obligations under this contract. The Contractor is solely responsible for establishing the credit-worthiness of all forms of substitute security. AHCCCSA may, after written notice to the Contractor, withdraw its permission for substitute security, in which case the Contractor shall provide AHCCCSA with a form of security described above.

48.      AMOUNT OF PERFORMANCE BOND

The initial amount of the Performance Bond shall be equal to 110% of the total capitation payment expected to be paid in the month of November or as determined by AHCCCSA. The total capitation amount shall include S.O.B.R.A. supplemental payments. This requirement must be satisfied by the Contractor not later than 15 days after notification by AHCCCSA of the amount required. Thereafter, AHCCCSA shall evaluate the enrollment statistics of the Contractor on a monthly basis. If there is an increase in capitation payment that exceeds 10% of the performance bond amount, AHCCCSA may require an increase in the amount of the Performance Bond. The Contractor shall have 15 days following notification by AHCCCSA to increase the amount of the Performance Bond. The Performance Bond amount that must be maintained after the contract term shall be sufficient to cover all \ outstanding liabilities and will be determined by AHCCCSA.

49.      FEDERALLY QUALIFIED HEALTH CENTERS (FQHC)

The Contractor is encouraged to use FQHCs in Arizona to provide covered services and must comply with the federal mandates in OBRA 89 and OBRA 90. This legislation gives FQHCs the option to require state Medicaid programs to reimburse the FQHC at 100% of reasonable costs for the services delivered. As Arizona's alternative to Medicaid, AHCCCSA and its contractors are required to comply with this legislation.

At the time of contracting, the Contractor must offer the FQHC the option to elect reasonable cost reimbursement for categorically eligible members. This provision should be within the contract between the FQHC and the Contractor. If the FQHC does not elect reasonable cost reimbursement, the FQHC waives the opportunity to receive reasonable cost reimbursement for that contract period. No retroactive elections shall be permitted.

However, if the FQHC elects reasonable cost reimbursement, the Contractor must notify the AHCCCSA Office of Managed Care within seven days of the subcontract signing. If the FQHC elects reasonable cost reimbursement, the Contractor may, at its discretion, pay reasonable cost reimbursement, or pay using some other method of payment, such as capitation, since the requirement to pay reasonable costs applies to the State Medicaid Agency, not to the Contractor.

For example, the Contractor could contract with a FQHC which has elected reasonable cost reimbursement. The method of payment, however, throughout the contract period could be capitation. At the end of the year, the Contractor and FQHC would complete certain reporting requirements which would enable AHCCCSA to determine reasonable costs, and compare to what was actually paid by the Contractor through capitation. AHCCCSA would reimburse the FQHC if the capitation payments were less than reasonable costs. Likewise, AHCCCSA would recoup payments in excess of reasonable costs.

The Contractor shall make capitation payments equal to, or greater than, the amount defined by AHCCCSA for a FQHC electing reasonable cost reimbursement. In determining the amount of the capitation payments made by the Contractor to the FQHC, AHCCCSA will value the per member per month capitation payment at a rate which approximates the average rate being paid by the Contractor in the community to other similar providers. If there are no other providers from which to develop an average rate, other means will be used to determine the average for the area. If the actual capitation rate paid by the Contractor to the FQHC is less than the average rate being paid by the Contractor to other providers, the Contractor must reimburse the FQHC for this difference. AHCCCSA would reimburse the difference between reasonable cost and the average capitation rate.

The Contractor shall adhere to the AHCCCS Federally Qualified Health Centers Cost Report Instructions- General Instructions which describes the reporting requirements applicable to the Contractors contracting with a FQHC that elects cost reimbursement. A copy of these requirements is available in the Bidder's Library.

Included among the FQHCs currently recognized by HCFA are the following:

         -        Clinica Adelante
         -        West Pinal Family Health Center
         -        Valley Health Center
         -        United Community Health Center
         -        Mariposa Community Health Center
         -        Lake Powell Medical Center
         -        Mountain Park Health Center
         -        El Rio Santa Cruz Neighborhood Health Center
         -        Indian Community Health Services, Inc.
         -        Traditional Indian Alliance
         -        Native Americans for Community Action, Inc.

50.      SANCTIONS

AHCCCSA may suspend, deny, refuse to renew, or terminate this contract or any related subcontracts in accordance with the terms of this contract and applicable law and regulations. AHCCCSA may, in addition to these remedies, impose monetary sanctions in accordance with the provisions of this contract, applicable law and regulations if the Contractor violates any provision stated in law or this contract. Written notice will be provided to the Contractor specifying the sanction to be imposed, the grounds for such sanction and either the length of suspension or the amount of capitation prepayment to be withheld. the Contractor may appeal the decision to impose a sanction in accordance with AHCCCS Rule R9-22-804.

51.      INITIAL MINIMUM CAPITALIZATION REQUIREMENTS

In order to be considered for contract award, a new offeror must meet a minimum capitalization requirement of $1,500,000, regardless of the number of counties bid, which may be met in part by a letter of credit not to exceed $750,000. This requirement is in addition to the Performance Bond requirements defined in Paragraphs 47 and 48 of this section.

The capitalization requirements may be applied toward meeting the equity per member requirement (see Section D, Paragraph 15) and may be used for operations of the Contractor if prior approved by AHCCCSA.

52.      CLAIMS PAYMENT SYSTEM

The Contractor shall develop and maintain a claims processing system capable of processing, cost-avoiding and paying claims in accordance with AHCCCS Rule R9-22-705, a copy of which may be found in the Bidders' Library. Remittance advices accompanying the Contractor's payments to providers must contain sufficient detail to fully explain the payment including the composition of the net amount of the payment. If payment is being denied, there must be sufficient detail to fully explain the reasons for denial.

53.      VACCINE FOR CHILDREN PROGRAM

Federal legislation passed in 1993 (OBRA 93) amended Title XIX of the Social Security Act and created the Vaccine for Children (VFC) program which became effective 10/1/94. Through this program the federal government purchases, and makes available to the states free of charge, vaccines for children under age 19 who are Title XIX eligible (or Native American) and not insured, or whose insurance does not cover immunizations. Any provider licensed by the State to administer immunizations may register with the State as a "VFC provider" and receive free vaccines. State money to purchase vaccines is not necessary since the program is 100% funded by the federal government. The Contractor shall comply with all VFC requirements.


54.      ADVANCE DIRECTIVES

The Contractor shall specify in the contract or agreement with each hospital, nursing facility, provider of home health care or personal care services that the provider must comply with federal and State law regarding advance directives for adult members. At a minimum, the providers shall:

a. Maintain written policies for adult members receiving care through their organization regarding the member's ability to make decisions about medical care, including the right to accept or refuse medical care and the right to execute an advance directive.

b. Provide written information to adult members regarding the provider's policies concerning advance directives.

c.       Document whether the adult member has executed an advance directive.

d. Not condition the provision of care or discriminate against a member because of his or her decision to execute or not execute an advance directive.

e.       Provide education for staff on issues concerning advance directives.



                                END OF SECTION D

                                                           EXHIBIT 10.10(a)(5)

           ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION

                        DIVISION OF BUSINESS AND FINANCE

                              CONTRACT AMENDMENT                    Page 1 of 1

============================================================================================
AMENDMENT NUMBER:         CONTRACT NUMBER:       EFFECTIVE DATE OF AMENDMENT:       PROGRAM:
     7                      YH5-0001-04                 October 1, 1995              OMC
============================================================================================
CONTRACTOR'S NAME AND ADDRESS:
         Blaine Bergeson, CEO
         Arizona Health Concepts
         2510 W. Dunlap, Ste 100
         Phoenix, AZ  85021
============================================================================================
PURPOSE OF AMENDMENT:    To revise capitation rates for Contract Year 95/96.
============================================================================================

THE CONTRACT REFERENCED ABOVE IS AMENDED AS FOLLOWS:
The new capitation rates effective 10/1/95 are as follows:

COUNTY            AFDC            SSI WITH        SSI W/O         MNMI With       MNMI W/O        CCP            SOBRA KICK
- - --------          ------          ------          ------          ------          ------          -----          ----------
GILA                 111.12          118.93          304.50          212.41          289.75          88.63          4443.04
MARICOPA             115.32          126.38          324.85          225.60          311.46          96.46          4835.01
YAVAPAI              108.38          118.83          304.99          212.41          289.75          87.19           447.02

*** PLEASE SIGN AND DATE BELOW AND RETURN ALL COPIES TO: AHCCCSA, CONTRACTS & PURCHASING, 701 E. JEFFERSON, PHOENIX, AZ 85034

================================================================================
EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT REMAIN UNCHANGED AND IN FULL EFFECT.
================================================================================

SIGNATURE OF AUTHORIZED REPRESENTATIVE:          SIGNATURE OF AHCCCSA CONTRACTING OFFICER:
         Blaine Bergeson                                         Michael Veit
============================================================================================
TYPED NAME: BLAINE BERGESON                      TYPED NAME:  MICHAEL VEIT
============================================================================================
TITLE: CEO                                       TITLE: CONTRACTS & PURCHASING ADMINISTRATOR
============================================================================================
DATE: 10/6/95                                    DATE: Nov 06 1995
============================================================================================

                                                             EXHIBIT 10.10(a)(6)

           ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION

                        DIVISION OF BUSINESS AND FINANCE

                            CONTRACT AMENDMENT                           Page 1

=================================================================================================
AMENDMENT NUMBER:         CONTRACT NUMBER:        EFFECTIVE DATE OF AMENDMENT:           PROGRAM:
      9                    YH5-0001-10                 October 17, 1995                  OMC
=================================================================================================
CONTRACTOR'S NAME AND ADDRESS:
         Blaine J. Bergeson, CEO
         Arizona Health Concepts
         2510 W. Dunlap, Ste 100
         Phoenix, AZ 85021
=================================================================================================
PURPOSE OF AMENDMENT:   To expand covered services to include lung and heart/ lung transplants.
=================================================================================================

THE CONTRACT REFERENCED ABOVE IS AMENDED AS FOLLOWS:
        Effective 10/17/95, AHCCCS members are entitled to receive lung and heart/lung transplants. (Ref. Arizona Senate Bill 1001.). for these transplants, AHCCCS will reimburse the Contractor 100% of the lesser of the (1) the AHCCCS contracted rate, or (2) the Contractor-paid amount.

NOTE: Please sign, date and return both originals to:

         Mark Renshaw
         AHCCCS Contracts and Purchasing
         701 E. Jefferson
         Phoenix, AZ  85034

=================================================================================================
EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT
REMAIN UNCHANGED AND IN FULL EFFECT.
=================================================================================================
SIGNATURE OF AUTHORIZED REPRESENTATIVE:               SIGNATURE OF AHCCCSA CONTRACTING OFFICER:
        Blaine Bergeson                                               Michael Veit
=================================================================================================
TYPED NAME: BLAINE BERGESON                           TYPED NAME: MICHAEL VEIT
=================================================================================================
TITLE: CEO                                            TITLE: CONTRACTS & PURCHASING ADMINISTRATOR
=================================================================================================
DATE: 12/2/95                                         DATE: 12/12/95
=================================================================================================

                                                            EXHIBIT 10.10.(a)(7)

           ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION

                        DIVISION OF BUSINESS AND FINANCE

                              CONTRACT AMENDMENT                     Page 1 of 1

==============================================================================================
AMENDMENT NUMBER:        CONTRACT NUMBER:         EFFECTIVE DATE OF AMENDMENT:        PROGRAM:
       10                YH5-0001-04              Oct. 1, 1995                        ACUTE
==============================================================================================
CONTRACTOR'S NAME AND ADDRESS:
         Blaine Bergeson, CEO
         Arizona Health Concepts
         2510 W. Dunlap, Ste 100
         Phoenix, AZ  85021
==============================================================================================
PURPOSE OF AMENDMENT:    To clarify QMB coinsurance and deductible requirements.
==============================================================================================

THE CONTRACT REFERENCED ABOVE IS AMENDED AS FOLLOWS:

The subparagraph on page 13 of the contract renewal amendment titled "Qualified Medicare Beneficiary Services" is hereby deleted and replaced with the following:

MEDICARE SERVICES AND COST SHARING

AHCCCS has members enrolled who are eligible for both Medicare and Medicaid services. These members are referred to as "dual eligibles" and include persons who are Qualified Medicare Beneficiaries (QMB) and non-QMB eligible persons. QMB eligible persons are entitled to all covered Medicaid services and, in addition, may receive the following Medicare services which are not covered by AHCCCS or differ in scope or limitation:

         Chiropractic services               Inpatient and outpatient
                                             occupational coverage

         Inpatient psychiatric services      Respite services

         Psychological services              Any new services added to the
                                             Medicare program which are not
                                             covered by AHCCCS

For all dual eligible persons, the Contractor shall be responsible for providing all AHCCCS covered services and pay all Medicare coinsurance and deductibles for Medicare services which are covered by AHCCCS and provided on a fee-for-service basis within the Contractor's network. For QMB eligible persons, the Contractor shall be responsible for paying the Medicare coinsurance and deductibles for Medicare services not covered by AHCCCS described above which are provided on a fee-for-service basis.

Since Medicaid is the payer of last resort, all Medicare covered services which are provided to dual eligibles who are not enrolled in a Medicare TEFRA Risk HMO shall be billed to Medicare or any other third party liability source.

If a dual eligible is enrolled with a Medicare TEFRA Risk HMO, Medicare will not reimburse the Contractor for Medicare covered services provided by the Contractor. Therefore, the Contractor shall refer the member to the Medicare TEFRA Risk HMO for all Medicare covered services and shall not be responsible for the payment of any Medicare copayments, deductibles or premiums assessed by the Medicare TEFRA Risk HMO. The Contractor shall be responsible for any Medicaid covered services not provided by the Medicare TEFRA Risk HMO.

==============================================================================================
EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT
REMAIN UNCHANGED AND IN FULL EFFECT.
==============================================================================================
SIGNATURE OF AUTHORIZED REPRESENTATIVE:            SIGNATURE OF AHCCCSA CONTRACTING OFFICER:
        Blaine Bergeson                                              Michael Veit
==============================================================================================
TYPED NAME: BLAINE BERGESON                        TYPED NAME: MICHAEL VEIT
==============================================================================================
TITLE: CEO                                         TITLE: CONTRACTS & PURCHASING ADMINISTRATOR
==============================================================================================
DATE: 5/28/96                                      DATE: 6/3/96
==============================================================================================